SCHEDULE 14A
                            (Rule 14a-101)
               INFORMATION REQUIRED IN PROXY STATEMENT
                       SCHEDULE 14A INFORMATION
     Proxy Statement Pursuant to Section 14(a) of the Securities
                Exchange Act of 1934 (Amendment No.  )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement         [ ] Confidential, For Use of
                                        the Commission Only (as
                                        permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

                        AMERICAN URANIUM, INC.

           (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed per Exchange Act Rules 14a-6(i)(1) and 0-11.

[ ] Fee paid previously with preliminary materials:


            NOTICE OF 1999 ANNUAL MEETING OF STOCKHOLDERS
                            June 15, 2000



Dear Stockholder:

     It is my pleasure to invite you to the 1999 Annual Meeting of the Stockholders of American Uranium, Inc., which will be held on June 15, 2000, at 1:00 p.m., Eastern Standard Time, at certain conference facilities located at 121 Richmond Street West, 7th Floor Toronto, Ontario Canada.

     The purposes of the meeting will be to:

          (a) Ratify the selection of Arthur Andersen LLP, as independent auditor for the fiscal year ending December 31, 2000;

          (b) Consider and act upon a proposal to change the Company's state of incorporation from New Jersey to Florida by means of a merger of the Company into a wholly-owned Florida subsidiary of the Company, American Uranium Reincorporation, Inc., as described in the accompanying Proxy Statement;

          (c)  Elect three directors to our Board of Directors; and

          (d) Transact such other business as may properly come before the meeting, or any adjournment or postponement of the meeting.

     Only stockholders of record at the close of business on May 19, 2000 are entitled to vote at the meeting, or any adjournment or postponement of the meeting. We are mailing proxy solicitation material to our stockholders commencing on or about June 1, 2000.
We must receive your proxy on or before June 13, 2000, in order for your proxy to be voted at the meeting.

     You are invited to attend the meeting. Regardless of whether you expect to attend the meeting in person, we urge you to read the attached proxy statement and sign and date the accompanying proxy card and return it in the enclosed postage-prepaid envelope. It is important that your shares be represented at the meeting.

Sincerely,


Glen Akselrod, President and Chief Executive Officer

Toronto, Ontario Canada

May 23, 2000

                          TABLE OF CONTENTS


GENERAL INFORMATION                                                  1

INFORMATION REGARDING THE MEETING                                    1

REINCORPORATION IN THE STATE OF FLORIDA                              2

APPOINTMENT OF INDEPENDENT AUDITORS                                 14

ELECTION OF DIRECTORS                                               15

BOARD AND COMMITTEE MEETINGS                                        16

DIRECTOR COMPENSATION                                               16

BENEFICIAL OWNERSHIP                                                17

COMPENSATION OF EXECUTIVE OFFICERS                                  18

CERTAIN TRANSACTIONS                                                19

COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT           19

STOCKHOLDER PROPOSALS                                               19

OTHER MATTERS                                                       20

EXHIBITS:

     Exhibit A;     Annual Report on Form 10-KSB for the Year Ended
                    December 31, 1999

     Exhibit B;     Quarterly report on Form 10-QSB for the period
                    ended March 31, 2000

     Exhibit C;     The Merger Agreement

     Exhibit D;     The Florida Articles

     Exhibit E;     The Florida Bylaws

     Exhibit F;     Chapter 11 of the New Jersey Act



                         GENERAL INFORMATION



     We sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy for use at our 1999 annual meeting of stockholders. All holders of record on May 19, 2000 of our shares of common stock are entitled to vote at the meeting.

     This proxy statement, the accompanying proxy card, our latest Annual Report on Form 10-KSB and our quarterly report on Form 10-QSB for the period ended March 31, 2000 were first mailed to stockholders on or about June 1, 2000. Our Annual Report on Form 10-KSB and quarterly report on Form 10-QSB contain the information required by Rule 14a-3 of the Rules of the Securities and Exchange Commission, including audited financial statements for our last completed fiscal year, which ended December 31, 1999, and unaudited financial statements for the three month period ended March 31, 2000, and are attached to this Proxy as Exhibit A and Exhibit B, respectively. Those reports should not be regarded as material for the solicitation of proxies or as a communication by means of which we are soliciting your proxy with respect to the meeting. We are incorporating in this proxy statement, by reference, our prior filings with the Securities and Exchange Commission. If you would like copies of any of those documents, other than the filings we are delivering to you in connection with this proxy statement, you can request (by phone or in writing) copies of them by sending your request to: American Uranium, Inc., 121 Richmond Street West, 7th Floor, Toronto, Ontario, Canada M5H 2L3, telephone (416) 203-0010, attention Glen Akselrod, President. We will not charge you for any of the copies.

     At the meeting, you will be asked to:

     - Approve a proposal to change the Company's state of incorporation from New Jersey to Florida by means of a merger of the Company into a wholly-owned Florida subsidiary of the Company, American Uranium
          Reincorporation, Inc.; and

     - Approve the selection of Arthur Andersen LLP as our independent auditor for the fiscal year ending December
          31, 2000;

     -    Elect three directors to the Board of Directors; and

     - Vote on such other business as may properly come before the meeting, or any adjournment or postponement of the meeting.



                  INFORMATION REGARDING THE MEETING




     WHAT MAY I VOTE ON? YOU WILL BE ENTITLED TO VOTE, EITHER IN
PERSON OR BY PROXY, ON:
          1. The approval of a proposal to change the Company's state of incorporation from New Jersey to Florida by means of a merger of the Company into a wholly-owned Florida subsidiary of the Company, American Uranium Reincorporation, Inc. (the "Reincorporation")

          2. The approval of the appointment of our independent auditors for 2000;

          3. The election of three nominees to serve on our Board of Directors.

     How does the Board of Directors recommend I vote on the proposals? The Board of Directors recommends a vote FOR approval of the proposal the Reincorporation; a vote FOR ratification of the selection of Arthur Andersen LLP. as our independent auditors for 2000; and a vote FOR each of the three nominees to the Board of Directors.

     Who is entitled to vote? Stockholders as of the close of business on May 19, 2000 (the "Record Date") are entitled to vote at the meeting.

     How do I vote? Sign and date the proxy card you receive with this proxy statement and return it in the prepaid envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR the four proposals and in such manner as the named proxies determine with respect to any other matters addressed at the meeting. You have the right to revoke your proxy at any time before the meeting by:

     -    notifying our Corporate Secretary; OR

     -    voting in person; OR

     -    returning a later-dated proxy card.

     Who will count the votes? We have appointed our corporate secretary as the inspector of the election. The representative will count and tabulate the votes.

     Is my vote confidential? Your vote will not be disclosed except:

     - as needed to permit the inspector of the election to tabulate and certify the vote;

     -    as required by law; or

     - in limited circumstances, such as a proxy contest in opposition to the Board of Directors.

     Additionally, all comments written on the proxy card or elsewhere will be forwarded to our management, but your identity will be kept confidential unless you ask that your name be disclosed.

     What shares are included on the proxy card? The shares on your proxy card represent ALL of your shares. If you do not return your proxy card, your shares will not be voted.

     What does it mean if I get more than one proxy card? If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all the proxy cards you receive to ensure that all your shares are voted.

     How many shares can vote? As of the record date, May 19, 2000, 9,058,261 shares of common stock were outstanding and entitled to vote. Each share of common stock is entitled to one vote, voting as one class. In summary, there were a total of 9,058,261 eligible votes as of the record date.

     What is a "quorum"? A "quorum" is a majority of the outstanding shares. They may be present at the meeting or represented by proxy. There must be a quorum for the meeting to be held, and a proposal must be approved by more than 50% of the shares voting at a meeting at which there is a quorum to be adopted. The three nominees for director receiving the highest number of affirmative votes will be elected as directors. If you submit a properly executed proxy card, even if you abstain from voting, then you will be considered part of the quorum. However, abstentions are not counted in the tally of votes FOR or AGAINST a proposal. We intend to treat shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees as to which the broker or nominee indicates on a proxy that it does not have discretionary authority to vote) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. We will not consider broker non-votes as votes cast either for or against a particular matter.

     Who can attend the Annual meeting? All of our stockholders on May 19, 2000 can attend. Due to limited space in the meeting room, we are limiting the persons who can attend the meeting to our stockholders, their representatives, our employees and our directors.

     How will voting on any other business be conducted? Although we do not know of any business to be considered at the meeting other than the proposals described in this proxy statement, if any other business is presented at the meeting, your signed proxy card gives authority to Glen Akselrod, our Chairman, President and Chief Executive Officer, to vote on those matters at his discretion.

     Who are the largest principal shareholders? As of May 19, 2000, several of our stockholders owned more than 5% of our capital stock. Those stockholders include Uranium Strategies, Inc., Pan
Zone Co. Ltd., Thesis Group, Inc. and New Century Investment
Holdings, Inc.

     How much did this proxy solicitation cost? We hired Olde Monmouth Stock Transfer Co., Inc., an independent third party to assist us in the distribution of the proxy materials or the solicitation of votes. We estimate that our costs for those actions (which will be conducted by Olde Monmouth Stock Transfer Co., Inc. and our employees, officers and directors) will be approximately $7,000.00. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding the proxy statement and solicitation materials to our stockholders.

     How do I revoke my proxy after I give it? A stockholder giving a proxy pursuant to this solicitation may revoke it at any time prior to its exercise at the meeting by delivering to our President a written notice of revocation, or a duly executed proxy bearing a later date, or by attending the meeting and voting in person. Attendance at the meeting will not, however, constitute revocation of your proxy without your further action. Any written notice revoking your proxy should be sent to our principal executive offices addressed as follows: American Uranium, Inc., 121 Richmond Street West, 7th Floor, Toronto, Ontario, Canada M5H 2L3, telephone
(416) 203-0010, attention Glen Akselrod, President.



      REINCORPORATION OF THE COMPANY FROM NEW JERSEY TO FLORIDA



     We are asking you approve a proposal to change the Company's state of incorporation from New Jersey to Florida by means of a merger of the Company into a wholly-owned Florida subsidiary of the Company, American Uranium Reincorporation, Inc. ("American Uranium Florida").

     The Board of Directors has approved an Agreement and Plan of Merger (the "Merger Agreement") between the Company and American Uranium Florida. We have attached a copy of the Merger Agreement as Exhibit C to this Proxy Statement. The Merger Agreement provides that the Company will merge with and into American Uranium Florida (the "Merger"). Upon shareholder approval of the Merger Agreement, the Company's state of incorporation will change from New Jersey to Florida (the "Reincorporation"). American Uranium Florida is a wholly-owned nonoperating subsidiary of the Company recently incorporated in Florida solely for purposes of effecting the Reincorporation.

                   REASONS FOR THE REINCORPORATION

     The Company was incorporated under New Jersey law as a subsidiary of People Ridesharing Systems, Inc., a company which filed for reorganization under Chapter 11 of the Bankruptcy Act. As a result of the bankruptcy of People Ridesharing Systems, Inc. the stock ownership of the Company was distributed to various parties, and the parent/subsidiary relationship between the Company and People Ridesharing Systems, Inc. ended. Other than the prior relationship with People Ridesharing Systems, Inc., the Company had no reason to have selected New Jersey as its legal residence, and the Company's historical ties to New Jersey no longer appear to management to be decisive in determining the best jurisdiction to fulfill the business needs of the Company.

     The Board of Directors believes that the Florida Business Corporation Act (the "Florida Act") will meet the Company's business needs. The Florida Act is a comprehensive, modern and flexible statute based on the Revised Model Business Corporation Act. For the most part, it provides the flexibility in management of a corporation and in the conduct of various business transactions. Based upon the foregoing, the Board of Directors has determined that it would be in the best interests of the Company and its shareholders to reincorporate in Florida, through a merger with its wholly-owned subsidiary, American Uranium Florida.

                              THE MERGER

GENERAL

     The Reincorporation will be effected by merging the Company into American Uranium Florida, which will be the surviving corporation after the Merger. The Reincorporation will not result in any material change in the name, business, assets or financial position of the Company or in the persons who constitute the Board of Directors (subject to the election by the Shareholders of the nominees for the Board of Directors described in this Proxy Statement). The terms and conditions of the Merger are set forth in the Merger Agreement.

     Upon the effective date of the Merger (the "Effective Date"):
(a) the Company will cease to exist; (b) American Uranium Florida will continue the current operations of the Company and will succeed to all of the assets and assume all of the liabilities of the Company; and (c) each outstanding share of Common Stock of the Company will be automatically converted into one share of Common Stock, $.001 par value per share, of American Uranium Florida (the "American Uranium Florida Common Stock"). Outstanding options or warrants to purchase the Common Stock of the Company will automatically be converted into options or warrants to purchase American Uranium Florida Common Stock.

     After the Effective Date, the Board of Directors of American Uranium Florida will be comprised of the persons elected to the Board of Directors of the Company at this Annual Meeting, and the persons who are currently serving as executive officers of the Company will continue to serve in the same capacities for American Uranium Florida.

     After the Effective Date, the rights of shareholders and the Company's corporate affairs will be governed by the Florida Act and by the Articles of Incorporation (the "Florida Articles") and the Bylaws (the "Florida Bylaws") of American Uranium Florida, instead of the Business Corporation Act of New Jersey (the "New Jersey Act") and the Certificate of Incorporation (the "New Jersey Certificate") and the By-Laws (the "New Jersey Bylaws") of the Company. Certain changes in the rights of shareholders of the Company will result under the Florida Act and the Florida Articles and the Florida Bylaws. We have attached a copy of the Florida Articles and the Florida Bylaws as Exhibit D and Exhibit E, repsectively to this Proxy Statement.

     After the Effective Date, each outstanding certificate representing shares of Common Stock of the Company will be deemed to represent a like number of shares of American Uranium Florida Common Stock.

     IT WILL NOT BE NECESSARY FOR HOLDERS OF THE COMMON STOCK OF THE COMPANY TO SURRENDER THEIR CERTIFICATES FOR NEW CERTIFICATES
     REPRESENTING AMERICAN URANIUM FLORIDA COMMON STOCK.

     The Reincorporation will become effective upon the filing of the requisite merger documents in Florida and New Jersey, which filings are expected to be made as soon as practicable following shareholder approval. The Merger Agreement provides, however, that Merger may be abandoned by the Boards of Directors of the Company and American Uranium Florida at any time prior to the Effective Date (whether before or after shareholder approval). In addition, the Boards of Directors of the Company and American Uranium Florida may amend the Merger Agreement at any time prior to the Effective Date, provided that any amendment made subsequent to shareholder approval may not alter or change the amount or kind of shares to be received in exchange for or on conversion of all or any of the shares of the Company, alter or change any term of the Florida Articles or alter or change any terms and conditions of the Merger Agreement if such alteration or change would adversely affect the holders of the Common Stock of the Company.

SECURITIES ACT CONSEQUENCES

     After the Reincorporation, American Uranium Florida will be a publicly held company and American Uranium Florida Common Stock will continue to be quoted on the over-the-counter market, and the delivery of existing stock certificates evidencing the Common Stock of the Company will constitute "good delivery" of the shares of American Uranium Florida Common Stock in stock transactions effected after the Merger. The shares of American Uranium Florida Common Stock to be issued in exchange for shares of the Common Stock of the Company are not being registered under the Securities Act of 1933 (the "Securities Act") in reliance upon an exemption therefrom. Shareholders whose stock in the Company is freely tradable before the Reincorporation will own freely tradable shares of American Uranium Florida. Shareholders holding restricted securities of the Company will be subject to the same restrictions on transfer as those to which their present shares of Common Stock of the Company are subject. For purposes of computing compliance with the holding period of Rule 144 under the Securities Act, shareholders will be deemed to have acquired their shares in American Uranium Florida on the date they acquired their shares of Common Stock of the Company. In summary, American Uranium Florida and its stockholders will be in the same respective position under the registration provisions of the Securities Act after the Reincorporation as were the Company and its shareholders prior to the Reincorporation.

COMPARISON OF THE RIGHTS OF HOLDERS OF THE COMMON STOCK OF THE
        COMPANY AND THE AMERICAN URANIUM FLORIDA COMMON STOCK

     Although it is not practical to compare all of the differences between (a) the New Jersey Act and the New Jersey Certificate and the New Jersey Bylaws and (b) Florida Act and the Florida Articles and the Florida Bylaws, the following is a summary of differences that we believe may significantly affect the rights of our stockholders. This summary is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences, and is qualified in its entirety by reference to the New Jersey Act, the Florida Act, the New Jersey Certificate, the Florida Articles, the New Jersey Bylaws and the Florida Bylaws.

DIVIDENDS AND REPURCHASES.

     Under the New Jersey Act, a corporation may make distributions on or repurchase shares of stock if, after paying the dividend or repurchasing the shares, the corporation would be able to pay its debts as they become due in the usual course of business, or the corporation's total assets would be more than its total liabilities.
 The New Jersey standard also permits distributions and redemptions unless the corporation is insolvent or would thereby become insolvent. Such dividends or distributions may be made out of surplus only, except in the case of dissolution. Under New Jersey Act, surplus means the excess of net assets of a corporation over its stated capital.

     Under the Florida Act, a corporation may make distributions to stockholders (subject to any restrictions contained in the corporation's charter) as long as, after giving effect to the distribution, (a) the corporation will be able to pay its debts as they become due in the usual course of business and (b) the corporation's total assets will not be less than the sum of its total liabilities plus (unless the charter permits otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution. Pursuant to the Florida Act, a corporation's repurchase of its own capital stock is deemed to be a distribution.

SPECIAL MEETINGS.

     Under the New Jersey Act, special meetings of shareholders may be called by the president or the board, or by such other officers or directors. The New Jersey Act also provides that upon application of the holders of not less than 10% of all shares entitled to vote at a meeting, the Superior Court may in a summary manner, for good cause shown, order a special meeting of shareholders to be called and held. At any meeting ordered by the Superior Court, a quorum consists of all shareholders present in person or by proxy.

     Under the Florida Act, special meetings of the stockholders may be called by the Board of Directors or by such persons as may be authorized by the articles of incorporation or the bylaws. In addition, the Florida Act permits the holders of not less than 10% of all votes entitled to be cast on any issue (unless a greater percentage, not to exceed 50%, is specified in the articles of incorporation) to call a special meeting.

     Both the Florida Bylaws and the New Jersey Bylaws, provide that special meetings may be called by the Board of Directors, by the President or by any officer instructed by the Board of Directors to call the meeting.

QUORUM FOR STOCKHOLDER MEETINGS.

     Under the New Jersey Act unless otherwise provided in a corporation's articles of incorporation, a majority of shares entitled to vote on a matter constitutes a quorum at a meeting of stockholders.

     Under the Florida Act, unless otherwise provided in a corporation's articles of incorporation, a majority of shares entitled to vote on a matter constitutes a quorum at a meeting of stockholders, but in no event may a quorum consist of less than one-third of the shares entitled to vote on such matter.

     Neither the New Jersey Certificate nor the Florida Articles vary the statutory requirements of the New Jersey Act or the Florida Act.

MERGER WITH SUBSIDIARY.

     Under the New Jersey Act, a parent corporation may merge with its subsidiary, without stockholder approval, where the parent corporation owns at least 90% of the outstanding shares of each class of capital stock of its subsidiary.

     Under the Florida Act, a parent corporation may merge with its subsidiary, without stockholder approval, where the parent corporation owns at least 80% of the outstanding shares of each class of capital stock of its subsidiary.

VACANCIES ON THE BOARD OF DIRECTORS.

     Under the New Jersey Act, a vacancy on the board of directors generally may be filled by a majority of the remaining directors even though less than a quorum of the board or in the manner specified in a corporation's certificate of incorporation or by-laws. Neither the New Jersey Certificate nor the New Jersey Bylaws provide otherwise.

     Under the Florida Act, a vacancy on the board of directors may be filled by an affirmative vote of a majority of the remaining directors or by the shareholders, unless the articles of incorporation provide otherwise. The Florida Articles do not provide otherwise.

CORPORATE CONTROL PROVISIONS.

     The New Jersey Act has includes the New Jersey Shareholders Protection Act (the "Anti-takeover Act"). The Anti-takeover Act prohibits certain types of transactions involving a New Jersey corporation having its principal executive offices and significant business operations located in New Jersey and certain present or past beneficial owners of 10% or more of such corporation's voting stock ("Interested Shareholders") for a period of five years following the date upon which the Interested Shareholder first became such (the "Stock Acquisition Date"), unless prior to such date, the transaction was approved by the board of directors of the corporation. This Anti-takeover Act also regulates transactions permitted after such five-year period.

     The Florida Act contains a provision governing "affiliated transactions, but permits a Florida corporation to exempt itself from the application of such provision. The Florida Act provides that an "affiliated transaction" with an "interested shareholder" must generally be approved by the affirmative vote of the holders of two-thirds of the voting shares, other than the shares owned by the interested shareholder. An interested shareholder is any person who is the beneficial owner of 10% or more of the outstanding voting stock of the corporation. The transactions covered by the statute include, with certain exceptions: (a) mergers and consolidations to which the corporation and the interested shareholder are parties,
(b) sales or other dispositions of substantial amounts of the corporation's assets to the interested shareholder, (c) issuances by the corporation of substantial amounts of its securities to the interested shareholder, (d) the adoption of any plan for the liquidation or dissolution of the corporation proposed by or pursuant to an arrangement with the interested shareholder, (e) any reclassification of the corporation's securities that has the effect of substantially increasing the percentage of outstanding voting shares of the corporation beneficially owned by the interested shareholder, and (f) the receipt by the interested shareholder of certain loans or other financial assistance from the corporation.

     The two-thirds approval requirement does not apply if, among other things: (a) the transaction has been approved by a majority of the corporation's disinterested directors (as defined in the statute), (b) the interested shareholder has been the beneficial owner of at least 80% of the corporation's outstanding voting shares for at least five years preceding the transaction, (c) the interested shareholder is the beneficial owner of at least 90% of the outstanding voting shares, (d) the corporation has not had more than 300 shareholders of record at any time during the preceding three years, or (e) certain fair price and procedural requirements are satisfied.

     As permitted by the Florida Act, the Florida Articles contain provisions electing to be exempt from this provision.

     The Florida Act also has a provision governing "control share acquisitions." The control share acquisition provision of the Florida Act provides that a person who acquires shares in an issuing public corporation in excess of certain specified thresholds will generally not have any voting rights with respect to such shares unless such voting rights are approved by a majority of the shares entitled to vote, excluding the interested shares. The thresholds specified in the Florida Act are the acquisition of a number of shares representing: (a) 20% or more, but less than 33% of the voting power of the corporation, (b) 33% or more but less than a majority of the voting power of the corporation, or (c) a majority or more of the voting power of the corporation.

     This provision does not apply if, among other things, the acquisition is: (a) approved by the corporation's board of directors, (b) pursuant to a pledge or other security interest created in good faith and not for the purpose of circumventing the statute, (c) pursuant to the laws of intestate succession or pursuant to gift or testamentary transfer, or (d) pursuant to a statutory merger or share exchange to which the corporation is a party.

     This provision also permits a corporation to adopt a provision in its charter or bylaws providing for the redemption by the corporation of such acquired shares in certain circumstances, and provides that unless otherwise provided in the corporation's articles of incorporation or bylaws prior to the pertinent acquisition of shares, in the event that such shares are accorded full voting rights by the stockholders of the corporation and the acquiring stockholder acquires a majority of the voting power of the corporation, all stockholders who did not vote in favor of according voting rights to such acquired shares are entitled to dissenters' rights.

     Furthermore, this provision applies to any Florida corporation unless the original articles of incorporation (or an amendment to the articles of incorporation) or the bylaws contain a provision expressly electing not to be governed by this provision prior to the occurrence of the control share acquisition. Neither the Florida Articles nor the Florida Bylaws contain a provision electing not to be governed by the statute.

REMOVAL OF DIRECTORS.

     The New Jersey Act and the Florida Act provide that, except with respect to corporations with directors elected by a voting group of stockholders or by cumulative voting, stockholders may remove one or more directors with or without cause unless the corporation's articles of incorporation provides that directors may be removed only for cause.

     None of our directors are elected by a voting group and there is no cumulative voting. Neither the New Jersey Certificate nor the Florida Articles do not provide that a director may be removed only for cause.

COMMITTEES OF THE BOARD OF DIRECTORS.

     Generally, both the New Jersey Act and the Florida Act provide that the board of directors of a corporation may delegate certain of its duties to one or more committees elected by a majority of the board.

     Under the New Jersey Act a committee of the board of directors may not adopt, amend or repeal the bylaws, elect or appoint any director or remove any officer or director, submit to stockholders actions required to be approved by the stockholders or amend or repeal any resolution previously adopted by the board which is amendable or repealable only by the board.

     Under the Florida Act a committee of the board of directors may not approve or recommend to stockholders actions or proposals required to be approved by the stockholders, fill a vacancy on the board, adopt, amend or repeal the bylaws, authorize the issuance of stock, or authorize the reacquisition of the corporation's own stock.

DISSENTERS' RIGHTS.

     Under the New Jersey Act, dissenting stockholders who follow prescribed statutory procedures are, in certain circumstances, entitled to appraisal rights in the case of (a) a merger or consolidation; (b) a sale or exchange of all of substantially all the assets of a corporation; and (c) receipt of shares in connection with a plan of share exchange; provided that, generally, no appraisal rights exist with respect to any class or series of shares listed on a national securities exchange or held of record by 1,000 holders or more, or, in any transaction in connection with which the shareholders of the corporation will receive only (a) cash, (b) securities that, upon consummation of the transaction, will be listed on a national securities exchange or be held of record by not less than 1,000 holders, or (c) cash and such securities.

     Under the Florida Act, dissenting stockholders who follow prescribed statutory procedures are, in certain circumstances, entitled to appraisal rights in the case of (a) a merger or consolidation; (b) a sale or exchange of all of substantially all the assets of a corporation; (c) amendments to the charter that adversely affect the rights or preferences of stockholders; (d) consummation of a plan of share exchange if the stockholder is entitled to vote on the plan; and (e) the approval of a control share acquisition pursuant to Florida law. Such rights are not provided when: (a) such stockholders are stockholders of a corporation surviving a merger or consolidation where no vote of the stockholders is required for the merger or consolidation; or (b) shares of the corporation are listed on a national securities exchange, designated as a national market security by the NASDAQ Stock Market or held of record by more than 2,000 stockholders.

DERIVATIVE ACTIONS.

     The New Jersey Act provides:

     - a person may not bring a derivative action unless the person was a stockholder of the corporation at the time of the challenged transaction or unless the stock thereafter devolved on such person by operation of law;

     - a derivative proceeding may be settled or discontinued only with court approval.

     - if an action was brought without reasonable cause, the court may require the plaintiff to pay the corporation's reasonable expenses.

     The Florida Act provides:

     - a person may not bring a derivative action unless the person was a stockholder of the corporation at the time of the challenged transaction or unless the stock thereafter devolved on such person by operation of law;

     - a complaint in a derivative proceeding must be verified and must allege that a demand was made to obtain action by the board of directors and that the demand was refused or ignored; and

     - a derivative proceeding may be settled or discontinued only with court approval.

     - if an action was brought without reasonable cause, the court may require the plaintiff to pay the corporation's reasonable expenses.

     In addition, under the Florida Act, a court may dismiss a derivative proceeding if:

     - if the court finds that independent directors (or a committee of independent persons appointed by such directors) have determined in good faith after conducting a reasonable investigation that the maintenance of the action is not in the best interests of the corporation;

     - the court determines in its own business judgment that the action should be dismissed.

AMENDMENT TO CHARTER.

     The New Jersey Act establishes specific circumstances under which a company's certificate of incorporation may be amended, and generally requires approval by a majority of the outstanding stock entitled to vote thereon.

     The Florida Act generally provides that an amendment to the articles of incorporation must be approved by the board of directors and by the corporation's stockholders, and generally requires that the votes cast in favor of the amendment exceed the votes cast against the amendment unless the Florida Act, articles of incorporation or the corporation's board of directors requires a greater vote.

AMENDMENTS TO BYLAWS.

     Both the New Jersey Act and the Florida Act, generally, provide that the stockholders, as well as the directors, may amend the bylaws, unless such power is reserved to the stockholders by the articles of incorporation or by specific action of the stockholders.

     The New Jersey Certificate and the Florida Articles permit the board of directors to make or amend the bylaws, subject to the stockholders' right to repeal such by-laws or amendments thereto,

LIABILITY OF DIRECTORS.

     Under the New Jersey Act, a certificate of incorporation may provide that a director shall not be personally liable to the corporation or its shareholders for damages for breach of any duty owed to them, except for a breach of duty based upon an act or omission (a) in breach of such person's duty of loyalty to the corporation or its shareholders, (b) not in good faith or involving a knowing violation of law or (c) resulting in receipt by such person of an improper personal benefit.

     The New Jersey Certificate does not include such a provision.

     Under the Florida Act, a director is not personally liable for monetary damages to the corporation or any other person for any statement, vote, decision or failure to act, regarding corporate management or policy, unless the director breached or failed to perform such parties duties as a director and such breach or failure constitutes:

     (a) a violation of criminal law unless the director had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful,

     (b) a transaction from which the director derived an improper personal benefit,

     (c) a circumstance resulting in an unlawful distribution,

     (d) in a proceeding by or in the right of the corporation to procure a judgment in its favor or by or in the right of a stockholder, conscious disregard for the best interests of the corporation or willful misconduct, or

     (e) in a proceeding by or in the right of one other than the corporation or a stockholder, recklessness or an act or omission committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety, or property.

INDEMNIFICATION.

     Under both the New Jersey Act and the Florida Act, a corporation may generally indemnify its officers, directors, employees and agents against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement of any proceedings (other than derivative actions), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in derivative actions, except that indemnification may be made only for
(a) expenses (including attorneys' fees) and certain amounts paid in settlement and (b) in the event the person seeking indemnification has been adjudicated liable, amounts deemed proper, fair and reasonable by the appropriate court upon application thereto. Both the New Jersey Act and the Florida Act further provide that to the extent that such persons have been successful in defense of any proceeding, they must be indemnified by the corporation against expenses actually and reasonably incurred in connection therewith. The Florida Act further provides that, unless a corporation's articles of incorporation provides otherwise, if a corporation does not so indemnify such persons, they may seek, and a court may order, indemnification under certain circumstances even if the board of directors or stockholders of the corporation have determined that the persons are not entitled to indemnification.

     The New Jersey Certificate and the New Jersey Bylaws are do not vary the provisions of the New Jersey Act.

     The Florida Articles and the Florida Bylaws each provide that directors and officers and former directors and officers will be indemnified to the fullest extent permitted by the Florida Act.

STOCKHOLDER INSPECTION OF BOOKS AND RECORDS.

     Under the New Jersey Act, a voting list setting forth the name, address and number of shares held must be available for inspection by any shareholder during any shareholders' meeting. In addition, any person who has been a shareholder of record for at least six months immediately preceding a demand by such person, or any person holding, or so authorized by the holders of, at least 5% of the outstanding shares of any class or series, upon at least five days written demand, has the right, for any proper purpose, to examine, in person or by agent or attorney, during usual business hours, the minutes of the proceedings of the corporation's shareholders and record of shareholders, and to make extracts therefrom at the places where they are kept (within or outside of New Jersey), or, in the case of shareholder records, within ten days after the demand, at the corporation's registered office or at the office of its transfer agent within New Jersey, or, in the case of shares listed on a national securities exchange, at the office of the corporation's transfer agent within or outside of New Jersey. Also, irrespective of the length of time during which a shareholder shall have been a record shareholder or of the number of shares held, a court is empowered, upon proof of proper purpose, to compel production for examination by the shareholder of the books and records of account, minutes and record of shareholders.

     Under the Florida Act a stockholder is entitled to inspect and copy the articles of incorporation, bylaws, certain board and stockholder resolutions, certain written communications to stockholders, a list of the names and business addresses of the corporation's directors and officers, and the corporation's most recent annual report during regular business hours only if the stockholder gives at least five business days' prior written notice to the corporation. In addition, a stockholder of a Florida corporation is entitled to inspect and copy other books and records of the corporation during regular business hours only if the stockholder gives at least five business days' prior written notice to the corporation and (a) the stockholder's demand is made in good faith and for a proper purpose, (b) the demand describes with particularity its purpose and the records to be inspected or copied and (c) the requested records are directly connected with such purpose. The Florida Act also provides that a corporation may deny any demand for inspection if the demand was made for an improper purpose or if the demanding stockholder has, within two years preceding such demand, sold or offered for sale any list of stockholders of the corporation or any other corporation, has aided or abetted any person in procuring a list of stockholders for such purpose or has improperly used any information secured through any prior examination of the records of the corporation or any other corporation.

TREASURY STOCK.

     Both the New Jersey Act and the Florida Act provide that a corporation may, unless its certificate of incorporation or articles of incorporation, as the case may be, generally reacquire its own issued and outstanding capital stock, and all capital stock so reacquired is automatically returned to the status of authorized but not issued or outstanding, and is not deemed treasury stock.

                    TAX CONSEQUENCES OF THE MERGER

     The merger and resulting reincorporation of the Company from New Jersey to Florida will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. Accordingly, for federal income tax purposes, no gain or loss will be recognized by stockholders upon the conversion of the Common Stock of the Company into the American Uranium Florida Common Stock. Each stockholder whose shares of Common Stock of the Company are converted into the American Uranium Florida Common Stock will have the same basis in the American Uranium Florida Common Stock as such stockholder had in the Common Stock of the Company held immediately prior to the effective date of the merger. The stockholder's holding period in the American Uranium Florida Common Stock will include the period during which the corresponding shares of the Common Stock of the Company were held, provided such corresponding shares of the Common Stock of the Company were held as a capital asset on the effective date of the merger.

     We will recognize no gain or loss as a result of the merger and reincorporation, and American Uranium Florida will, generally, succeed, without adjustment, to the tax attributes of the Company.

     PLEASE NOTE: THE DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY, and no information is provided in this Proxy Statement regarding the tax consequences, if any, under applicable state, local or foreign laws. Such discussion is NOT BINDING UPON THE INTERNAL REVENUE SERVICE, AND NO RULINGS OF THE INTERNAL REVENUE SERVICE WILL BE SOUGHT OR OBTAINED. THERE IS NO ASSURANCE THAT THE INTERNAL REVENUE SERVICE WILL AGREE WITH THE FOREGOING DISCUSSION. Each stockholder is advised to consult his or her personal attorney or tax advisor as to the federal, state, local or foreign tax consequences of the proposed reincorporation in view of the stockholder's individual circumstances.

                     STOCKHOLDER APPRAISAL RIGHTS

     Each of the Company's shareholders has the right to dissent from the Reincorporation and to demand payment of the fair value of the shares held by such shareholder calculated as of the day before the day the vote authorizing the Reincorporation was taken, excluding any appreciation or depreciation in anticipation of the Reincorporation.

     As indicated in this Proxy Statement, the Company has reserved its right to abandon the Reincorporation for any reason at any time before the Effective Date and may do so, if among other things, the holders of a substantial number of shares of the Company exercise dissenter's rights.

     In order to perfect such rights, a shareholder of the Company MUST, prior to the meeting at which the requisite shareholder approval of the Reincorporation is obtained, file with the Company a written objection to the Reincorporation, notifying the Company that such shareholder will demand payment for the shares held by such shareholder if the Reincorporation is effected. Within 10 days after the date on which the Reincorporation is effected, American Uranium Florida MUST give written notice of the effective date of the Reincorporation, by certified mail to each shareholder who filed a written notice of dissent.

     Within 20 days after the mailing of the notice by American Uranium Florida, any shareholder to whom American Uranium Florida was required to give notice and who has filed a written notice of dissent may make written demand on American Uranium Florida for the payment of the "fair value" of such shareholders shares. Not later than 20 days after making a demand for payment, a shareholder must submit the certificates representing the shares upon which a demand has been made to American Uranium Florida for notation thereon that such a demand was made, whereupon such certificates shall be returned to such shareholder.

     Any shareholder failing to make such demand within the ten day period will be bound by the Reincorporation, and once a demand is made it may not be withdrawn by the shareholder without the consent of American Uranium Florida. Any shareholder making such a demand shall cease to have any rights as a shareholder except the right to be paid the "fair value" of such shareholders shares. The right of a shareholder to be paid "fair value" for such shareholders shares shall cease if, among other things, such shareholder fails to submit such shares for notation, unless a court having jurisdiction, for good and sufficient cause determines otherwise, the demand for payment is withdrawn, or the "fair value" is not agreed upon and no action for determination of the "fair value" is commenced as required by the New Jersey Act.

     Within 10 days after expiration of the period within which shareholders may make a written demand to be paid "fair value" for their shares, American Uranium Florida shall mail to each dissenting shareholder certain financial statements of American Uranium Florida, and may accompany such financial statements with a written offer to pay a specified price deemed by American Uranium Florida as the "fair value" thereof. If, within 30 days after the foregoing 10 day period, the "fair value" of the shares is agreed upon by a dissenting shareholder and American Uranium Florida, payment shall be made by American Uranium Florida upon surrender of the certificates representing the shares, otherwise the dissenting shareholder may, within 30 days after the foregoing 30 day period, serve a written demand upon American Uranium Florida to commence an action in the Superior Court to determine the "fair value" If such a demand is made by the shareholder, American Uranium Florida shall commence such action within 30 days after the receipt of the demand therefor, and it American Uranium Florida fails to so commence such action, a dissenting shareholder may, in the name of American Uranium Florida, commence such action not later than 60 days after the expiration of the foregoing 30 day period.

     The costs and expenses of bringing such an action, including appraiser's fees, shall be determined by the court and shall be apportioned and assessed between the parties as the shall determine to be equitable.

     The foregoing summary does not purport to be a complete statement of the rights of dissenting shareholders, and such summary is qualified in its entirety by reference to Chapter 11 of the New Jersey Act, which is reproduced in full as Exhibit F hereto.

          The Board of Directors Unanimously Recommends That You Vote FOR the Reincorporation. A vote for the Reincorporation will constitute specific approval of the Merger Agreement, the Florida Articles, the Florida Bylaws and all of the transactions and proceedings related to the Reincorporation described in this Proxy Statement.



                 APPOINTMENT OF INDEPENDENT AUDITORS



     Although the submission of this matter for stockholder ratification at the Annual Meeting is not required by law or our bylaws, we are, nevertheless, asking you to ratify our selection of Arthur Andersen LLP as our independent public accountants for the fiscal year ending December 31, 2000, in order to determine the stockholders' views. Arthur Andersen LLP does not currently act as our independent auditor and, subject to the agreement of Arthur Andersen LLC., which agreement has not yet been obtained, is intended to replace Samuel Klein and Company who is currently acting as our independent auditors, and has acted in that capacity since 1998. We would not be terminating our relationship with Samuel Klein and Company as a result of any disagreement, and the report of Samuel Klein and Company on our financial statements for each of the two most recent years preceding the termination, if it were to occur, did not contain an adverse opinion or disclaimer of opinion, nor was its report modified as to uncertainty, audit scope, or accounting principles, nor would the termination be based on any resolved or unresolved disagreements on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedures. The decision to change our accountants to Arthur Andersen LLP was recommended by our officers and approved by our Board of Directors. If the selection of Arthur Andersen LLP is not ratified, the Board may reconsider its selection of independent accountants. A representative of Arthur Andersen LLP is not expected to attend the Annual Meeting, and, therefore, will not be available to answer questions and will not have an opportunity to make a statement.

     The Board of Directors Unanimously Recommends That You Vote FOR the Selection of Arthur Andersen LLP to Serve As Our Auditors for the Fiscal Year Ending December 31, 2000.



                        ELECTION OF DIRECTORS



     The Merger Agreement provides that the Board of Directors serving the Company immediately prior to the effective date of the Merger shall be nominated for election to the Board of Directors of American Uranium Florida. The Florida Bylaws provide for a Board of Directors of at least one member and not more than seven members, each such member elected to a one year term expiring at the next ensuing annual meeting. Currently, the Board has three members, Glen Akselrod, C.T. Yeh and Dr. Stewart A. Jackson. Dr. Stewart A. Jackson has elected to withhold his name from being nominated for re-election. As a result, Anthony Ng is being nominated to fill the vacancy on the Board of Directors. If elected, Glen Akselrod, C.T. Yeh and Anthony Ng will be elected for a one year term and serve until their replacements are elected and qualified. All directors serve until their successors are elected and qualified, subject, however, to prior death, resignation, retirement, disqualification, or removal from office.

     You are being asked to elect Messrs. Glen Akselrod, C.T. Yeh and Anthony Ng to our Board for a one year term. If all the nominee directors are elected, we will have three directors.

     The person named as proxy holder in the enclosed proxy cards (Mr. Akselrod) has advised us that, unless a contrary direction is indicated on a proxy card, he intends to vote FOR the election of the three nominees. He has also advised us that, if any of the three nominees are not available for election for any reason, he will vote FOR the election of such substitute nominee or nominees, if any, as the Board of Directors may propose. Each person nominated for election has agreed to serve if elected, and the Board of Directors has no reason to believe that any nominee will be unavailable to serve if elected.

CURRENT BOARD MEMBERS

      Glen Akselrod, C.T. Yeh and Dr. Stewart A. Jackson currently serve as our directors. Glen Akselrod and C.T. Yeh have been nominated for re-election to the Board, and Anthony Ng has been nominated for election to the Board.

     GLEN AKSELROD. Glen Akselrod has served as the President, Director and Chief Executive Officer of the Company since August
1999. Since November 1998 he has been employed by thestockpage.com as Vice President. Thestockpage.com. is an Ontario corporation in the business of marketing and public relations. Prior to joining thestockpage.com Mr. Akselrod was an analyst for two property and casualty insurers. Mr. Akselrod has a Bachelor of Science -
Actuarial Science and Economics degree from the University of Toronto.

     C.T. YEH. C.T. Yeh, has been the Secretary and a director of the Company since 1997. Mr. Yeh has over 25 years of experience with mining companies and financial services companies. From 1996 to 1997, Mr. Yeh was President of YCN Group, L.L.C., a joint venture partner with Yang Cheng (Group) Co., Ltd., a Macau based company wholly owned by the Municipality of Guangzhou, China. From 1992 to 1996, Mr. Yeh was Managing Director of Ridgewood Partners Ltd., an investment banking company. From 1988 to 1992, Mr. Yeh was a Director of Elders Resources Finance Inc., a merchant bank providing capital to the junior mining companies. From 1979 to 1986, Mr. Yeh was Director and Financial Planner of Inspiration Resources. From 1974 to 1979, Mr. Yeh was a Senior Process Economics Engineer at Kennecott Copper. From 1969 to 1974, Mr Yeh was a Metallurgist at Foote Minerals Company, and from 1966 to 1969, Mr. Yeh was a Research Metallurgist at Calumet & Hecla Company. Mr. Yeh holds a Bachelor of Science degree in Metallurgical Engineering from Cheung Kung University, a Master of Science degree in Metallurgical Engineering from Michigan Technological University and an M.B.A. with Honors from the University of Delaware. Mr. Yeh holds several U.S. Patents in Metallurgy and has written several research papers for the American Institute of Metallurgical Engineers and the American Ceramic Society.

     DR. STEWART A. JACKSON. Dr. Stewart A. Jackson has been the director of the Company since 1997. Dr. Jackson is an experienced geologist with 37 years of experience in exploration and development of both base and precious metal deposits. Dr. Jackson was responsible for the discovery and development of several major mineral discoveries, including the Red Dog multi-billion dollar zinc deposit in northwestern Alaska for Cominco Resources, Inc. Dr. Jackson was responsible for the raising of over $50 million for several publicly traded companies, including Crown Resource Corp., founded by Dr. Jackson in 1981. Since 1987 Dr. Jackson has been an independent consulting geologist for several private and public companies. Dr. Jackson earned a Bachelors of Science Degree majoring in Geology from the University of Western Ontario, a Masters of Science majoring in Stratigraphy and Mineral Deposit and a Doctorate from the University of Toronto.

BOARD NOMINEE

     ANTHONY NG. From 1987 through 1995 Mr. Ng served as President of Moorgate Financial Corp; from 1995 through 1998 Mr. Ng served as President of Pan Pacific Strategies Corp.; and from 1998 to the present Mr. Ng serves as President of Zeuspac Capital Bancorporation Ltd. Mr. Ng received a Bachelor of Arts from the University of Hong Kong and a Masters in Philosophy from London University.

          The Board of Directors recommends that you vote FOR all of the director nominees.



                     BOARD AND COMMITTEE MEETINGS



     The Board of Directors has not established any committees.
Accordingly, the Board of Directors does not have a nominating committee. The entire Board of Directors performs those duties.

     The Board of Directors held six meetings, and took actions by written consent on no occasion, during our 1999 fiscal year. Each current director attended 75% or more of the 1999 fiscal year meetings of the Board of Directors.



                        DIRECTOR COMPENSATION



     None of our directors have employment agreements or stock option arrangements with the Company. We intend for the directors to be compensated at the rate of $2,500 per year, plus $500.00 per meeting attended, plus reimbursement of reasonable travel expenses, when, and if, our cash flow permits. To date, none of the directors have received any salaries or other cash compensation.



                         BENEFICIAL OWNERSHIP



     The following table sets forth certain information furnished by current management concerning the beneficial ownership, as of May 19, 2000, of our outstanding capital stock by (i) each of our stockholders who beneficially own 5% or more of any class of our stock, (ii) each of our directors and our director nominees, (iii) each of our executive officers, and (iv) all of our directors, director nominees and executive officers as a group. Unless otherwise noted, each person (either alone or with family members) has voting and dispositive power of the shares listed opposite his or her name.

NAME OF         CLASS           NUMBER OF       PERCENTAGE OF
BENEFICIAL                      SHARES          CLASS (1)
OWNER

Glen Akselrod   Common          1,000,000       11.1%
(2)(3)
(President,
CEO, Director
and 5%
Shareholder)

C. T. Yeh       Common          0               0.00%
(Director and
Secretary)

Anthony Ng      Common          1,000,000       11.1%
(4)(5)
(Director
nominee)

Uranium         Common          1,000,000       11.1%
Strategies,
Inc. (6)
(5%
Shareholder)

Pan Zone Co.    Common          1,000,000       11.1%
Ltd (7)
(5%
Shareholder)

Thesis Group,   Common           800,000         8.8%
Inc. (8)
(5%
Shareholder)

New Century     Common           880,000         9.7%
Investment
Holdings Inc.
(9)
(5%
Shareholder)

Stewart  A.     Common          1,000,000       11.1%
Jackson
(10)(11)
(Director, 5%
Shareholder)

All directors   Common          2,000,000       22.2%
(and nominee
directors) and
officers as a
group (12)
(4 persons)


(1) Based on 9,058,261 outstanding shares of common stock. The inclusion of any shares as "beneficially owned" does not constitute an admission of beneficial ownership (which has a broad definition under the securities laws) of those shares. Unless otherwise indicated, each person listed has sole investment and voting power with respect to the shares listed. Also, each person is deemed to beneficially own any shares issuable on exercise of stock options or warrants held by that person that are currently exercisable or that become exercisable within 60 days after May 19, 2000.

(2)  The address for Mr. Akselrod is care of the Company at 121
Richmond Street West, 7th Floor, Toronto, Ontario, Canada  M5H 2K1.

(3) Mr. Akselrod is the chief executive officer and a director of Uranium Strategies, Inc., and consequently has beneficial ownership of the shares of common stock of the Company owned by Uranium Strategies. Mr. Akselrod disclaims beneficial ownership as to all shares of common stock of the Company held by Uranium Strategies.

(4) The address for Mr. Ng is 31 Grass Meadoway, Toronto Ontario,
Canada M2H 2V4.

(5) Mr. Ng is the president and a director of Pan Zone Co. Ltd and consequently has beneficial ownership of the shares of common stock of the Company owned by Pan Zone Co. Ltd. Mr. Ng disclaims beneficial ownership as to all the shares of common stock of the Company held by Pan Zone Co. Ltd.

(6) The address for Uranium Strategies, Inc. is 3550 Skyline View Drive, Reno, Nevada 89509.

(7)  The address for Pan Zone Co. Ltd is Nippo Sun Centre, Suite
1408, 28 Canton Road, Kowloon, Hong Kong.

(8)  The address for Thesis Group Inc. is Hanover Terrace, London
SVW1 4RJ England.

(9) The address for New Century Investment Holdings Inc. is Bison Court, Road Town, Tortola, British Virgin Islands.

(10)  The address for Dr. Jackson is care of the Company at 121
Richmond Street West, 7th Floor, Toronto, Ontario, Canada  M5H 2K1.

(11) Dr. Jackson is the secretary and a director of Uranium Strategies, Inc., and consequently has beneficial ownership of the shares of common stock of the Company owned by Uranium Strategies. Dr. Jackson disclaims beneficial ownership as to all shares of common stock of the Company held by Uranium Strategies.

(12) See Notes 2, 3, 4, 5, 10 and 11 above.



                  COMPENSATION OF EXECUTIVE OFFICERS



EXECUTIVE COMPENSATION

     We have not paid our Chief Executive Officer or any other of our executive officers any compensation during the fiscal year ended December 31, 1999, nor was any such compensation earned except that we paid our prior President, G. Ken Webb $2,500.00 per month until March, 1999. We did not award any executive officers any options or stock awards subsequent to December 31, 1999 through the date of this proxy statement.

FISCAL YEAR-END OPTION VALUE

     As of the date of this proxy statement, none of our executive officers have any options to acquire common shares.

EMPLOYMENT AGREEMENTS

     We have not entered into any employment agreements with either our Chief Executive Officer or any other of our executive officers. As circumstances warrant, we may enter into employment agreements with our officers and key employees.



                         CERTAIN TRANSACTIONS



     During the past two years we have not engaged in nor do we propose to engage in, any transaction which involves our executive officers, directors, director nominees, 5% stockholders or immediate family members of those persons.



      COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT



     Under Section 16 of the Securities Exchange Act of 1934 (the "Securities Exchange Act") and the rules thereunder, our directors, certain officers and persons who beneficially own more than 10% of our outstanding common stock are required to file reports with the Securities and Exchange Commission and any exchange on which our securities are listed concerning their ownership of and transactions in our common stock, and to furnish us with copies of those reports.
 Based solely upon the reports and related information furnished to us, we believe that all such filing requirements were complied with in a timely manner during and with respect to our 1999 fiscal year.



                        STOCKHOLDER PROPOSALS



     The rules of the Securities and Exchange Commission provide that stockholder proposals may be considered for inclusion in the proxy material for our annual meetings under certain circumstances. Our bylaws provide that any stockholder proposals for our annual meeting must be made in writing and delivered to us not less than 90 days nor more than 120 days prior to that meeting, but if we provide you with less than 30 days notice (actual or by public disclosure) of the meeting, proposals will be deemed timely if they are received not more than 10 days following the date of the notice or the public disclosure of the meeting. Any such proposals must comply with the requirements of the Securities Exchange Act and the rules thereunder. Stockholder proposals should be addressed to the Company to the attention of Glen Akselrod, President, 121 Richmond Street, 7th Floor, Toronto, Ontario, M5H 2K1, Canada.



                            OTHER MATTERS



     The Board of Directors does not presently intend to bring any other business before the meeting, and we know of no other matters that are to be brought before the meeting except as specified in the notice of the meeting. If any additional business properly comes before the meeting, however, your shares will be voted in accordance with the judgment of the persons voting your proxy.

                                   By Order of the Board of Directors



                                   By:
                                   Glen Akselrod, President




     All stockholders are urged to complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope. Thank you for your prompt attention to this matter.

                              PROXY FOR
                        AMERICAN URANIUM, INC.
                    ANNUAL MEETING OF STOCKHOLDERS
                            June 15, 2000


     The undersigned hereby appoints Glen Akselrod, as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated below, all the shares of common stock of American Uranium, Inc. held of record by the undersigned on May 19, 2000, at the annual meeting of the stockholders to be held on June 15, 2000, or any adjournment thereof.

          1. REINCORPORATION. To approve of a proposal to change the Company's state of incorporation from New Jersey to Florida by means of a merger of the Company into a wholly-owned Florida subsidiary of the Company, American Uranium Reincorporation, Inc.

     _____ FOR           _____ AGAINST            _____ ABSTAIN

          2. INDEPENDENT ACCOUNTANT. To ratify the selection of Arthur Andersen LLP as our independent accountant.

     _____ FOR           _____ AGAINST            _____ ABSTAIN

          3. ELECTION OF DIRECTORS. To elect the following nominees as directors, until such time as each such member's successor shall have been elected and duly qualified: Glen Akselrod, C.T. Yeh and Anthony Ng.

     _____  FOR     all nominees listed above, except as marked to
                    the contrary with respect to any one or more of the nominees by your clearly striking a line through that nominee's name in the list of nominees above.

     _____ WITHHOLD AUTHORITY to vote for ALL nominees listed above.


     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS and, when properly executed, will be voted in the manner directed herein by the undersigned stockholder and, in the discretion of the named proxies, in such manner as the named proxies may determine with respect to any other matter that may properly come before the annual meeting. If no direction is made, this proxy will be voted for all proposals and the election of all the director nominees set forth in this proxy.

     By signing this proxy, you represent and warrant that you are entitled to vote the number of shares in the manner prescribed. We may rely upon this representation and you agree to provide us, upon request, with evidence that you are authorized to vote the shares as represented.

     Please sign your name exactly as it appears on our records, and indicate the number and class of shares of capital stock you held as of May 19, 2000. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation or other entity, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING
THE ENCLOSED ENVELOPE. THIS PROXY MUST BE RETURNED TO US BEFORE THE CLOSE OF BUSINESS ON JUNE 13, 2000 TO BE EFFECTIVE.


     Dated:___________             Number of Shares:_____________


     ______________________________
_____________________________________
     (Signature of Shareholder)         (Signature of Shareholder if
                                        held jointly)


     ______________________________
     Exact Name(s) of Shareholder(s),
     as set forth in the corporation's records

                              Exhibit A

  Annual Report on Form 10-KSB for the Year Ended December 31, 1999

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                         Washington, D. C. 20549
                                   FORM 10-KSB

(Mark One)
[X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT     OF 1934

For the fiscal year ended      December 31, 1999
                          -------------------------------

[ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE     ACT OF 1934

For the transition period from ___________________ to
_______________________
Commission file number 0-26037

                             AMERICAN URANIUM, INC.
                  --------------------------------------------
           (Name of small business issuer in its charter)
       New Jersey                                   N/A
- --------------------------------
----------------------------------- (State or other jurisdiction of
        (I.R.S. Employer Identification No.) incorporation or organization)

121 Richmond Street West, 7th Floor Toronto, Ontari, Canada
M5H 2K1 -
-----------------------------------------------------------
---------- (Address of principal executive offices)
         (Zip Code)
Issuer's telephone number:   (416) 203-0010

Securities registered pursuant to Section 12(b) of the Act:
Title of each class             Name of each exchange on which
registered      None                                      N/A


Check whether the Issuer (1) has filed all reports required to be filed by section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such fling
requirements for the past 90 days.  (1)  Yes  [X]  No [   ]

Check if disclosure of delinquent filers in response to Item 405 of Regulation S-B is not contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. [X]

State issuer's revenues for its most recent fiscal year:     $-0-
State the aggregate market value of the voting stock held by non-affiliates of the Registrant computed by reference to the price at which the stock was sold, or the average bid and asked prices of such stock, as of a specified date within the past 60 days: The aggregate market value of the voting stock held by non-affiliates of the Registrant (558,000 shares) cannot be computed because there is no trading market.

State the number of shares outstanding of each of the Issuer's classes of common equity as of the latest practicable date: At March 26, 2000, there were 9,058,261 shares of the Registrant's Common
Stock outstanding.
Documents Incorporated by Reference:  None

                                     PART I

ITEM 1.  DESCRIPTION OF BUSINESS

General

     American Uranium was organized under the laws of the State of New Jersey on October 22, 1991 under the name PRS Sub III, Inc. and changed its name to American Uranium Inc. in 1998. American Uranium was originally formed as a subsidiary of People Ridesharing Systems, Inc., a company which filed for reorganization under Chapter 11 of the Bankruptcy Act. As a result of an order of the United States Bankruptcy Court in May 1996 relating to the bankruptcy of People Ridesharing, the common stock ownership in American Uranium was issued 10% to the creditors and 5% to the stockholders of People Ridesharing and 85% to an investor.

Prior Operations

     From the time of the reorganization on October 22, 1991 until the company changed its name to American Uranium, American Uranium had no business operations.

Activities During 1999

     During the year ended December 31, 1999, American Uranium conducted no material business operations.

Proposed Activities

Identify and Acquire Uranium and Vanadium Properties

     American Uranium entered into an agreement with a mineral exploration company, Platoro West LLC that owns a database of geological exploration information on approximately 1,500 properties, the majority of which are located in the United States. The database was acquired by Platoro as part of the liquidation of certain mining subsidiaries of a major multinational chemical company that was previously engaged in mineral exploration. The database was compiled during the 1960's and 1970's, and it is believed to contain exploration results and feasibility studies that still have valuable, useful information. The agreement provides for Platoro to identify eight to ten advanced stage properties with proven reserves in the United States for American Uranium to stake or otherwise acquire if interested. American Uranium views this database as a substantial competitive advantage in the identification of high quality mineral properties with significant potential for full development.
     American Uranium's initial plans are to acquire claims for five to ten uranium and vanadium properties. The claims may include those identified by Platoro West, LLC.

Update of Past Exploration Results and Feasibility Studies on Staked
Claims
     Once American Uranium identifies properties and acquires ownership of the claims, it will contract with external geological and environmental consultants to update the exploration results, feasibility studies and environmental reports to determine if the properties can be permitted for full-scale mining. Each property will be studied to determine the production price that will support positive cash flow and that would be attractive to develop using modern mining methods or to joint venture develop with a major mineral producer. Claims that are not feasible to permit will not be renewed with the applicable federal and state authorities.

Obtain Permits for Properties Identified as Feasible to Mine
     American Uranium will have to undergo an extensive permitting process prior to extracting minerals from feasible properties. Operating and environmental permits will be obtained from the applicable regulatory bodies utilizing technical applications filed by American Uranium. American Uranium has identified external mining consultants to assist with preparing and filing permits to all applicable regulatory authorities in the United States. American Uranium is able to draw upon the significant mining experience of its principal shareholders, officers and directors to ensure the best resources are allocated to permitting and proper procedures are followed.

Develop Mining Facilities and Extract Ore from Permitted Properties
     American Uranium intents to use three approaches to mine permitted properties: (i) develop the facilities to extract and partially refine the ore and contract for later-stage refining with third-party refiners, (ii) enter a joint venture agreement with a major mineral producer to extract and refine the ore - American Uranium will receive a percentage of the revenues from the sale of refined ore, or (iii) sell the permitted property to a major mineral producer. American Uranium will require significant capital to manage and operate fully functional mines without the assistance of a major mineral producer and does not view this as the preferred option.

Mineral Ore Orientation

     Recent acquisitions of uranium properties or junior uranium mining and exploration companies by some major mineral producers has resulted in American Uranium focusing on these particular minerals.

     The selection of a business opportunity in which to participate is complex and risky. Additionally, as American Uranium has only extremely limited resources, it may be difficult to find good opportunities. There can be no assurance that American Uranium will be able to identify and acquire any business opportunity based on management's business judgement.
Business Risks

     The activities of American Uranium are subject to several significant risks which arise primarily as a result of the fact that American Uranium has no specific business and may acquire or participate in a business opportunity based on the decision of management which potentially could act without the consent, vote, or approval of American Uranium's shareholders. The risks faced by American Uranium are further increased as a result of its lack of resources and its inability to provide a prospective business opportunity with significant capital.

Employees

     American Uranium has no employees.

ITEM 2.  DESCRIPTION OF PROPERTY

     American Uranium rents offices at 121 Richmond St. W., Seventh Floor, Toronto, Ontario, M5H 2K1

ITEM 3.  LEGAL PROCEEDINGS

     American Uranium is not a party to any material pending legal proceedings or government actions, including any material bankruptcy, receivership, or similar proceedings. Management of American Uranium does not believe that there are any material proceedings to which any director, officer or affiliate of American Uranium, any owner of record of beneficially of more than five percent of the common stock of American Uranium, or any associate of any such director, officer, affiliate of American Uranium, or security holder is a party adverse to American Uranium or has a material interest adverse to American Uranium.

ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITIES HOLDERS
     No matters were submitted to a vote of shareholders of American Uranium during the fourth quarter of the fiscal year ended December 31, 1999.
                                     PART II

ITEM 5. MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS The Common Stock of American Uranium is not quoted on any quotation medium. There is currently no established public trading market for the Common Stock.
     At December 31, 1999, American Uranium had approximately 696 shareholders of record as reported by American Uranium's transfer agent. The transfer agent for American Uranium is Olde Monmouth Stock Transfer, 77 Memorial Parkway, Atlantic Highlands, NJ 07716.

     Since its inception American Uranium has not paid any dividends on its common stock, and American Uranium does not anticipate that it will pay dividends in the foreseeable future.

ITEM 6. MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION American Uranium is a development stage company. It has had no revenues from operations during the fiscal years ended December 31, 1998 and 1999, or from October 21, 1991 (the commencement of the development stage) to December 31, 1999. Expenses of American Uranium decreased from $91,321 in 1998 to $40,073 in 1999. The costs were reduced due to no new staking of claims in 1999 and reduced consulting fees.

Liquidity and Capital Resources

     American Uranium has no working capital. It has funded losses from the proceeds of sale of securities in 1998 and 1999.

     American Uranium does not have any capital resources. Before American Uranium will be able to enter into any business operations, it will have to raise capital. The capital requirements may be substantial; American Uranium is unable to estimate its capital requirements at this time because it does not have any business operations. There can be no assurance that American Uranium will be able to raise any capital in the future.

ITEM 7.  FINANCIAL STATEMENTS

     The financial statements of American Uranium are set forth immediately following the signature page of this annual report.


ITEM 8.  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS
         ON ACCOUNTING AND FINANCIAL DISCLOSURE

           None

                                    PART III

ITEM 9.  DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND
         CONTROL PERSONS; COMPLIANCE WITH SECTION 16(a) OF THE
EXCHANGE ACT
General

     The following table sets forth certain information regarding the current directors and executive officers of American Uranium:

                                  POSITION(S) WITH
     NAME                 AGE     THE COMPANY     DIRECTOR SINCE
    Glen Akselrod         30     President & CEO  1999
    CT Yeh                61     Secretary        1997
    Stewart Jackson       60     Director         1997
     There are no family relationships among any of the directors or executive officers of American Uranium.

     The following information is furnished for each of the executive officers and directors of American Uranium:

     Glen Akselrod has served as the President and Chief Executive Officer of American Uranium since August 1999. Since November 1998 he has been employed by thestockpage.com as Vice President. Thestockpage.com. is an Ontario corporation in the business of marketing and public relations. Prior to joining thestockpage.com Glen was an analyst for two property and casualty insurers. Mr. Akselrod has a Bachelor of Science - Actuarial Science and Economics degree from the University of Toronto.

     Mr. C.T. Yeh, has been the Secretary and a director of American Uranium since 1997. Mr. Yeh has over 25 years of experience with mining companies and financial services companies. From 1996 to 1997, Mr. Yeh was President of YCN Group, L.L.C., a joint venture partner with Yang Cheng (Group) Co., Ltd., a Macau based company wholly owned by the Municipality of Guangzhou, China. From1992 to 1996, Mr. Yeh was Managing Director of Ridgewood Partners Ltd., an investment banking company. From 1988 to 1992, Mr. Yeh was a Director of Elders Resources Finance Inc., a merchant bank providing capital to the junior mining companies. From 1979 to 1986, Mr. Yeh was Director and Financial Planner of Inspiration Resources; from 1974 to 1979, was a Senior Process Economics Engineer at Kennecott Copper; from 1969 to 1974, was a Metallurgist at Foote Minerals Company; and from 1966 to 1969, Mr. Yeh was a Research Metallurgist at Calumet & Hecla Company. Mr. Yeh holds a Bachelor of Science degree in Metallurgical Engineering from Cheung Kung University, and Master of Science degree in Metallurgical Engineering from Michigan Technological University, and an M.B.A. with Honors from the University of Delaware. Mr. Yeh holds several U.S. Patents in Metallurgy and has written several research papers for the American Institute of Metallurgical Engineers and the American Ceramic Society.
     Dr. Stewart A. Jackson, has been the director of American Uranium since 1997. Dr. Jackson is an experienced geologist with 37 years of experience in exploration and development of both base and precious metal deposits. Dr. Jackson was responsible for the discovery and development of several major mineral discoveries, including the Red Dog multi-billion dollar zinc deposit in northwestern Alaska for Cominco Resources, Inc. Dr. Jackson was responsible for the raising of over $50 million for several publicly traded companies, including for Crown Resource Corp. founded by him in 1981. Since 1987 Dr. Jackson has been an independent consulting geologist for several private and public companies. Dr. Jackson earned a Bachelors of Science Degree majoring in Geology from the University of Western Ontario and a Masters of Science majoring in Stratigraphy and Mineral Deposit and a Doctorate from the University of Toronto.
     Each director of American Uranium is elected to hold office until the next annual meeting of the shareholders and until his or her successor is elected and duly qualified. The bylaws state that the annual meeting of shareholders shall be held on the first Tuesday of November each year.

ITEM 10.  EXECUTIVE COMPENSATION

     American Uranium paid Mr. G. Ken Webb, the then president of American Uranium a salary of $2,500 per month until March 1999. There has been no compensation awarded to or paid to any executive officers since March 1999.
     American Uranium has no written employment contracts with any of its executive officers. No executive officer has entered into any compensatory plan or arrangement with American Uranium with respect to any resignation, retirement, or any other termination of such executive officer's employment with American Uranium or from a change in control of American Uranium, or a change in any executive officer's responsibilities following any change of control.
ITEM 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT
     The following table sets forth certain information furnished by current management concerning the ownership of common stock of American Uranium as of December 31, 1999, of (i) each person who is known to American Uranium to be the beneficial owner of more than 5 percent of the Common Stock; (ii) all directors and executive officers; and (iii) directors and executive officers of American Uranium as a group:


Percent of                                     Number of Shares of
      Ownership of                                       Common
Stock              Common Stock Name of Beneficial Owner
Beneficially* Owned         Outstanding -
----------------------------       ---------------------
------------
Glen Akselrod . . . . . . . . .       2,000,000(1)(2)
22.1% C.T. Yeh  . . . . . . . . . . .       - 0 -
     - 0 - Stewart A. Jackson  . . . . . .       2,000,000(1)(3)
          22.1% Uranium Strategies, Inc.  . . .       2,000,000(4)
               22.1% Robert Landau . . . . . . . . .
1,800,000(5)                  19.9% David Roff  . . . . . . . . . .
     1,800,000(5)                  19.9% Thomas Skimming . . . . . .
 . .       2,880,000(6)                  31.8% Directors and officers
as a
 group (3 persons)  . . . . . .       2,000,000(7)
22.1% - ---------------------------------------------------

     Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock issuable upon the exercise of options or warrants currently exercisable, or exercisable or convertible within 60 days, are deemed outstanding for computing the percentage ownership of the person holding such options or warrants but are not deemed outstanding for computing the percentage ownership of any other person.
(1)  The address for each of Messrs. Akselrod and Jackson is care-of
American      Uranium at 121 Richmond Street, West, Seventh Floor,
Toronto, Ontario,      Canada   M5H 2K1.

(2)  Mr. Akselrod is the chief executive officer and a director of
Uranium      Strategies, Inc., and consequently has beneficial
ownership of the shares      of common stock of American Uranium
owned by Uranium Strategies.      Mr. Akselrod disclaims beneficial
ownership as to all shares of common      stock of American Uranium
held by Uranium Strategies.
(3)  Mr. Jackson is the Secretary and a director of Uranium
Strategies and      consequently has beneficial ownership of the
shares of common stock of      American Uranium owned by Uranium
Strategies. Mr. Jackson disclaims      beneficial ownership as to
all the shares of common stock of American      Uranium held by
Uranium Strategies.

(4)  The address for Uranium Strategies, Inc. is 3550 Skyline View
Drive, Reno,      Nevada 89509.

(5)  The address for each of Messrs. Landau and Roff is 133 Richmond
Street,      West, Suite # 401, Toronto, Ontario, Canada M5H 2L3.

(6)  The address for Thomas Skimming is 11 Camelot Court, Toronto,
Ontario,      Canada M3B 2N4.

(7)  See Notes 2 and 3 above.


ITEM 12.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     There were no related party transactions during 1999.
ITEM 13.  EXHIBITS, LIST AND REPORTS ON FORM 8-K

(a)(1) Financial Statements. The following financial statements are
included in      this report:

     Report of Samuel Klien and Partners, Certified Public
Accountants
     Balance Sheet at December 31, 1999 and 1998

     Statements of Operations for the years ended December 31, 1999 and 1998.
     Statement of Changes in Stockholders' Equity from January 1,
1994, through      December 31, 1999

     Statements of Cash Flows for the fiscal years ended December
31, 1999 and      1998.

     Notes to Financial Statements

(a)(2) Exhibits. The following exhibits are included as part of this report:
     Exhibit No.   Description of Exhibit

      3.1.         Certificate of Incorporation of the Registrant**
      3.2          Bylaws of the Resitrant**

      4.1          Form of Common Stock Certificate of Registrant**
      10.1         Consulting Agreement between Registrant and
             Platoro West, LLC.**

      27.1        Financial Data Sheet

**   Previously filed - Incorporated by reference from Form 10-SB
dated May 4,      1999.

                                   SIGNATURES

     In accordance with Section 13 of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   AMERICAN URANIUM, INC.

Date: March 30, 2000               By: /s/ Glen Akselrod
                                      -----------------------------
                                   Glen Akselrod, President
                           Principal Accounting Officer
                       and Chief Financial Officer
In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacitates and on the dates indicated.

      By: /s/ Glen Akselrod, Director                March 30, 2000
      By: /s/ CT Yeh, Director                       March 30, 2000
      By: /s/ Stewart Jackson, Director              March 30, 2000

                             AMERICAN URANIUM, INC.

                              FINANCIAL STATEMENTS

                           DECEMBER 31, 1999 AND 1998

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholders of American Uranium, Inc.


We have audited the accompanying balance sheets of American Uranium, Inc. (formerly Zencrest Holdings Corp., Inc.) as of December 31, 1999 and 1998, and the related statements of operations, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Uranium, Inc. as of December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.


                                                /s/ Samuel Klein and
Company
-----------------------------
        SAMUEL KLEIN AND COMPANY


Newark, New Jersey
March 10, 2000

                             AMERICAN URANIUM, INC.

                                 BALANCE SHEETS


                           December 31, ASSETS
                                                           1999
           1998
                                   ----                 ----

                                 Current Assets:
   Cash and cash equivalents
             $         29            $    24,446    Prepaid expenses

1,856                  5,208
                                          ------------
----------           Total Current Assets
                               1,885                 29,654

    ------------             ----------
Mineral Resource Assets
                   64,393                 61,819

-----------             ----------
Fixed Assets:
   Furniture and fixtures
                      661                      -    Less:
Accumulated depreciation
             121                      -
                                                    -------------
         ----------
                                          540                      -

            -------------             ----------
Total Assets
               $   66,818            $    91,473

==========             ==========


LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
   Accounts payable and accrued expenses
              $     5,485            $    12,794    Stockholder
loans
     5,428
                        ------------           Total Current
Liabilities
10,913                 12,794
                                            -----------
------------
Total Liabilities
                   10,913                 12,794

-----------           ------------
Stockholders' Equity:
   Common stock, $.001 par value, 100,000,000
     shares authorized, 9,058,261 and 9,040,261
     shares issued and outstanding at December

     31, 1999 and 1998
                    9,058                  9,040    Additional
paid-in-capital
    188,942                170,960    Accumulated deficit
                                                    (142,095)
      (101,321)
                               ----------             ----------
      Total Stockholders' Equity
               55,905                 78,679

-----------            -----------
Total Liabilities and Stockholders' Equity
               $   66,818             $   91,473

==========             ==========


- --------------------

The accompanying notes are an integral part of these financial statements.

                             AMERICAN URANIUM, INC.

                            STATEMENTS OF OPERATIONS


           For the Years Ended
                                              December 31,

1999                     1998
                                      ----                     ----
                                    Revenues
                                         $          -
$      -
Cost of Revenues
                -                      -
                                              ------------
   ---------- Gross Profit
                              -                      -

------------              ----------
Other Costs:
   General and administrative expenses
           40,774                 91,937
                                              ------------
   ----------           Total Other Costs
                         40,774                 91,937
Other Income and Expense:
   Interest income
                -                    616
                                              ------------
   ----------
Net Loss before Benefit from Income Taxes
          (40,774)                (91,321)
Benefit from Income Taxes
                -                       -
                                               ------------
     ----------
Net Loss
     $    (40,774)             $ (91,321)
                                               =============
     =========





- --------------------

The accompanying notes are an integral part of these financial statements.

                             AMERICAN URANIUM, INC.

                       STATEMENTS OF STOCKHOLDERS' EQUITY

                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998



                                          Common Stock
                                         $.001 Par Value
                                         ---------------
                                                        Common
    Additional                       Total
               Number          Stock            Paid-In-
Accumulated     Stockholders'
of Shares        Amount            Capital        Deficit
Equity                                       ----------
-------        -----------     -----------     ------------
                              Balances, January 1, 1998
2,500,261         $2,500         $    7,500       $(10,000)       $
     -
Issuance of Common Shares             6,540,000          6,540
     163,460              -          170,000
Net Loss for the Year Ended
 December 31, 1998                            -              -
           -        (91,321)         (91,321)
              ----------        -------        -----------
---------         --------
Balances, December 31, 1998           9,040,261          9,040
     170,960       (101,321)          78,679
Issuance of Common Shares                18,000             18
      17,982              -           18,000
Net Loss for the Year Ended
 December 31, 1999                            -              -
           -        (40,774)         (40,774)
              ----------        -------        -----------
---------         --------
Balances December 31, 1999            9,058,261         $9,058
    $188,942      $(142,095)      $   55,905
             ==========       ========        ===========
=========        =========





- --------------------

The accompanying notes are an integral part of these financial statements.

                             AMERICAN URANIUM, INC.

                            STATEMENTS OF CASH FLOWS


                For the Years Ended
                                                        December 31,

              1999               1998
                                                    ----
  ----
                                          Cash Flows from Operating
Activities:
   Net loss
            $(40,774)          $(91,321)
   Adjustments to reconcile net loss to net cash
     used in operating activities:
       Depreciation
                 121                  -        (Increase) decrease
in prepaid expenses                                      3,352
      (5,208)        Increase (decrease) in accounts payable and
         accrued expenses
              (7,309)            12,794
                                                  ----------
  ---------
                Net Cash Used in Operating Activities
             (44,610)           (83,735)
                                                    ---------
 ---------- Cash Flows from Investing Activities:
   Purchase of fixed assets
                (661)                 -    Increase in Mineral
Resource Assets                                             (2,574)
         (61,819)
                            -----------        -----------
      Net cash used in investing activities
    (3,235)           (61,819)
                                         -----------
----------- Cash Flows from Financing Activities:
   Proceeds from the issuance of common stock
              18,000            170,000    Proceeds of stockholder
loans                                                    5,428
           -
                      ------------         ----------
Net cash provided by financing activities
23,428            170,000
                                   ------------         ----------
Net Increase (Decrease) in Cash and Cash Equivalents
             (24,417)            24,446
Cash and Cash Equivalents, beginning of year
              24,446                  -
                                                  -----------
 ----------
Cash and Cash Equivalents, end of year
        $         29          $  24,446
                                                =============
 ==========

Supplemental Disclosures of Cash Flow Information:
   Cash paid during the year for:
     Interest
       $          -           $       -
                                               =============
 =========      Taxes
                  $          -           $       -

=============          =========



- --------------------

The accompanying notes are an integral part of these financial statements.

                             AMERICAN URANIUM, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1999


1.  THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Company

American Uranium, Inc. (formerly Zencrest Holdings Corp., Inc.) (the "Company") was formed in 1991 as a subsidiary of People Ridesharing Systems, Inc. ("PRS") a company that filed for reorganization under Chapter 11 of the Bankruptcy Act. As a result of an arrangement with the Bankruptcy Court and PRS, ownership in the Company was to be provided to the creditors and stockholders of PRS who received ten percent and five percent, respectively, of the outstanding stock of the Company upon the sale of the Company and in contemplation of a merger. In addition, the Company sold eighty-five percent of the Company's stock to nonaffiliated parties.

On August 26, 1998 the Company commenced operations by entering into an agreement with Platoro West, LLC ("Platoro") concerning mineral exploration activities. The Company's operations will be in the identification, acquisition, exploration, development and extraction of minerals, primarily focusing on uranium and vanadium claims located in the United States. This agreement was terminated on May 31, 1999 (see Note 4, "Commitments and Contingencies").
Inventory

Inventory will be valued at cost as computed under the last-in, first-out (LIFO) method which normally is lower than market. For the type of inventory the Company intends to maintain, no segregation among raw materials, work in process and finished goods will be practicable.

Mineral Resource Assets

Mineral resource assets include costs associated with mineral interests in properties and related equipment and facilities and other facilities required for purposes of extraction.

Property, Plant and Equipment

Property, plant and equipment will include support equipment and will be depreciated or amortized over the estimated useful life of the assets.
Revenue Recognition

Revenue will be recognized upon shipment of the mined minerals.
Use of Management's Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                             AMERICAN URANIUM, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1999
                                   (Continued)



1.  THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(Continued)
Income Taxes

The Company follows Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS 109). SFAS 109 requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement carrying amounts and tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

Impairment of Long-Lived Assets

The Company adopted Statement of Financial Accounting Standards No. 121 (SFAS 121), "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of". SFAS 121 requires that if facts and circumstances indicate that the cost of fixed assets or other assets may be impaired, an evaluation of recoverability would be performed by comparing the estimated future undiscounted pre-tax cash flows associated with the asset to the asset's carrying value to determine if a write-down to market value or discounted pre-tax cash flow value would be required.

Comprehensive Income

For the year ended December 31, 1998, the Company adopted SFAS No. 130, "Reporting Comprehensive Income" (SFAS 130). This statement establishes rules for the reporting of comprehensive income and its components which require that certain items such as foreign currency translation adjustments, unrealized gains and losses on certain investments in debt and equity securities, minimum pension liability adjustments and unearned compensation expense related to stock issuances to employees be presented as separate components of stockholders' equity. The adoption of SFAS 130 had no impact on total stockholders' equity for either of the years presented in these financial statements.
2.  STOCKHOLDER LOANS

The Company was indebted to a principle stockholder in the amount of $5,428 as of December 31, 1999. This loan is noninterest bearing and is payable on demand.

                             AMERICAN URANIUM, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1999
                                   (Continued)

3.  COMMON STOCK

The Company was incorporated on October 22, 1991 in the State of New Jersey and has authority to issue, pursuant to an amendment to the Company's certificate of incorporation on July 25, 1997, 100,000,000 $.001 par value shares of Common Stock. As a result of an arrangement with the Bankruptcy Court and PRS, entered into on April 30, 1996, ownership in the Company was to be provided to the creditors and stockholders of PRS who received 10 percent and 5 percent, respectively, of the outstanding common stock of the Company upon the sale of the Company and in contemplation of a merger, resulting in 10,000,000 shares of common stock outstanding.

On March 23, 1998, the Company effected a 1 for 4 reverse split of the outstanding common stock resulting in a reduction of the issued and outstanding shares from 10,000,000 to 2,500,261 which included the issuance of 261 fractional shares. All outstanding share information has been retroactively restated to give effect to the 1 for 4 reverse stock split.
During September 1998, the Company issued private placement offerings to three individuals who were instrumental in identifying worthy business opportunities. The private placement offering resulted in the issuance of a total of 6,500,000 shares of the Company's common stock at a price of $.02 per share. Total proceeds of the private placement offerings were $130,000.
On December 18, 1998, the Company completed the sale of two other private placement offerings and received $40,000 for which the Company issued 40,000 shares of its common stock during January 1999. For financial statement presentation, the 40,000 shares have been treated as issued and outstanding at December 31, 1998.

On January 14, 1999 the Company completed the sale of one additional private placement offering and issued 18,000 shares of its common stock, which resulted in total proceeds to the Company of $18,000.

4.  COMMITMENTS AND CONTINGENCIES

As previously discussed in Note 1, on August 26, 1998 the Company commenced operations by entering into an agreement with Platoro concerning mineral exploration activities. The Company's operations will be in the identification, acquisition, exploration, development and extraction of minerals, primarily focusing on uranium and vanadium claims located in the United States. The agreement with Platoro called for Platoro to identify and stake eight (8) to ten
(10) good, marketable, mineral properties on behalf of the Company. These properties were to be advanced stage properties with proven resources located in the United States. The Company in return agreed to pay the sum of $5,000 per month for an initial agreement period of twenty-four (24) months plus out of pocket expenses, including wages, travel and field expenses. The Company was also responsible for all filing fees for the claims acquired by Platoro. In addition, the Company was to issue four hundred thousand (400,000) shares of common stock to Platoro upon the commencement of the trading of the Company's common stock. During 1998 the Company successfully acquired through staking one property which was identified by Platoro pursuant to the agreement and this remains the only property staked to date.

                             AMERICAN URANIUM, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1999
                                   (Continued)


4.  COMMITMENTS AND CONTINGENCIES (Continued)

The agreement between the Company and Platoro was terminated on May 31, 1999 and each of the parties was relieved of any future obligation under the agreement for consideration of $2 and other good and valuable consideration paid by each of the parties to the other. As part of this termination agreement, the Company agreed that it would transfer title and claims of the staked site described in Note 5 to Platoro if the Company elects not to make the required payments to maintain the claims. Should the Company place the site into production, the Company has agreed to pay Platoro a Net Smelter Royalty within 10 business days following the receipt of any sale proceeds. Net Smelter Royalty is 2% of cash sale proceeds after deducting the cost of smelting and refining charges.
5.  MINING PROPERTIES

Graysill Property, San Juan and Dolores Counties, Colorado
The Company acquired through staking a total of 24 unpatented lode mining claims in Sections 19, 20, 29 and 30 in Township 40 North, Range 9 West in San Juan and Dolores Counties, Colorado immediately southeast of Bolam Pass. The claims were located on September 29, 1998 and the Company is required to make a payment of $1 per claim by August 11th of each year on an ongoing basis in order to preserve title to the property. The claims are located at an elevation of 11,000 feet above mean sea level and are accessible by a dirt road that is maintained during the summer months by the United States Forest Service. The property, which is referred to as the Graysill Property, encompasses the historic Graysill Mine, a past producer of vanadium and uranium ore. The production history of the Graysill Mine is poorly documented but it is known to have produced vanadium and byproduct uranium during an approximate twenty year period after World War II. Before the mine ceased production, approximately 32,000 tons of ore were mined with a reported grade of 2.41% vanadium pentoxide and 0.09% uranium oxide. In 1989, representatives of the United States, Department of the Interior, Bureau of Mines Division, examined a number of abandoned mines in the San Juan National Forest, one of which was the Graysill Mine. Subsequently, in 1992 the Bureau of Mines produced a Mineral Land Assessment Open File Report titled "Mineral Appraisal of San Juan National Forest, Colorado". Most of the information relating to the Graysill Mine and the geology and mineralization of the general area within which the Graysill Property is located was obtained from this Open File Report unless stated otherwise.

The Graysill Property of American Uranium, Inc. is underlain by a gently dipping assemblage of Paleozoic and Mesozoic sedimentary rocks within which vanadium and uranium occurs in many of the rock units in a stratabound manner exhibiting little or no apparent relationship to regional structural trends. Although vanadium and uranium occurrences are ubiquitous and are known to exist in over 20 distinctly different sedimentary units, the Uranium line property, the Pennsylvanian Permian Rico Formation and the Upper Jurassic Entrada Sandstone are the only formations which have been mined previously for vanadium and uranium. Most of the past production has come from the Entrada Sandstone. Historically, there have been a number of uraniferous vanadium deposits developed in the Entrada Sandstone along a sinuous trend extending in a north-south direction for over 100 miles. This trend coincides with a major structural feature representing a transitional zone between the Colorado Plateau and the Southern Rocky Mountain physiographic provinces.

                             AMERICAN URANIUM, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1999
                                   (Continued)


5.  MINING PROPERTIES (Continued)

During the past 50 years, the general region within which the Company's property is located has been subjected to several periods of extensive exploration. The major programs were carried out by Vanadium Corporation of America during the late 1940's and early 1950's and by Atlas Corporation in the late 1970's. Although the collective efforts of these companies resulted in the discovery and definition of significant, high grade vanadium reserves containing a high incidence of uranium, a major decline in the market for these commodities in the early 1980's eliminated all interest in the area.

Concurrent with the height of exploration, uranium mining in the project area was initiated on a small scale in the 1940's and peaked in the late 1950's. Sporadic production of vanadium and uranium continued into the 1970's. Based on reported grades, the total production from the 32,000 tons of ore extracted from the Graysill Mine amounted to approximately 52,000 pounds of uranium oxide and in excess of 1,500,000 pounds of vanadium pentoxide before the mine ceased operations presumably because of low vanadium and uranium prices. Recently, Platoro West, LLC of Durango, Colorado acquired a map which was prepared by Vanadium Corporation of America in 1950 at a scale of 1 inch to 500 feet. The map outlines the location of a large number of exploration holes that were drilled by Vanadium Corporation of America and details the average grade and thickness of vanadium mineralization that was encountered in each hole. Based on this information and assuming continuity of the mineralization between drill holes and a reasonable distance beyond drill holes, Platoro West, LLC calculated a geological resource of 400,000 tons averaging 2.5% vanadium pentoxide. Although the uranium content is not shown on the map, it is the assumption of Platoro West, LLC that a large resource of absorbed uranium is associated with the vanadium mineralization since the drilling appears to have been designed to extend the zone of vanadium and uranium mineralization at the Graysill Mine. This equates to an inground resource of 20,000,000 pounds of Vanadium Pentoxide and possibly 6,400,000 pounds of uranium oxide, providing the uranium grades at the Graysill Mine accurately reflect the uranium content in the Graysill vanadium deposit.

American Uranium, Inc., through Platoro West, LLC is in the process of negotiating with Atlas Corporation to acquire all of the data relating to the exploration they carried out in the Graysill area during the 1970's. This information would enable American Uranium to recalculate the vanadium and uranium reserves and would be invaluable in designing further exploration work on the Graysill Property.

Based on the results of the previous exploration on the property, coupled with the widespread distribution of vanadium and uranium within the Entrada Sandstone in the Graysill area, management believes that it is highly likely that a significant increase in the vanadium and uranium reserves can be attained with further exploration on the property.


                       FINANCIAL DATA SCHEDULE



[ARTICLE]                                   5

[PERIOD-TYPE]                                        12-MOS
[FISCAL-YEAR-END]                                    DEC-31-1999
[PERIOD-END]                                         DEC-31-1999
[CASH]                                               29
[SECURITIES]                                         0
[RECEIVABLES]                                        0
[ALLOWANCES]                                         0
[INVENTORY]                                          0
[CURRENT-ASSETS]                                     1,885 [PP&E]
                                           62,480 [DEPRECIATION]
                                  0
[TOTAL-ASSETS]                                       66,818
[CURRENT-LIABILITIES]                                10,913 [BONDS]
                                            0
[COMMON]                                             0
[PREFERRED-MANDATORY]                                0
[PREFERRED]                                          0
[OTHER-SE]                                           0
[TOTAL-LIABILITY-AND-EQUITY]                         66,818 [SALES]
                                            0
[TOTAL-REVENUES]                                     0
[CGS]                                                0
[TOTAL-COSTS]                                        (40,774)
[OTHER-EXPENSES]                                     0
[LOSS-PROVISION]                                     0
[INTEREST-EXPENSE]                                   0
[INCOME-PRETAX]                                      (40,774)
[INCOME-TAX]                                         0
[INCOME-CONTINUING]                                  0
[DISCONTINUED]                                       0
[EXTRAORDINARY]                                      0
[CHANGES]                                            0
[NET-INCOME]                                         (40,774)
[EPS-BASIC]                                          0
[EPS-DILUTED]                                        0






                              Exhibit B

 Quarterly report on Form 10-QSB for the period ended March 31, 2000

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 10-SB


                   GENERAL FORM FOR REGISTRATION OF SECURITIES
               OF SMALL BUSINESS ISSUERS UNDER SECTION 12(b)
         OR 12(g) OF THE SECURITIES EXCHANGE ACT OF 1934


                             American Uranium, Inc.
        (Exact Name of Small Business Issuer as Specified in Its
Charter)

New Jersey                                               N/A -
----------------------
------------------------------------ (State of Incorporation)
            (Issuer's  I.R.S.
      Employer I.D. Number) 133 Richmond Street, West
Suite # 311
Toronto, Ontario, Canada                            M5H 2L3 -
----------------------------------------          -----------
(Address of principal executive offices)           (Zip Code)
                                 (416) 203-2525
               --------------------------------------------------
           (Issuer's Telephone Number, Including Area Code)


           Securities to be registered pursuant to Section 12(b) of
the Act:                                       None



           Securities to be registered pursuant to Section 12(g) of
the Act:                      Common Stock, $.001 par value per
share

ITEM 1.  DESCRIPTION OF BUSINESS

Introduction

         American Uranium is engaged in the identification, acquisition, exploration, development and extraction of minerals primarily focused on uranium and vanadium claims located in the United States.

         American Uranium was organized under the laws of the State of New Jersey on October 22, 1991 under the name PRS Sub III, Inc. and changed its name to American Uranium Inc. in 1998. American Uranium was originally formed as a subsidiary of People Ridesharing Systems, Inc., a company which filed for reorganization under Chapter 11 of the Bankruptcy Act. As a result of an order of the United States Bankruptcy Court in May 1996 relating to the bankruptcy of People Ridesharing, the common stock ownership in American Uranium was issued 10% to the creditors and 5% to the stockholders of People Ridesharing and 85% to an investor.

         American Uranium has its executive offices or facilities at 133 Richmond Street, West, Suite # 311, Toronto, Ontario, Canada
M5H 2L3. Its telephone number is (416) 203-2525. American Uranium was formerly named Zencrest Holdings Corp. Inc.

Overall Business Methodology

Identify and Acquire Uranium and Vanadium Properties

         American Uranium has entered into an agreement with a mineral exploration company, Platoro West LLC that owns a database of geological exploration information on approximately 1,500 properties, the majority of which are located in the United States. The database was acquired by Platoro as part of the liquidation of certain mining subsidiaries of a major multinational chemical company that was previously engaged in mineral exploration. The database was compiled during the 1960's and 1970's, and it is believed to contain exploration results and feasibility studies that still have valuable, useful information. The agreement provides for Platoro to identify eight to ten advanced stage properties with proven reserves in the United States for American Uranium to stake or otherwise acquire if interested. American Uranium views this database as a substantial competitive advantage in the identification of high quality mineral properties with significant potential for full development.
         American Uranium's initial plans are to acquire claims for five to ten uranium and vanadium properties. During the initial stages of operations, it intends to update exploration results and feasibility studies for the most promising properties and begin the permitting process on the properties that are determined to be the most feasible for the extraction of minerals.
Update of Past Exploration Results and Feasibility Studies on Staked
Claims
         Once American Uranium has identified properties and acquired ownership of the claims, it will contract with external geological and environmental consultants to update the exploration results, feasibility studies and environmental reports to determine if the properties can be permitted for full-scale mining. Each property will be studied to determine the production price that will support positive cash flow and that would be attractive to develop using modern mining methods or to joint venture develop with a major mineral producer. Claims that are not feasible to permit are not renewed with the applicable federal and state authorities.

Obtain Permits for Properties Identified as Feasible to Mine
         American Uranium must undergo an extensive permitting process prior to extracting minerals from feasible properties. Operating and environmental permits will be obtained from the applicable regulatory bodies utilizing technical applications filed by American Uranium. American Uranium has identified external mining consultants to assist with preparing and filing permits to all applicable regulatory authorities in the United States. American Uranium draws upon the significant mining experience of its principal shareholders, officers and directors to ensure the best resources are allocated to permitting and proper procedures are followed.

Develop Mining Facilities and Extract Ore from Permitted Properties
         American Uranium will use three approaches to mine permitted properties: (i) develop the facilities to extract and partially refine the ore and contract for later-stage refining with third-party refiners, (ii) enter a joint venture agreement with a major mineral producer to extract and refine the ore - American Uranium will receive a percentage of the revenues from the sale of refined ore, or (iii) sell the permitted property to a major mineral producer. American Uranium will require significant capital to manage and operate fully functional mines without the assistance of a major mineral producer and does not view this as the preferred option.

Mineral Ore Orientation

         Recent acquisitions of uranium properties or junior uranium mining and exploration companies by some major mineral producers has resulted in American Uranium focusing on these particular minerals.

Uranium

         Uranium, formally known as Uranium Oxide (U3O8), is obtained from uranium concentrate commonly referred to as "yellowcake". Uranium is used almost solely to fuel nuclear reactors and is typically sold under long-term contracts. American Uranium believes the price for yellowcake has the potential to strengthen over the next decade for a number of reasons: (i) demand for uranium will increase during the next decade as numerous new nuclear reactors are built and brought on-line and (ii) world production supplies approximately 55 percent of annual consumption with the remainder supplied from inventory draw-downs -- current stockpiles are estimated to contain only one year of reserves.
         Uranium exploration and mining took hold in the 1950's and 1960's as demand for weapons grade nuclear material and nuclear power began. These decades are depicted as a "uranium rush" as numerous mines and processing mills were developed or built in the major uranium producing countries across the world. The demand for uranium continued into the 1970's and uranium prices peaked at $43 per pound in 1979. The uranium price increases continued to drive production increases as new mines were developed throughout the 1970's. Stockpiles were set aside to meet expected future demand for uranium. With the Three Mile Island disaster, the OPEC oil crisis and consequent stabilization in demand for energy, and later the Chernobyl disaster, interest in nuclear power dramatically declined. Stockpiles continued to build-up during the early and mid-1980's as production decreases did not match demand decreases. Since the mid-1980's, uranium supplies have been plentiful and demand has increased only slowly. Numerous mines and processing facilities have been shut-down over the last 15
                                       3
years. Uranium prices reached a low in 1994 at $7 per pound. Since that time (and for the factors indicated above), uranium prices have began to rise.
         Uranium ore is mined using one of three methods: (i) traditional open-pit mining for shallow deposits, (ii) traditional underground mining for deep deposits, and (iii) in-situ leaching for specific sandstone-hosted deposits. Traditional mining methods use labor and capital equipment to extract ore from the ground. The in-situ leaching process uses oxygen that is added to native ground water to react with uranium. Traditional mining methods are capital intensive, difficult to obtain environmental permits for, and take longer to bring on stream. The in-situ leaching process can be started quickly, is considered environmentally benign, and has lower operating costs. Heap leaching, a second leaching method, can be used with traditional mining methods to reduce the handling of heavy ore. Heap leaching uses chemicals that are distributed through piles (heaps) of ore on the surface. The chemicals react with the uranium in the ore, the solution is captured, and the uranium is recovered from the chemicals. American Uranium is primarily focused on obtaining claims for properties where leaching extraction methods can be used.
Vanadium

         Vanadium is a metal which is usually recovered as a by-product from uranium fuel or non-fuel mineral deposits and initially processed to a stable oxide, vanadium pentoxide (V2O5). Most of the vanadium produced is then converted to a vanadium/iron alloy, ferrovanadium, for use as an alloying addition to steel. The economics of vanadium supply are largely dependent on the exploitation of minerals which have a low vanadium content, such as uranium, and there are very few mines that produce vanadium as the sole or main product. Vanadium is also recovered from ashes, residue and spent catalysts. The main single reason for the industrial use of vanadium is that the addition of a small proportion to irons and steels promotes grain refinement and precipitation hardening. This allows for the production of high-strength, low alloy steels. The iron and steel industry accounts for about 90 percent of total consumption of vanadium.

         As with most commodities, the price of vanadium is dependent on the supply of the metal as well as the demand for its end products. The price of vanadium pentoxide, which is typically quoted in United States dollars per pound, peaked in the late 1980's at approximately $11 per pound. American Uranium believes that the price peak was driven by demand for iron and steel from all major industrialized nations at the peak of the economic boom in the 1980's and prior to the global recession of the 1990's. American Uranium believes the price will remain stable over the next decade as the supply of vanadium will keep pace with the demand for iron and steel.
Graysill Property, San Juan and Dolores Counties, Colorado
         American Uranium acquired through staking a total of 24 unpatented lode mining claims in Sections 19, 20, 29 and 30 in Township 40 North, Range 9 West in San Juan and Dolores Counties, Colorado immediately southeast of Bolam Pass. The claims are located at an elevation of 11,000 feet above mean sea level and are accessible by a dirt road that is maintained during the summer months by the United States Forest Service. The property, which is referred to as the Graysill Property encompasses the historic Graysill Mine, a past producer of vanadium and uranium ore. The production history of the Graysill Mine is poorly documented, but it is known to have produced vanadium and byproduct uranium during an approximately twenty year period after World War II. Before the mine ceased production, approximately 32,000 tons of ore were mined with a reported grade of 2.41% vanadium pentoxide and 0.09% uranium oxide. In 1989, representatives of the United States, Department of the Interior, Bureau of Mines Division,
                                       4
examined a number of abandoned mines in the San Juan National Forest, one of which was the Graysill Mine. Subsequently, in 1992 the Bureau of Mines produced a Mineral Land Assessment Open File Report titled "Mineral Appraisal of San Juan National Forest, Colorado". Most of the information relating to the Graysill Mine and the geology and mineralization of the general area within which the Graysill Property is located was obtained from this Open File Report unless stated otherwise.

         The property is underlain by a gently dipping assemblage of Paleozoic and Mesozoic sedimentary rocks within which vanadium and uranium occurs in many of the rock units in a stratabound manner, exhibiting little or no apparent relationship to regional structural trends. Although vanadium and uranium occurrences are ubiquitous and are known to exist in over 20 distinctly different sedimentary units in the vicinity of the property of American Uranium, the Pennsylvanian-Permian Rico Formation and the Upper Jurassic Entrada Sandstone are the only formations which have been mined previously for vanadium and uranium. Most of the past production has come from the Entrada Sandstone. Historically, there have been a number of uraniferous vanadium deposits developed in the Entrada Sandstone along a sinuous trend extending in a north-south direction for over 100 miles. This trend coincides with a major structural feature representing a transitional zone between the Colorado Plateau and the Southern Rocky Mountain physiographic provinces.

         During the past 50 years, the general region within which American Uranium's property is located has been subjected to several periods of extensive exploration. The major programs were carried out by Vanadium Corporation of America during the late 1940s and early 1950s and by Atlas Corporation in the late 1970s. Although the collective efforts of these companies resulted in the discovery and definition of significant, high grade vanadium reserves containing a high incidence of uranium, a major decline in the market for these commodities in the early 1980s eliminated all interest in the area.

         Concurrent with the height of exploration, uranium mining in the project area was initiated on a small scale in the 1940s and peaked in the late 1950s. Sporadic production of vanadium and uranium continued into the 1970s. Incomplete production records from the Graysill Mine, the largest producer in the area, indicate that a total of 32,000 tons yielding approximately 52,000 pounds of uranium oxide and in excess of 1.5 million pounds of vanadium pentoxide were produced before the mine ceased operations because of low vanadium and uranium prices. Based on an analyses of the results of the drilling completed by Vanadium Corporation of America, Platoro West, LLC calculated a geological resource of 400,000 tons averaging 2.5% vanadium pentoxide. This ore body also contains large uranium resources with an expected grade of 0.80%, the reported grade at the Graysill Mine. This equates to an in ground resource of 20 million pounds of vanadium pentoxide and 640,000 pounds of uranium oxide.
         American Uranium, through Platoro West, LLC, is in the process of negotiating with Atlas Corporation to acquire all of the data relating to the exploration they carried out in the Graysill area during the 1970s. American Uranium does not believe this will be a material expense. This information would enable American Uranium to recalculate the vanadium and uranium reserves on the property and would be invaluable in designing further exploration work in the Graysill area.

         Based on the results of the previous exploration on the property coupled with the widespread distribution of vanadium and uranium within the Entrada Sandstone in the Graysill area, it is highly likely that a significant increase in the vanadium and uranium reserves can be attained with further exploration on the property.

Consulting Agreement with Platoro West LLC

         On August 26, 1998 American Uranium commenced operations by entering into an agreement with Platoro West LLC for it to conduct mineral exploration activities. The agreement calls for Platoro to identify and stake eight to ten good, marketable, mineral properties on behalf of American Uranium. These properties are to be advanced stage properties with proven resources located in the United States. American Uranium pays Platoro the sum of $5,000 per month for an initial agreement period of twenty-four months plus out of pocket expenses, including wages, travel and field expenses. American Uranium is also responsible for all filing fees for the claims identified by Platoro. In addition, American Uranium will issue four hundred thousand shares of common stock to Platoro as soon as public trading of American Uranium's common stock commences. As of December 31, 1998 American Uranium has successfully acquired through staking one property which was identified by Platoro pursuant to this agreement.
Government Regulation

         American Uranium will be subject to regulation by numerous federal and state governmental authorities. The most significant will be the Federal Environmental Protection Agency, the Bureau of Land Management and comparable state agencies. American Uranium expects that the regulation will cause it significant expense in its operations, considerable time to meet and assure compliance and the exposure to possible fines if it fails to meet the law or regulation. Even if it employs others for extraction, milling and production, American Uranium may bear some of these costs and/or liabilities. To date, American Uranium has not been required to spend anything on compliance with environmental laws because it is not operating any mining assets.
Competition

         American Uranium competes with numerous junior mining and exploration companies to identify and acquire claims with strong development potential and to engage the foremost geological and environmental experts to assist with exploration, feasibility studies and obtaining permits. American Uranium believes that its contract with Platoro West, LLC to identify claims from a large database of explored properties gives it a competitive advantage over many other junior mining and exploration companies. Furthermore, the experience and contacts of the officers and directors of American Uranium lend credibility and attract attention when contracting third party experts.

Employees

         American Uranium had one employee as of May 1, 1999.
American Uranium expects to hire consultants and independent contractors during the early stages of implementing its business plan.

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION Forward Looking Statements

         When used in this Form 10 and in future filings by American Uranium with the Securities and Exchange Commission, the words or phrases "will likely result," "management expects," or "American Uranium expects," "will continue," "is anticipated," "estimated" or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on any such forward-looking statements, each of which speak only as of the date made. These statements are subject to risks and uncertainties, some of which are described below. Actual results may differ materially from historical earnings and those presently anticipated or projected. American Uranium has no obligation to publicly release the result of any revisions which may be made to any forward-looking statements to reflect anticipated events or circumstances occurring after the date of such statements.

Selected Financial Data

         Because American Uranium is a development stage company, selected financial date would not be meaningful. Reference is made to the financial statements of American Uranium included elsewhere in the document.
Fiscal Year 1997

         American Uranium is a development stage company. Prior to August 1997, it was an inactive subsidiary of People Ridesharing Systems, Inc. Except for the initial recapitalization activity in 1997 as a result of the agreements among creditors, stockholders and investors pursued in the context of the People Ridesharing bankruptcy action, American Uranium did not conduct any activities in the fiscal year ending December 31, 1997.

Fiscal Year 1998

         American Uranium did not conduct any business during 1998 that resulted in revenues. All of its activities during 1998 were devoted to establishing a business plan and conducting limited financing activities to obtain initial working capital.

         During 1998, American Uranium incurred general and administrative expenses of $91,937. These expenses were principally the costs associated with, consulting fees, lease expenses, professional fees and salary of the president of the company. The largest single amount was the cost of locating and staking the Graysill Property and expenses associated with its mineral assets which aggregated $53,039. The total expenses, offset by $616 of interest, resulted in a loss for the fiscal year ended December 31, 1998 of $91,321. Funding of these expenses was from working capital.

Liquidity and Capital Requirements

         The working capital of American Uranium at December 31, 1998 was $16,860. The working capital requirements of American Uranium has been funded by the sale of securities. During 1998, American Uranium sold 6,540,000 shares of common stock for an aggregate of $170,000. In January 1999, American Uranium sold an additional 18,000 shares of common stock for an aggregate of $18,000. The proceeds of these sales were used for initial developmental activities.
         American Uranium will require additional financing to continue to develop its business plan and to begin its implementation. Management believes this amount will be substantial. American Uranium currently has no sources of financing, including bank or private lending sources, or equity capital sources. No assurance can be given that American Uranium will be able to develop sources of financing in the future.

         To implement the staking, evaluation, development and extraction aspects of its business plan, American Uranium will need substantial additional funding. Because these requirements are in the more distant future, management has not yet begun to develop methods of financing. Management expects that it will use equity, debt and other arrangements, such as joint ventures, to fund these stages of its business plan.

Year 2000

Overview

         American Uranium has evaluated the potential impact of the situation commonly referred to as the "Year 2000 Issue". Y2K concerns the inability of information systems, primarily computer software programs, to properly recognize and process date sensitive information relating to the year 2000 and beyond. Many of the world's computer systems currently record years in a two-digit format. These computer systems will be unable to property interpret dates beyond the year 1999, which could lead to business disruptions in the U.S. and internationally. The potential costs and uncertainties associated with Y2K will depend on a number of factors, including software, hardware and the nature of the industry in which a company operates.

Accounting Systems and Production Equipment

         Because American Uranium has begun operations during the later part of 1998, management believes that the computer programs it purchases are Y2K compliant. At this time, management believes that it does not have any assets with embedded computer chips or programs. Mining data that American Uranium has acquired or may purchase in the future is not subject to Y2K failure because it is generally pure data without reference to aging or time change. Therefore management does not expect to experience any Y2K failures. Other Entity Compliance

         American Uranium does not engage in electronic data interchange with any other entity. Therefore, management believes it does not have any Y2K exposure directly from other entities and their failure to be Y2K compliant. Tangently, however, the failure of other entities to be Y2K compliant may cause American Uranium issues, none of which are yet apparent to management.
Contingency Planning

         Management does not have a contingency plan for its computer systems because it believes they are Y2K compliant or there is no material risk. Management does not have a contingency plan in the event a critical service, supplier or customer will not be Y2K compliant. Management does not expect that their failure will have a material impact because American Uranium is in the development stage and uses few services, has few suppliers and has no customers. If critical services such as utilities, communications or banking are affected, operations of American Uranium will be disrupted.

Cost of Year 2000 Compliance

         American Uranium has not spent any amount on Y2K compliance. It does not expect to have to spend any material amount on Y2K compliance in the future.
Item 3.  DESCRIPTION OF PROPERTY

Executive Offices

         The executive office is located at 133 Richmond Street, West, Suite # 311, Toronto, Ontario, Canada M5H 2L3 and its telephone number is (416) 203-2525.

         American Uranium believes that its current office is adequate to meet its needs until it becomes more fully operational.

Mining Property

         See the description of the Graysill Property, San Juan and Dolores Counties, Colorado in Item 1. Business.

ITEM 4.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT
         The following table sets forth information as of May 1, 1999 based on information obtained from the persons named below. With respect to the beneficial ownership of shares of the common stock of American Uranium by (1) each person known to be the owner of more than 5% of the outstanding shares of common stock, (2) each director and (3) all executive officers and directors as a group.


Percent of                                     Number of Shares of
       Ownership of                                       Common
Stock               Common Stock Name of Beneficial Owner
Beneficially* Owned          Outstanding   -
----------------------------       ---------------------
------------
G. Ken Webb . . . . . . . . . .       2,000,000(1)(2)
22.1% C.T. Yeh  . . . . . . . . . . .           - 0 -
      - 0 - Stewart A. Jackson  . . . . . .       2,000,000(1)(3)
           22.1% Uranium Strategies, Inc.  . . .       2,000,000(4)
                22.1% Robert Landau . . . . . . . . .
1,800,000(5)                  19.9% David Roff  . . . . . . . . . .
     1,800,000(5)                  19.9% Thomas Skimming . . . . . .
 . .       2,880,000(6)                  31.8% Directors and officers
as a
 group (3 persons)  . . . . . .       2,000,000(7)
22.1%
- -------------------------------
*       Beneficial ownership is determined in accordance with the
rules of the         Securities and Exchange Commission and
generally includes voting or         investment power with respect
to securities. Shares of common stock         issuable upon the
exercise of options or warrants currently exercisable,         or
exercisable or convertible within 60 days, are deemed outstanding
for         computing the percentage ownership of the person holding
such options or         warrants but are not deemed outstanding for
computing the percentage         ownership of any other person.

(1)  The address for each of Messrs. Webb and Jackson is care-of
American      Uranium at 133 Richmond Street, West, Third Floor,
Toronto, Ontario, Canada      M5H 2L3.

(2)  Mr. Webb is the chief executive officer, a director and a
principal      shareholder of Uranium Strategies, Inc., and
consequently has beneficial      ownership of the shares of common
stock of American Uranium owned by      Uranium Strategies. Mr. Webb
disclaims beneficial ownership as to 1,480,000      shares of common
stock of American Uranium held by Uranium Strategies.
(3)  Mr. Jackson is the Secretary and a director of Uranium
Strategies and      consequently has beneficial ownership of the
shares of common stock of      American Uranium owned by Uranium
Strategies. Mr. Jackson disclaims      beneficial ownership as to
all the shares of common stock of American      Uranium held by
Uranium Strategies.

(4)  The address for Uranium Strategies, Inc. is 3550 Skyline View
Drive, Reno,      Nevada 89509.

(5)  The address for each of Messrs. Landau and Roff is 133 Richmond
Street,      West, Suite # 401, Toronto, Ontario, Canada M5H 2L3.

(6)  The address for Thomas Skimming is 11 Camelot Court, Toronto,
Ontario,      Canada M3B 2N4.

(7)  See Notes 2 and 3 above.


ITEM 5.  DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL
PERSONS
        The current directors and officers of American Uranium are as follows:
Name                        Age       Position
- ------------------        -------
----------------------------------- G. Ken Webb                 59
     President, Chief Executive Officer,
          Director (Chairman of the Board)
C.T. Yeh                    60        Secretary, Director

Steward A. Jackson          59        Director

     Mr. G. Ken Webb, has been the President, Chief Executive Officer and a director of American Uranium since 1997. Mr. Webb has over twenty years of experience in the Canadian junior mining business. Mr. Webb has been involved predominantly within the corporate finance area of the gold mining industry. From April 1996 to June 1997, Mr. Webb conducted investor relations for Central Asia Goldfields, from November 1994 to February 1996, he was a consultant to Webcon Equipment and from June 1991 to September 1994, he was a consultant to Entre Capital. Mr. Webb holds a law degree from Cambridge University, England. He is originally from South Africa, where he completed his undergraduate studies at the University of Natal, Pietermaritzburg. In a matter relating to a 1981 transaction involving receipt of bonus shares, Mr. Webb's registration was suspended in 1988 as an officer of a stock brokerage firm by the Ontario Securities Commission for eighteen months, but was subsequently reinstated.
                                       10

     Mr. C.T. Yeh, has been the Secretary and a director of American Uranium since 1997. Mr. Yeh has over 25 years of experience with mining companies and financial services companies. From 1996 to 1997, Mr. Yeh was President of YCN Group, L.L.C., a joint venture partner with Yang Cheng (Group) Co., Ltd., a Macau based company wholly owned by the Municipality of Guangzhou, China. From 1992 to 1996, Mr. Yeh was Managing Director of Ridgewood Partners Ltd., an investment banking company. From 1988 to 1992, Mr. Yeh was a Director of Elders Resources Finance Inc., a merchant bank providing capital to the junior mining companies. From 1979 to 1986, Mr. Yeh was Director and Financial Planner of Inspiration Resources; from 1974 to 1979, was a Senior Process Economics Engineer at Kennecott Copper; from 1969 to 1974, was a Metallurgist at Foote Minerals Company; and from 1966 to 1969, Mr. Yeh was a Research Metallurgist at Calumet & Hecla Company. Mr. Yeh holds a Bachelor of Science degree in Metallurgical Engineering from Cheung Kung University, and Master of Science degree in Metallurgical Engineering from Michigan Technological University, and an M.B.A. with Honors from the University of Delaware. Mr. Yeh holds several U.S. Patents in Metallurgy and has written several research papers for the American Institute of Metallurgical Engineers and the American Ceramic Society. Mr. Yeh is a Director of Link Mineral Ventures Ltd., a publicly traded company.
     Dr. Stewart A. Jackson, has been the director of American Uranium since 1997. Dr. Jackson is an experienced geologist with 37 years of experience in exploration and development of both base and precious metal deposits. Dr. Jackson was responsible for the discovery and development of several major mineral discoveries, including the Red Dog multi-billion dollar zinc deposit in northwestern Alaska for Cominco Resources, Inc. Dr. Jackson was responsible for the raising of over $50 million for several publicly traded companies, including for Crown Resource Corp. founded by him in 1981. Since 1987 Dr. Jackson has been an independent consulting geologist for several private and public companies. Dr. Jackson earned a Bachelors of Science Degree majoring in Geology from the University of Western Ontario and a Masters of Science majoring in Stratigraphy and Mineral Deposit and a Doctorate from the University of Toronto.
     Messrs. Webb, Yeh and Jackson, officers and directors of American Uranium may be deemed to be "promoters".

Board Meetings and Committees

        During the fiscal year ended December 31, 1998, the board of directors met on six occasions and took written action on six occasions. All the members of the board of directors attended the meeting. The written actions were by unanimous consent. The board of directors has established no committees. Directors serve for a term of one year after election or until their earlier resignation or their successor is elected or appointed and qualified.

ITEM 6.  EXECUTIVE COMPENSATION

Management Employment Agreements and Compensation

        American Uranium currently pays a monthly salary of $2,500 to Mr. Webb, the president. This salary commenced May 1998. American Uranium does not pay any of its other officers any salary. American Uranium does not provide any other benefits to its officers. American Uranium does not have any written agreements with any of its officers and directors. Each of the officers and directors may engage in other businesses, either individually or through partnerships or
                                       11
corporations in which they have an interest, hold an office or serve on boards of directors. All of the officers and directors may have other business interests to which they devote their time.

Other Key Advisors and Consultants

        American Uranium has access to several outside professional firms which can counsel it and provide important advice in its development stage. The terms of engagement of these firms will be determined from time to time as their services are required. See
ITEM 1. Business for a description of the consulting agreement with Platoro West, LLC.

Remuneration of the Board of Directors

        Directors currently do not receive any compensation, but will receive compensation for their services as determined in the future by the board of directors. All directors are reimbursed for any expense incurred in attending meetings of the board of directors.

Keyman Life Insurance

        American Uranium does not own life insurance covering the death of any officer, director or key employee.


ITEM 7.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        None.


ITEM 8.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED
        The authorized capital stock consists of 100,000,000 shares of common stock, $0.001 par value. There are 9,058,261 shares of Common Stock issued and outstanding. There are no options, warrants, stock appreciation rights, or other rights similar in nature outstanding which obligate American Uranium to issue any additional common stock.

Common Stock

        The holders of common stock are entitled to one vote per share on all matters submitted to a vote of the shareholders of American Uranium. In addition, such holders are entitled to receive ratably such dividends, if any, as may be declared from time to time by the board of directors out of funds legally available therefor. In the event of the dissolution, liquidation or winding-up, the holders of common stock are entitled to share ratably in all assets remaining after payment of all liabilities of American Uranium and subject to the prior distribution rights of any preferred stock that may be outstanding at that time. The holders of common stock do not have cumulative voting rights or preemptive or other rights to acquire or subscribe for additional, unissued or treasury shares, which means that the holders of more than 50% of such outstanding shares, voting at an election of directors can elect all the directors on the board of directors if they so choose and, in such event, the holders of the remaining shares will not be able to elect any of the directors. All outstanding shares of common stock are, and when issued, the shares of common stock offered hereby, are fully paid and non-assessable.

Stock Transfer Agent

        The stock transfer agent for the common stock is Olde
Monmouth Stock Transfer Co., Inc., 77 Memorial Parkway, 2nd Floor, Atlantic Highlands, New Jersey 07716, telephone (732) 872-2727.


                                     PART II


ITEM 1.  MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT'S COMMON
EQUITY           AND OTHER STOCKHOLDER MATTERS

Market Information

        The common stock of American Uranium is not traded on any stock exchange, any NASDAQ Stock Market medium or the "pink sheets". Consequently, there is no public market for the common stock and no market price data to report. American Uranium intends to obtain inclusion on the OTC Bulletin Board in the future, but there can be no assurance that the common stock will be included in the trading medium. Even if inclusion in the OTC Bulletin Board is achieved, there is no assurance that the common stock will be actively traded. Therefore, there can be no assurance that there will be liquidity in the common stock.

        Currently, there are 9,040,261 shares of common stock outstanding. Except as noted below, all of these shares may be sold without restriction because they have been held either longer than two years or issued in offerings under Rule 504, Regulation D. 2,000,000 shares of common stock are held by Uranium Strategies, Inc. which is controlled by Mr. G. Ken Webb. These shares of common stock are subject to restrictions on public resales as "control shares". Certain other shares of common stock may also be considered "control shares" depending on factual circumstances at the time of sale. American Uranium currently does not have outstanding any warrants or options.
Holders

         As of May 1, 1999, there were 696 holders of record of the common stock.

Dividend Policy

        American Uranium has never declared or paid cash dividends on its common stock and anticipates that all future earnings (for the near future) will be retained for working capital and business expansion. The payment of any future dividends will be at the sole discretion of the board of directors and will depend upon, among other things, future earnings, capital requirements, the company financial condition and general business conditions. Therefore, there can be no assurance that any dividends on the common stock will be paid in the future.


ITEM 2.  LEGAL PROCEEDINGS

        None.

ITEM 3.  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING
AND           FINANCIAL DISCLOSURE

        Samuel Klein and Company, certified public accountants were engaged by American Uranium on November 5, 1998 as the independent accountants. Prior to this engagement, American Uranium did not engage any independent accountants to review its financial statements because it was either inactive or in reorganization. American Uranium is unaware of any disagreements or other issues which are required to be disclosed by the rules and regulations applicable to this Form 10.


ITEM 4.  RECENT SALES OF UNREGISTERED SECURITIES

        During September 1998, American Uranium directly sold an aggregate of 6,500,000 shares of common stock to three individuals in a private offering pursuant to Rule 506 of Regulation D. The offering price was $.02 per share. The total proceeds of the offering was $130,000. The proceeds were used for general working capital purposes.

        Under Rule 504, forming part of Regulation D, on December 18, 1998, American Uranium sold 40,000 shares of common stock to two investors. The purchase price per share was $1.00, for aggregate consideration of $40,000. These securities were sold by American Uranium directly to the investors. The proceeds were used for general working capital purposes.

        Under Rule 504, forming part of Regulation D, on January 14, 1999, American Uranium sold 18,000 shares of common stock to one investor. The price per share was $ 1.00 for aggregate consideration of $18,000. These securities were sold by American Uranium directly to the investors. The proceeds were used for general working capital purposes.


ITEM 5.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

        Section 14A:3-5 of the Business Corporation Act of the State of New Jersey provides for the indemnification of officers and directors under certain circumstances against expenses and liabilities incurred as a result of a claim against them as corporate agents and requires New Jersey corporations to indemnify their officers and directors against expenses incurred in legal proceedings because of their being or having been an officer or a director, if the corporate agent is successful in his defense on the merits or otherwise in a proceeding against him.

        Insofar as indemnification for liabilities arising under the federal securities laws may be permitted to directors, officers and controlling persons of American Uranium pursuant to the corporate law of New Jersey or otherwise, American Uranium has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by American Uranium of expenses incurred by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being offered or sold, American Uranium will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Federal Securities laws, and will be governed by the final adjudication of such case.

        American Uranium does not have any directors or officers liability insurance.


        PART F/S


        The financial statements of American Uranium are included in this report beginning on page F-1.


                                    PART III


ITEM 1.  INDEX TO EXHIBITS

(a)     Exhibits

        3.1*      Certificate of Incorporation of the Registrant
        3.2*      By-laws of the Registrant

        4.1*      Form of Common Stock Certificate of Registrant
        10.1*     Consulting Agreement with Platoro West, LLC

        27.1*     Financial Data Schedule

        99.1*     Risk Factors



*       Filed herewith.

                              FINANCIAL STATEMENTS
                                       OF
                             AMERICAN URANIUM, INC.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)
                                    CONTENTS



      PAGE
Independent Auditor's
Report.................................................F-2
Financial statements:

   Balance
sheets............................................................F-3
   Statements of
operations..................................................F-4
   Statements of stockholders'
equity........................................F-5
   Statements of cash
flows..................................................F-6
   Notes to financial
statements.............................................F-7

                          INDEPENDENT AUDITOR'S REPORT



To the Board of Directors and Stockholders of American Uranium, Inc.


We have audited the accompanying balance sheets of American Uranium, Inc. (formerly Zencrest Holdings Corp., Inc.) as of December 31, 1998 and 1997, and the related statements of operations, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Uranium, Inc. as of December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.





                                                SAMUEL KLEIN AND
COMPANY


Newark, New Jersey
March 23, 1999

                             AMERICAN URANIUM, INC.

                                 BALANCE SHEETS



                                                  December 31,
                                              1998
1997                                               ----
   ---- ASSETS
Current Assets:
   Cash and cash equivalents                $    24,446         $
  -    Prepaid expenses                               5,208
      -
-------------        ---------------           Total Current Assets
                 29,654                -
Mineral Resource Assets                          61,819
  -                                                  -------------
     ---------------
Total Assets                                 $   91,473         $
  -                                                  =============
     ==============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
   Accounts payable and accrued expenses    $    12,794        $
  -                                                   -----------
    ---------------
          Total Current Liabilities              12,794
  -                                                   ------------
    ----------------
Total Liabilities                                12,794
  -                                                   ------------
    ----------------
Stockholders' Equity:
   Common stock, $.001 par value,
    100,000,000 shares authorized,
    9,040,261 and 2,500,261 shares
    issued and outstanding at December
    31, 1998 and 1997                            9,040
2,500    Additional paid-in-capital                  170,960
    7,500    Accumulated deficit                        (101,321)
      (10,000)
----------         ---------           Total Stockholders' Equity
        78,679                -
           ----------         ----------
Total Liabilities and Stockholders' Equity  $   91,473         $
 -                                                ===========
===========

- --------------------

The accompanying notes are an integral part of these financial statements.

                             AMERICAN URANIUM, INC.

                            STATEMENTS OF OPERATIONS



                                                  For the Years
Ended
December 31,
                                             1998
 1997                                              ----
       ----
Revenues                                  $      -               $
   -
Cost of Revenues                                 -
   -                                                ----------
       ---------
Gross Profit                                     -
   -
Other Costs:
   General and administrative expenses       91,937
   -                                                ----------
       ---------           Total Other Costs                  91,937
                    -
Other Income and Expense:
   Interest income                              616
   -                                                ----------
      ----------
Net Loss before Benefit from Income
   Taxes                                    (91,321)
   -
Benefit from Income Taxes                        -
   -                                                ------------
      -----------
Net Loss                                  $ (91,321)             $
   -                                                ===========
      ===========

- --------------------

The accompanying notes are an integral part of these financial statements.
                                       F4

                             AMERICAN URANIUM, INC.

                       STATEMENTS OF STOCKHOLDERS' EQUITY

                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                     Common Stock
                                                $.001 Par Value
                                        ----------------------------

Common              Additional                         Total
                                          Number              Stock
             Paid-In-        Accumulated     Stockholders'
                                   of Shares           Amount
      Capital           Deficit          Equity
                        -----------        ------------
-----------       ----------      -----------
                                      Balances, January 1, 1997
              2,500,261            $2,500            $    7,500
   $(10,000)         $      -
Net Loss for the Year Ended
 December 31, 1997                                  -
  -                     -                -                 -
                                    ------------
-------------       -------------      ----------       ----------
Balances, December 31, 1997                  2,500,261
2,500                  7,500          (10,000)                -
Issuance of Common Shares                    6,540,000
6,540                163,460                -           170,000
Net Loss for the Year Ended
 December 31, 1998                                   -
 -                      -          (91,321)          (91,321)
                                     -----------
-------------        -------------      ---------        ----------
Balances, December 31, 1998                 $9,040,261
$9,040               $170,960         $(101,321)       $  78,679
                                        ===========
============         =============     ==========       ==========



- --------------------

The accompanying notes are an integral part of these financial statements.

                             AMERICAN URANIUM, INC.

                            STATEMENTS OF CASH FLOWS



                                                  For the Years
Ended
December 31,                                              1998
               1997
----                      ----
Cash Flows from Operating Activities:
   Net loss                                 $(91,321)             $
     -
   Adjustments to reconcile net loss to
    net cash used in operating activities:
       Increase in prepaid expenses           (5,208)
     -        Increase in accounts payable and
         accrued expenses                     12,794
     -                                                  --------
         ----------
           Net Cash Used in Operating
            Activities                       (83,735)
      -                                                 --------
         ----------
Cash Flows from Investing Activities:
   Increase in Mineral Resource Assets       (61,819)
      -                                                  ----------
          ------------             Net cash used in investing
             activities                      (61,819)
      -                                                 ----------
         ------------
Cash Flows from Financing Activities:
   Proceeds from the issuance of common
    stock                                    170,000
      -                                                 ---------
         ------------             Net Cash provided by financing
             activities                      170,000
      -                                                ---------
        ------------
Net Increase in Cash and Cash Equivalents     24,446
      -
Cash and Cash Equivalents, beginning of year       -
      -                                                ---------
        ------------
Cash and Cash Equivalents, end of year     $  24,446               $
      -                                                =========
        ============

- --------------------

The accompanying notes are an integral part of these financial statements.

                             AMERICAN URANIUM, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1998



1.  THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Company

American Uranium, Inc. (formerly Zencrest Holdings Corp., Inc.) (the "Company") was formed in 1991 as a subsidiary of People Ridesharing Systems, Inc. ("PRS") a company that filed for reorganization under Chapter 11 of the Bankruptcy Act. As a result of an arrangement with the Bankruptcy Court and PRS, ownership in the Company was to be provided to the creditors and stockholders of PRS who received ten percent and five percent, respectively, of the outstanding stock of the Company upon the sale of the Company and in contemplation of a merger. In addition, the Company sold eighty-five percent of the Company's stock to nonaffiliated parties.

On August 26, 1998 the Company commenced operations by entering into an agreement with Platoro West, LLC ("Platoro") concerning mineral exploration activities. The Company's operations will be in the identification, acquisition, exploration, development and extraction of minerals, primarily focusing on uranium and vanadium claims located in the United States.

Inventory

Inventory will be valued at cost as computed under the last-in, first-out (LIFO) method which normally is lower than market. For the type of inventory the Company intends to maintain, no segregation among raw materials, work in process and finished goods will be practicable.

Mineral Resource Assets

Mineral resource assets include costs associated with mineral interest in properties and related equipment and facilities and other facilities required for purposes of extraction.

Property, Plant and Equipment

Property, plant and equipment will include support equipment and will be amortized over the estimated useful life of the assets.

Revenue Recognition

Revenue will be recognized upon shipment of the mined minerals.
Use of Management's Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                             AMERICAN URANIUM, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1998
                                   (Continued)


1.  THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(Continued)
Income Taxes

The Company follows Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS 109"). SFAS 109 requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement carrying amounts and tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

Impairment of Long-Lived Assets

The Company adopted Statement of Financial Accounting Standards No. 121 (SFAS 121), "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of". SFAS 121 requires that if facts and circumstances indicate that the cost of fixed assets or other assets may be impaired, an evaluation of recoverability would be performed by comparing the estimated future undiscounted pre-tax cash flows associated with the asset to the asset's carrying value to determine if a write-down to market value or discounted pre-tax cash flow value would be required.

Comprehensive Income

For the year ended December 31, 1998, the Company adopted SFAS No. 130, Reporting Comprehensive Income ("SFAS 130"). This statement establishes rules for the reporting of comprehensive income and its components which require that certain items such as foreign currency translation adjustments, unrealized gains and losses on certain investments in debt and equity securities, minimum pension liability adjustments and unearned compensation expense related to stock issuances to employees be presented as separate components of stockholders' equity. The adoption of SFAS 130 had no impact on total stockholder's equity for either of the years presented in these financial statements.

2.  COMMON STOCK

The Company was incorporated on October 22, 1991 in the State of New Jersey and has authority to issue, pursuant to an amendment to the Company's certificate of incorporation on July 25, 1997, 100,000,000 $.001 par value shares of Common Stock. As a result of an arrangement with the Bankruptcy Court and PRS, entered into on April 30, 1996, ownership in the Company was to be provided to the creditors and stockholders of PRS who received 10 percent and 5 percent, respectively, of the outstanding common stock of the Company upon the sale of the Company and in contemplation of a merger, resulting in 10,000,000 shares of common stock outstanding.

On March 23, 1998, the Company effected a 1 for 4 reverse split of the outstanding common stock resulting in a reduction of the issued and outstanding shares from 10,000,000 to 2,500,261 which included the issuance of 261 fractional shares. All outstanding share information has been retroactively restated to give effect for the 1 for 4 reverse stock split.

                             AMERICAN URANIUM, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1998
                                   (Continued)



2.  COMMON STOCK (Continued)

During September 1998, the Company issued private placement offerings to three individuals who were instrumental in identifying worthy business opportunities. The private placement offering totaled 6,500,000 shares of the Company's common stock at a price of $.02 per share. Total proceeds of the private placement offerings were $130,000.

On December 18, 1998, the Company completed the sale of two private placement offerings and received $40,000 for which the Company issued 40,000 shares of its common stock during January 1999. For financial statement presentation, the 40,000 shares have been treated as issued and outstanding at December 31, 1998.
On January 14, 1999 the Company completed the sale of one additional private placement offering and issued 18,000 shares of its common stock, which resulted in total proceeds to the Company of $18,000.


3.  COMMITMENTS AND CONTINGENCIES

On August 26, 1998 the Company commenced operations by entering into an agreement with Platoro, already defined in Note 1, concerning mineral exploration activities. The Company's operations will be in the identification, acquisition, exploration, development and extraction of minerals, primarily focusing on uranium and vanadium claims located in the United States. The agreement with Platoro calls for Platoro to identify and stake eight (8) to ten (10) good, marketable, mineral properties on behalf of the Company.. These properties are to be advanced stage properties with proven resources located in the United States. The Company in return agrees to pay the sum of $5,000 per month for an initial agreement period of twenty-four (24) months plus out of pocket expenses, including wages, travel and field expenses. The Company is also responsible for all filing fees for the claims acquired by Platoro. In addition, the Company will issue four hundred thousand (400,000) shares of common stock to Platoro as soon as trading of the Company's common stock commences. As of December 31, 1998 the Company has successfully acquired through staking one property which was identified by Platoro pursuant to this agreement.

                             AMERICAN URANIUM, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1998
                                   (Continued)



4.  MINING PROPERTIES

Graysill Property, San Juan and Dolores Counties, Colorado
The Company acquired through staking a total of 24 unpatented lode mining claims in Sections 19, 20, 29 and 30 in Township 40 North, Range 9 West in Dolores and San Juan Counties, Colorado immediately southeast of Bolam Pass. The claims were located on September 29, 1998 and the Company is required to make a payment of $1 per claim by August 11th of each year on an ongoing basis in order to preserve title to the property. The claims are located at an elevation of 11,000 feet above mean sea level and are accessible by a dirt road that is maintained during the summer months by the United States Forest Service. The property, which is referred to as the Graysill Property encompasses the historic Graysill Mine, a past producer of vanadium and uranium ore. The production history of the Graysill Mine is poorly documented, but it is known to have produced vanadium and byproduct uranium during an approximately twenty year period after World War II. Before the mine ceased production, approximately 32,000 tons of ore were mined with a reported grade of 2.41% vanadium pentoxide and 0.09% uranium oxide. In 1989, representatives of the United States, Department of the Interior, Bureau of Mines Division, examined a number of abandoned mines in the San Juan National Forest, one of which was the Graysill Mine. Subsequently, in 1992 the Bureau of Mines produced a Mineral Land Assessment Open File Report titled "Mineral Appraisal of San Juan National Forest, Colorado". Most of the information relating to the Graysill Mine and the geology and mineralization of the general area within which the Graysill Property is located was obtained from this Open File Report unless stated otherwise.

The Graysill Property of American Uranium Inc. is underlain by a gently dipping assemblage of Paleozoic and Mesozoic sedimentary rocks within which vanadium and uranium occurs in many of the rock units in a stratabound manner exhibiting little or no apparent relationship to regional structural trends. Although vanadium and uranium occurrences are ubiquitous and are known to exist in over 20 distinctly different sedimentary units, the Uranium line property, the Pennsylvanian Permian Rico Formation and the Upper Jurassic Entrada Sandstone are the only formations which have been mined previously for vanadium and uranium. Most of the past production has come from the Entrada Sandstone. Historically, there have been a number of uraniferous vanadium deposits developed in the Entrada Sandstone along a sinuous trend extending in a north-south direction for over 100 miles. This trend coincides with a major structural feature representing a transitional zone between the Colorado Plateau and the Southern Rocky Mountain physiographic provinces.

During the past 50 years, the general region within which the Company's property is located has been subjected to several periods of extensive exploration. The major programs were carried out by Vanadium Corporation of America during the late 1940's and early 1950's and by Atlas Corporation in the late 1970's. Although the collective efforts of these companies resulted in the discovery and definition of significant, high grade vanadium reserves containing a high incidence of uranium, a major decline in the market for these commodities in the early 1980's eliminated all interest in the area.

                             AMERICAN URANIUM, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1998
                                   (Continued)



4.  MINING PROPERTIES (Continued)

Graysill Property, San Juan and Dolores Counties, Colorado
(Continued)
Concurrent with the height of exploration, uranium mining in the project area was initiated on a small scale in the 1940's and peaked in the late 1950's. Sporadic production of vanadium and uranium continued into the 1970's. Based on reported grades, the total production from the 32,000 tons of ore extracted from the Graysill Mine amounted to approximately 52,000 pounds of uranium oxide and in excess of 1,500,000 pounds of vanadium pentoxide before the mine ceased operations presumably because of low vanadium and uranium prices. Recently, Platoro West, LLC of Durango, Colorado acquired a map which was prepared by Vanadium Corporation of America in 1950 at a scale of 1 inch to 500 feet. The map outlines the location of a large number of exploration holes that were drilled by Vanadium Corporation of America and details the average grade and thickness of vanadium mineralization that was encountered in each hole. Based on this information, and assuming continuity of the mineralization between drill holes and a reasonable distance beyond drill holes, Platoro West, LLC calculated a geological resource of 400,000 tons averaging 2.5% vanadium pentoxide. Although the uranium content is not shown on the map, it is the assumption of Platoro West, LLC that a large resource of absorbed uranium is associated with the vanadium mineralization since the drilling appears to have been designed to extend the zone of vanadium and uranium mineralization at the Graysill Mine. This equates to an inground resource of 20,000,000 pounds of Vanadium Pentoxide and possibly 6,400,000 pounds of uranium oxide, providing the uranium grades at the Graysill Mine accurately reflect the uranium content in the Graysill vanadium deposit.

American Uranium, Inc., through Platoro West, LLC is in the process of negotiating with Atlas Corporation to acquire all of the data relating to the exploration they carried out in the Graysill area during the 1970's. This information would enable American Uranium to recalculate the vanadium and uranium reserves and would be invaluable in designing further exploration work on the Graysill Property.

Based on the results of the previous exploration on the property, coupled with the widespread distribution of vanadium and uranium within the Entrada Sandstone in the Graysill area, management believes that it is highly likely that a significant increase in the vanadium and uranium reserves can be attained with further exploration on the property.


5.  YEAR 2000 ISSUES

The year 2000 issue arises because many computerized systems use two digits rather than four to identify a year. Date-sensitive systems may recognize the year 2000 as 1900 or some other date, resulting in errors when information using 2000 dates is processed. In addition, similar problems may arise in some systems which use certain dates in 1999 to represent something other than a date. The effects of the Year 2000 Issue may be experienced before, on, or after January 1, 2000, and, if not addressed, the impact on operations and financial reporting may range from minor errors to significant systems failure which could affect an entity's ability to conduct normal business operations. It is not possible to be certain that all aspects of the Year 2000 Issue affecting the Company, including those related to the efforts of customers, suppliers, or third parties, will be fully resolved.

                                   SIGNATURES

   Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on the 10th day of May, 1999.

                                              AMERICAN URANIUM, INC.
                                               /s/ G. Ken Webb
                                          ---------------------
                                          G. Ken Webb
                                President and
                        Chief Executive Officer

                     CERTIFICATE OF INCORPORATION

Exhibit 3.1                           CERTIFICATE OF INCORPORATION

                                       OF

                                PRS SUB III INC.


To:           The Secretary of State
              State of New Jersey


              The undersigned, of the age of eighteen years or over, for the purpose of forming a corporation pursuant to the provisions of Title 14A, Corporations, General, of the New Jersey Statutes, does hereby execute the following Certificate of Incorporation.

              (1)     The name of the corporation is

                                PRS SUB III INC.

              (2) The purpose or purposes for which the corporation is organized are: To do any lawful act or thing for which corporations may be organized pursuant to the provisions of Title
14A, Corporations, General, of the New Jersey Statutes.

              (3) The aggregate number of shares which the corporation shall have the authority to issue is 10 Million shares each of which shall have $.001 par value.

              (4) The address of the corporation's initial registered office is 150 West State Street, Trenton, New Jersey 08608.

              The name of the corporation's initial registered agent at such address is The Prentice-Hall Corporation System, New Jersey, Inc.
              (5) The number of directors constituting the initial board of directors shall be one and the name and address is as follows:
                NAME
ADDRESS
           John Frohling
Gateway 1
    Suite 100
Newark, New Jersey 07102
              (6) The name and address of the Incorporator is as
follows:
                NAME
ADDRESS
         Merridith E. Cramer                            830 Bear
Tavern Road                                                  West
Trenton, New Jersey 08628

              IN WITNESS WHEREOF, the undersigned of the above named corporation, has hereunto signed this Certificate of Incorporation this twenty-second day of October, 1991.



                                          /s/ Merridith E. Cramer
                                       -------------------------
                                         Merridith E. Cramer
                                  Incorporator

                         New Jersey Department of State
                       Department of Commercial Recording
                         Certificate of Amendment to the
                          Certificate of Incorporation
                    (For Use by Domestic Profit Corporations)

"Federal Employer Identification No."

      Pursuant to the provisions of Section 14A:9-(4) and Section
14A:9-4(3),       corporations, General of the New Jersey Statutes,
the undersigned       corporation executes the following Certificate
of Amendment to its       Certificate of Incorporation:

1. The name of the corporation is PRS SUB III, INC.

2.    The following amendment to the Certificate of Incorporation
was approved       by the directors and thereafter duly adopted by
the shareholders of the       corporation on the 18 day of July, 1997:

      Resolved, that Article 3 of the Certificate of Incorporation be amended to read as follows:

          The aggregate number of shares which the corporation shall
have the           authority to issue is: 100,000,000 par value
$.001.
3.    The number of shares outstanding at the time of the adoption
of the       amendment was 1000. The total number of shares entitled
to vote thereon       was 1000.

     If the shares of any class or series of shares are entitled to
vote thereon      as a class, set forth below the designation and
number if outstanding      shares entitled to vote thereon of each
such class or series. (Omit if not      applicable).

4.    The number of shares voting for and against such amendment is
as follows:       (If the shares of any class or series are entitled
to vote as a class, set       forth the number of shares of each
such class and series voting for and       against the amendment,
respectively).


      Number of Shares Voting                     Number of Shares
Voting          for Amendment
Against Amendment       -------------------------
------------------------              1000
                 0
5. If the amendment provides for an exchange, reclassification or cancellation of issued shares, set forth a statement of the
manner in       which the same shall be effected. (Omit if not
applicable).
6. Other provisions: (Omit if not applicable).


                                               PRS SUB III, INC.
                                           --------------------
                                           (Corporate Name)
                                             By:  /S John B.
Frohling
--------------------------
       John B. M. Frohling, President
                   (Type Name and Title) Dated this 21st day of
July, 1997

                            CERTIFICATE OF AMENDMENT
                       TO THE CERTIFICATE OF INCORPORATION


      Pursuant to the provisions of N.J.S.A. 14A:9-2(4) and
14A:9-4(3),       Corporations, General of New Jersey Statutes, the
undersigned corporation       executes the following Certificate of
Amendment to its Certificate of       Incorporation.


      1.      The name of the Corporation is PRS SUB III, INC.
      2.      The following amendment to the Certificate of
Incorporation was               approved by the directors and
thereafter duly adopted by the               shareholders of the
Corporation on the 9th day of October, 1997.
              RESOLVED, that Article One of the Certificate of
Incorporation be               amended to read as follows:

              The name of the Corporation is Zencrest Holdings
Corp., Inc.
      3.      The number of shares outstanding at the time of the
adoption of               the amendment was 10,000,000. The total
number of shares entitled               to vote thereupon was
10,000,000, par value of $.001.
      4.      The number of shares voting for and against such
amendment is as               follows:

              Number of share Votes                 Number of share
Votes                    for Amendment                       Against
Amendment
                      10,000                                    -0-
              5.      Other provisions:  NONE

Dated:                October 9, 1998
                                                 PRS SUB II, INC.

                                             By:  /S John B.
Frohling
--------------------------
       John B. M. Frohling, President

                            CERTIFICATE OF AMENDMENT
                       TO THE CERTIFICATE OF INCORPORATION


Pursuant to the provisions of the N.J.S.A. 14A:9-2(4) and 14A:9-4(3) Corporations, General of the New Jersey Statutes, the undersigned corporation executes the following Certificate of Amendment of its Certificate of Incorporation.


1.    The name of the Corporation is :  Zencrest Holdings, Corp.,
Inc.
2.    The following amendment to the Certificate of Incorporation
was approved       by the directors and thereafter duly adopted by
the shareholders of the       Corporation on the 13th day of July,
1998.

      RESOLVED, that Article One of the Certificate of Incorporation be amended to read as follows:

      The Name of the Corporation is American Uranium, Inc.
3.    The number of shares outstanding at the time of the adoption
of the       amendment was 2,500,000. The total number of shares
entitled to vote       thereupon was 2,500,000, par value of $.001.

4. The number of shares voting for and against such amendment is as follows:
      Number of share Votes for Amendment
2,000,000
      Number of share Votes against Amendment
  -0-
      Number of share Votes which abstained
500,000
5.    Other provisions:  NONE

Dated:                August 24, 1998

                                        Zencrest Holdings, Corp.,
Inc.

                                        By:   s/   G. Ken Webb

--------------------------------
          G. Ken Webb, President

Exhibit 3.2
                                     BY-LAWS

                                       OF

                              AMERICAN URANIUM INC.
                           (A New Jersey Corporation)
                                  ------------

                                    ARTICLE I

                                  SHAREHOLDERS


1. CERTIFICATES REPRESENTING SHARES. Certificates representing shares shall set forth thereon prescribed by Section 14A:7-11, and, where applicable, by Sections 14A:5-21 and 14A:12-5, of the New Jersey Business Corporation Act and by any other applicable provision of law and shall be signed by the Chairman or Vice-Chairman of the Board of Directors, if any, or by the President or Vice-President and may be counter signed by the Secretary or an Assistant Secretary or the Treasurer or an Assistant treasurer and may be sealed with the corporate seal or a facsimile thereof. Any or all other signatures upon a certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of its issue.

      The corporation may issue a new certificate for shares in place of any certificate theretofore issued by it, alleged to have been lost or destroyed, and the Board of Directors may require the owner of any lost or destroyed certificate, or his legal representative, to give the corporation a bond sufficient to indemnify the corporation against any claim that may be made against it on account of the alleged loss or destruction of any such certificate or the issuance of any such new certificate.

2. FRACTIONAL SHARE INTERESTS. Unless otherwise provided in its certificate of incorporation, the corporation may, but shall not be obliged to, issue fractions of a share and certificates therefor. By action of the Board, the corporation may, in lieu of issuing fractional shares, pay cash equal to the value of such fractional share or issue scrip in registered or bearer form which shall entitle the holder to receive a certificate for a full share upon the surrender of such scrip aggregating a full share. A certificate for a fractional share shall entitle the holder to exercise voting rights, to receive dividends thereon, and to participate in any distribution of assets of the corporation in the event of liquidation, but scrip shall not entitle the holder to exercise such voting rights, receive dividends or participate in any such distribution of assets unless such scrip shall so provide. All scrip shall be issued subject to the condition that it shall become void if not exchanged for certificates representing full shares before a specified date.


3. SHARE TRANSFERS. Upon compliance with provisions restricting the transferability of shares, if any, transfers of shares of the corporation shall be made only on the share record of the corporation by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the corporation or with a transfer agent or a registrar, if any, and on surrender of the certificate or certificates for such shares properly endorsed and the payment of all taxes due thereon, if any.

4. RECORD DATE FOR SHAREHOLDERS. The Board of Directors may fix, in advance, a date as the record date for determining the shareholders with regard to any corporate action or event and, in particular, for determining the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof; to give a written consent to any action without a meeting; or to receive payment of any dividend or allotment of any right. Any such record date shall in no case be more than sixty days prior to the shareholders' meeting or other corporate action or event to which it relates. Any such record date for a shareholders' meeting shall not be less than ten days before the date of the meeting. Any such record date to determine shareholders entitled to give a written consent shall not be more than sixty days before the date fixed for tabulation of the consents or, if no date has been fixed for tabulation, more than sixty days before the last day on which consents received may be counted. If no such record date is fixed, the record date for a shareholders' meeting shall be the close of business on the day next preceding the day on which notice is given, or, if no notice is given, the day next preceding the day on which the meeting is held; and the record date for determining shareholders for any other purpose shall be at the close of business on the day on which the resolution of the Board of Directors relating thereto is adopted. When a determination of shareholders of record for a shareholders' meeting has been made as provided in this section, such determination shall apply to any adjournment thereof, unless the Board of Directors fixes a new record date under this section for the adjourned meeting.

5. MEANING OF CERTAIN TERMS. As used herein in respect of the right to notice of a meeting of shareholders or a waiver thereof or to participate or vote thereat or to consent or dissent in writing in lieu of a meeting, as the case may be, the term "share" or "shares" or "shareholder" or "shareholders" refers to an outstanding share or shares and to a holder or holders of record of outstanding shares when the corporation is authorized to issue only one class of shares, and said reference is also intended to include any outstanding share or shares and any holder or holders of record of outstanding shares of any class upon which or upon whom the Certificate of Incorporation confers such rights where there are two or more classes or series of shares or upon which or upon whom the New Jersey Business Corporation Act confers such rights notwithstanding that the Certificate of Incorporation may provide for more than one class or series of shares, one or more of which are limited or denied such rights thereunder.
6.    SHAREHOLDER MEETINGS.

      TIME. The annual meeting shall be held at the time fixed, from the time to time, by the directors, provided that the first annual meeting shall be held on a date within thirteen months after the organization of the corporation, and each successive annual meeting shall be held on a date within thirteen months after the date of the preceding annual meeting. If, for any reason, the directors shall fail to fix the time for an annual meeting, such meeting shall be held at noon on the first Tuesday in November. A special meeting shall be held on the date fixed by the directors.

      PLACE. Annual meetings and special meetings shall be held at such place, within or without the State of New Jersey, as the directors may, from time to time, fix. Whenever the directors shall fail to fix such place, the meeting shall be held at the registered office of the corporation in the State of New Jersey.

     CALL. Annual meetings may be called by the directors or by the President or by any officer instructed by the directors to call the meeting. Special meetings may be called in like manner.

      NOTICE OR ACTUAL OR CONSTRUCTIVE WAIVER OF NOTICE. Written notice of every meeting shall be given, stating the time, place and purpose or purposes of the meeting. If any action is proposed to be taken which would, if taken, entitle shareholders to dissent and to receive payment for their shares, the notice shall include a statement of that purpose and to that effect. The notice of every meeting shall be given, personally or by mail, and, except as otherwise provided by the New Jersey Business Corporation Act, not less than ten days or more than sixty days before the date of the meeting, unless the lapse of the prescribed period of time shall have been waived before or after the taking of any action, to each shareholder at his record address or at such other address which he may have furnished by request in writing to the Secretary of the corporation. Notice by mail shall be deemed to be given when deposited, with postage thereon prepaid, in a post office or official depository under the exclusive care and custody of the United States Post Office Department. When a meeting is adjourned to another time or place, it shall not be necessary to give notice of the adjourned meeting if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken and at the adjourned meeting only such business is transacted as might have been transacted at the original meeting. However, if after the adjournment the directors fix a new record date for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder on the new record date.
      Notice of a meeting need not be given to any shareholder who submits a signed waiver of notice before or after the meeting. The attendance of a shareholder at a meeting without protesting prior to the conclusion of the meeting the lack of notice of such meeting shall constitute a waiver of notice of him.

      VOTING LIST. The officer or agent having charge of the stock transfer books for shares of the corporation shall make and certify a complete list of the shareholders entitled to vote at shareholders' meeting or any adjournment thereof. Any such list may consist of cards arranged alphabetically or any equipment which permits the visual display of the information required by the provisions of Section 14A:5-8 of the New Jersey Business Corporation Act. Such list shall be arranged alphabetically within each class, series, if any, or group of shareholders maintained by the corporation for convenience of reference, with the address of, and the number of shares held by, each shareholder; be produced (or available by means of a visual display) at the time and place of the meeting; be subject to the inspection of any shareholder for reasonable periods during the meeting; and be prima facie evidence as to who are the shareholders entitled to examine such list or to vote at such meeting.
      CONDUCT OF MEETING. Meetings of the shareholders shall be presided over by one of the following officers in the order of seniority and if present and acting - the chairman of the Board, if any, the Vice Chairman of the Board, if any, the President, a Vice President, or, if none of the foregoing is in office and present and acting, by a chairman to be chosen by the shareholders. The Secretary of the corporation, or in his absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present the Chairman of the meeting shall appoint a secretary of the meeting.

      PROXY REPRESENTATION. Every shareholder may authorize another person or persons to act for him by proxy in all matters in which a shareholder is entitled to participate, whether by waiving notice of or the lapse of the prescribed period of time before any meeting, voting or participating at a meeting, or expressing consent without a meeting. Every proxy must be signed by the shareholder or his agent, except that a proxy may be given by a shareholder or his agent by telegram or cable or by any means of electronic communication which results in a writing. No proxy shall be valid for more than eleven months unless a longer time is expressly provided therein. Unless it is irrevocable as provided in subsection 14A:5-19(c) of the New Jersey Business Corporation Act a proxy shall be revocable at will. The grant of a later proxy revokes any earlier proxy unless the earlier proxy is irrevocable. A proxy shall not be revoked by the death or incapacity of the shareholder, but the proxy shall continue to be in force until revoked by the personal representative or guardian of the shareholder. The presence at any meeting of any shareholder who has given a proxy does not revoke the proxy unless the shareholder files written notice of the revocation with the Secretary of the meeting prior to the voting of a proxy or votes the shares subject to the proxy by written ballot. A person named in a proxy as the attorney or agent of a shareholder may, if the proxy so provides, substitute another person to act in his place, including any other person named as an attorney or agent in the same proxy. The substitution shall not be effective until an instrument effecting it is filed with the Secretary of the corporation.

      INSPECTORS - APPOINTMENT. The directors, in advance of any meeting, or of the tabulation of written consents of shareholders without a meeting may, but need not, appoint one or more inspectors to act at the meeting or any adjournment thereof or to tabulate such consents and make a written report thereof. If an inspector or inspectors to act at any meeting of shareholders are not so appointed by the directors or shall fail to qualify, if appointed, the person presiding at the shareholders' meeting may, and on the request of any shareholder entitled to vote thereat, shall, make such appointment. In case any person appointed as inspector fails to appear or act, the vacancy may be filled by appointment made by the directors in advance of the meeting, or at the meeting by the person presiding at the meeting. Each inspector appointed, if any, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability. No person shall be elected a director in an election for which he has served as an inspector. The inspectors, if any, shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all shareholders. If there are three or more inspectors, the act of a majority shall govern. On request of the person presiding at the meeting or any shareholder entitled to vote thereat, the inspectors shall make a report in writing of any challenge, question or matter determined by them. Any report made by them shall be prima facie evidence of the facts therein stated, and such report shall be filed with the minutes of the meeting.

      QUORUM. Except for meetings ordered by the Superior court to be called and held pursuant to Sections 14A:5-2 and 14A:5-3 of the New Jersey Business Corporation Act, the holders of the shares entitled to cast at least a majority of the votes at the meeting shall constitute a quorum at the meeting of shareholders for the transaction of business.

      The shareholders present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum. Less than a quorum may adjourn.
      VOTING. Each share shall entitle the holder thereof to one vote. In the election of directors, a plurality of the votes shall elect, and no election need be by ballot unless a shareholder demands the same before the voting begins. Any other action shall be authorized by a majority of the votes cast except where the New Jersey Business Corporation Act prescribes a different proportion of votes.

7. SHAREHOLDER ACTION WITHOUT MEETINGS. Subject to any limitations prescribed by the provisions of Section 14A:5-6 of the New Jersey Business Corporation Act and upon compliance with said provisions, any action required or permitted to be taken at a meeting of shareholders by the provisions of said Act or by the Certificate of Incorporation or these By-Laws may be taken without a meeting if all of the shareholders entitled to vote thereon consent thereto in writing and (except for the annual election of directors) may also be taken by less than all of the shareholders who would have been entitled to cast the minimum number of votes which would be necessary to authorize any such action at a meeting at which all shareholders entitled to vote thereon were present and voting. Whenever any action is taken pursuant to the foregoing provisions, the written consents of the shareholders consenting thereto or the written report of the inspectors appointed to tabulate such consents shall be filed with the minutes of proceedings of shareholders.

                                   ARTICLE II

                                 GOVERNING BOARD

1. FUNCTIONS, DEFINITIONS AND COMPENSATION. The business and affairs of the corporation shall be managed and conducted by or under the direction of a governing body, which is herein referred to as the "Board of Directors" or `directors" notwithstanding that the members thereof may otherwise bear the titles of trustees, managers, or governors or any other designated title. The word "director" or "directors" likewise herein refers to a member or to members of the governing board notwithstanding the designation of a different official title or titles. The use of the phrase "entire board" herein refers to the total number of directors which the corporation would have if there were no vacancies. The Board of Directors, by the affirmative vote of a majority of directors in office and irrespective of any personal interest of any of them, shall have authority to establish reasonable compensation of directors for services to the corporation as directors, officers or otherwise.

2. QUALIFICATIONS AND NUMBER. Each director shall be at least eighteen years of age. A director need not be a shareholder, a citizen of the United States, or a resident of the State of New Jersey. The number of directors of the corporation shall be not less than three(3) nor more than seven(7). The directors shall have power from time to time, in the interim between annual and special meetings of the shareholders, to increase or decrease their number within the minimum and maximum number hereinbefore prescribed.

3. ELECTION AND TERM. The first Board of Directors shall hold office until the first annual meeting of shareholders and until their successors have been elected and qualified. Thereafter, directors who are elected at an annual meeting of shareholders, and directors who are elected in the interim to fill vacancies and newly created directorships, shall hold office until the next succeeding annual meeting of shareholders and until their successors have been elected and qualified. In the interim between annual meetings of shareholders or of special meetings of shareholders called for the election of directors, newly created directorships and any existing vacancies in the Board of Directors, including vacancies resulting from the removal of director for cause or without cause, may be filled by the affirmative vote of the remaining directors, although less than a quorum exists or by the sole remaining director. A director may resign by written notice to the corporation. The resignation shall be effective upon receipt thereof by the corporation or at such subsequent time as shall be specified in the notice of resignation. When one or more directors shall resign from the Board of Directors effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.
4. REMOVAL OF DIRECTORS. One or more or all of the directors of the corporation may be removed for cause or without cause by the shareholders. The Board of Directors shall have the power to remove directors for cause and to suspend directors pending a final determination that cause exists for removal.
5.    MEETINGS.

      TIME. Meetings shall be held at such time as the Board shall fix, except that the first meeting of a newly elected Board shall be held as soon after its election as the directors may conveniently assemble.

     PLACE. Meetings shall be held at such place within or without the State of New Jersey as shall be fixed by the Board.

      CALL. No call shall be required for regular meetings for which the time and place have been fixed. Special meetings may be called by or at the direction of the Chairman of the Board, if any, of the President, or of a majority of the directors in office.

      NOTICE OR ACTUAL OR CONSTRUCTIVE WAIVER. No notice shall be required for regular meetings for which the time and place have been fixed. Written, oral or any other mode of notice of the time and place shall be given for special meetings in sufficient time for the convenient assembly of the directors thereat. The notice of any meetings need not specify the business to be transacted at, or the purpose of , the meeting. Any requirement of furnishing a notice shall be waived by any director who signs a waiver of notice before or after the meeting, or who attends the meeting without protesting, prior to the conclusion of the meeting, the lack of notice to him. Notice of an adjourned meeting need not be given if the time and place are fixed at the meeting adjourning, and if the period of adjournment does not exceed ten days in any one adjournment.

      QUORUM AND ACTION. Each director shall have one vote at meetings of the Board of Directors. The participation of directors with a majority of the votes of the entire Board shall constitute a quorum for the transaction of business. Any action approved by a majority of the votes of directors present at a meeting at which a quorum is present shall be the act of the Board of Directors unless the New Jersey Business Corporation Act requires a greater proportion. Where appropriate communication facilities are reasonably available, any or all directors shall have the right to participate in all or any part of a meeting of the Board of Directors or a committee of the Board of Directors by means of conference telephone or any means of communication by which all persons in the meeting are able to hear each other.

     CHAIRMAN OF THE MEETING. The Chairman of the Board, if any and if present, shall preside at all meetings. Otherwise, the President, if present, or any other director chosen by the Board, shall preside.

6. COMMITTEES. The Board of Directors, by resolution adopted by a majority of the entire Board of Directors, may appoint from among its members one or more directors to constitute an Executive
Committee and one or more other committees, each of which , to the extent provided in the resolution appointing it, shall have and may exercise all of the authority of the Board of Directors with the exception of any authority the delegation of which is prohibited by
Section 14A:6-9 of the New Jersey Business Corporation Act. Actions taken at a meeting of any such committee shall be reported to the Board of Directors at its next meeting following such committee meeting; except that, when the meeting of the Board is held within two days after the committee meeting, such report shall, if not made at the first meeting, be made to the Board at its second meeting following such committee meeting. Each director of a committee shall have one vote at meetings of that committee. The participation of directors with the majority of the votes of a committee shall constitute a quorum of that committee for the transaction of business. Any action approved by a majority of the votes of directors of a committee present at a meeting of that committee at which a quorum is present shall be the act of the committee unless the New Jersey Business Corporation Act requires a greater proportion.

7. WRITTEN CONSENT. Any action required or permitted to be taken pursuant to authorization voted at a meeting of the Board of Directors or any committee thereof may be taken without a meeting, if, prior or subsequent to the action, all members of the Board of Directors or of such committee, as the case may be, consent thereto in writing and such written consents are filed with the minutes of the proceedings of the Board of Directors or committee. Such consent shall have the same effect as an unanimous vote of the Board of Directors or committee for all purposes and may be stated as such in any certificate or other document filed with the Secretary of State of the State of New Jersey.
                                   ARTICLE III

                                    OFFICERS

      The directors shall elect a President, a Secretary, and a Treasurer, and may elect a Chairman of the Board, a Vice-Chairman of the Board, one or more Vice-Presidents, Assistant Vice-Presidents, Assistant Secretaries, and Assistant Treasurers, and such other officers and agents as they shall determine. The President may but need not be a director. Any two or more offices may be held by the same person but no officer shall execute, acknowledge, or verify any instrument in more than one capacity if such instrument is required by law to be executed, acknowledged, or verified by two or more officers.
      Unless otherwise provided in the resolution of election, each officer shall hold office until the meeting of the board of Directors following the next annual meeting of shareholders and until his successor has been elected and qualified.

      Officers shall have the powers and duties defined in the resolutions appointing them.

      The Board of Directors may remove any officer for cause or without cause. An officer may resign by written notice to the corporation. The resignation shall be effective upon receipt thereof by the corporation or at such subsequent time as shall be specified in the notice of resignation.

      DUTIES AND AUTHORITY OF PRESIDENT. The president shall be chief executive officer of the Corporation. Subject only to the authority of the Board, he shall have general charge and supervision over, and responsibility for, the business and affairs of the Corporation. Unless otherwise directed by the Board, all other officers shall be subject to the authority and supervision of the president. The president may enter into and execute in the name of the Corporation contracts or other instruments in the regular course of business or contracts or other instruments not in the regular course of business which are authorized, either generally or specifically, by the Board. He shall have the general powers and duties of management usually vested in the office of president of a corporation.

      DUTIES AND AUTHORITY OF VICE PRESIDENT. The vice president shall perform such duties and have such authority as from time to time may be delegated to him by the president or by the Board. In the absence of the president or in the event of his death, inability, or refusal to act, the vice president shall perform the duties and be vested with the authority of the president.
      DUTIES AND AUTHORITY OF TREASURER. The treasurer shall have the custody of the funds and securities of the Corporation and shall keep or cause to be kept regular books of account for the Corporation. The treasurer shall perform such other duties and possess such other powers as are incident to that office or as shall be assigned by the president or the Board.

      DUTIES AND AUTHORITY OF SECRETARY. The secretary shall cause notices of all meetings to be served as prescribed in these by-laws and shall keep or cause to be kept the minutes of all meetings of the shareholders and the Board. The secretary shall have charge of the seal of the Corporation. The secretary shall perform such other duties and possess such other powers as are incident to that office or as are assigned by the president of the Board.

                                   ARTICLE IV

                      REGISTERED OFFICE, BOOKS AND RECORDS
      The address of the initial registered office of the corporation in the State of New Jersey, and the name of the initial registered agent at said address, are set forth in the original
Certificate of Incorporation of the corporation

      The corporation shall keep books and records of account and minutes of the proceedings of its shareholders, Board of Directors, and the Executive Committee and other committee or committees, if any. Such books, records and minutes may be kept within or outside the State of New Jersey. The corporation shall keep at its principal office, or at the office of its transfer agent, or at its registered office, a record or records containing the names and addresses of all shareholders, the number, class, and series of shares held by each and the dates when they respectively became the owners of record thereof. Any of the foregoing books, minutes, or records may be in written form or in any other form capable of being converted into readable form within a reasonable time.
                                    ARTICLE V

                                 CORPORATE SEAL

      The corporate seal shall be in such form as the Board of Directors shall prescribe.

                                   ARTICLE VI

                                   FISCAL YEAR

      The fiscal year of the corporation shall be fixed, and shall be subject to change, by the Board of Directors.

                                   ARTICLE VII

                              CONTROL OVER BY-LAWS

      On and after the date upon which the first Board of Directors shall have adopted the initial corporate By-Laws, which shall be deemed to have been adopted by the shareholders for the purposes of the New Jersey Corporation Act, the power to make, alter, and repeal the By-Laws of the corporation may be exercised by the directors or the shareholders; provided, that any By-Laws made by the Board of Directors may be altered or repealed, and new By-Laws made, by the shareholders.


Dated May 3, 1999

Exhibit 4.1 Form of Common Stock Certificate

                       Incorporated under the Laws of the
                               State of New Jersey

Number
     Shares

                             American Uranium, Inc.
                       100,000,000 Shares, Par Value $.001
                        Common Stock

              This is to certify that _____________ is the owner of ____________ fully paid and non-assessable shares of the above Corporation, transferable only on the books of the Corporation, by the holder hereof in person or by duly authorized attorney upon surrender of their certificate properly endorsed.

              Witness, the seal of the corporation and the signatures of its duly authorized officers.



_________________,Secretary           [SEAL]
____________________, President

EXHIBIT 10.1  LETTER OF INTENT


                                                             Platoro
West, LLC
  P.O. Box 12650
         Prescott, AZ 86304
                    Tel. (520) 541-9250

August 17, 1998


Mr. Ken Webb, President
Zencrest Holdings Inc.
105 Spring Garden Avenue
Toronto, Ontario
Canada M2N 3G4

Dear Ken,

      This letter, when acknowledged by your signature below, will serve as a letter of intent between Platoro West, LLC and Zencrest Holdings Inc. concerning mineral exploration activities. Platoro agrees to identify and stake 8 to 10 good, marketable, uranium properties for Zencrest, or its successors, during the initial term of the agreement. These properties will be advanced stage properties with proven resources and will be in the United States. In consideration of the foregoing, Zencrest agrees to the following:

      1. Zencrest will pay $5,000.00 per month for an initial agreement period of twenty four months.

      2. The agreement will be renewable by mutual consent for successive yearly terms.

      3. Zencrest will pay direct travel and field expenses including day wages for field assistance as well as mileage at the allowed U.S. Internal Revenue Service rate.

      4. Zencrest will pay all filing fees for any claims acquired on its behalf.

      5. Zencrest will pay $1,500.00 per month for a full time employee to staff the data warehouse of Platoro's associated company, Wolfranium Resource Corporation.

      6. Zencrest will provide Platoro with a 0.5% NSR on any properties which are vended to another company whereby Zencrest's resulting participation in the claims is less than 35%.

      7. Zencrest will pay Platoro or its associates four hundred thousand free trading shares of Zencrest Holdings Inc. as soon as the company is up and trading. Furthermore, one hundred thousand shares of Zencrest Holdings Inc. of the 1,600,000 control block will be held for Platoro or its associates in Uranium Strategies Inc. The initial start of Zencrest will have less than ten million common shares issued and the Platoro holdings will represent slightly more than five percent of the total issued stock in Zencrest Holdings Inc.

      8. Zencrest will maintain all acquired properties in good standing and will return them to Platoro under any of the following circumstances:
              (a)     Insolvency of Zencrest.

              (b) If the claims are no longer of interest to Zencrest.
              (c) If the claims are not actively explored, developed, or joint-ventured within 36 months following the date of acquisition of the claims.
      If these terms are acceptable to Zencrest Holdings Inc., please indicate your acceptance of the above by signing in the space below.

      AGREED TO THIS ___26___  DAY OF __AUGUST_____,1998:




  /s/ William M. Sheriff                            /s/ Ken  Webb  -
-------------------------
--------------------   William M. Sheriff
          Ken Webb Vice President Exploration
      President Platoro West, LLC
   Zencrest Holdings Inc.

  EXHIBIT 99.1


                                  RISK FACTORS
                                Dated May 1, 1999


         You should consider the following risks, as well as those described in any other public filing by American Uranium or in any investor document distributed by American Uranium, before an investment is made in the company. The risks below are not the only possible risks. Additional ones may also impair the business operations of American Uranium. If any one or more of these risks happen, the business, results of operations or financial condition will be impaired. There may be a concomitant adverse effect on the value of the securities of American Uranium and you may lose part or all of your investment.
American Uranium is in the development stage and has no history of operations on which to base investment decisions about it.

         American Uranium is in the development stage. Although incorporated in 1991, it has not engaged in any substantive operations to date, most of its activities being related to formation, initial capitalization and the acquisition of one potential mining property. Businesses which are starting up or in their initial stages of development present substantial business and financial risks and suffer significant losses from which they may not recover. American Uranium will face all of the challenges of a new business enterprise, including but not limited to, engaging the services of qualified support personnel and consultants, establishing budgets, implementing appropriate financial controls and internal operating policies and procedures. Because the company is new, there is little history on which to judge the financial condition or potential success of American Uranium.

American Uranium has limited capital and will need additional financing to implement its business plan.

         American Uranium currently has limited operating capital. It will require substantial amounts of additional capital to continue its business and to develop its business as intended.

American has never paid any dividends and does to intend to do so in the future.
         American Uranium has neither paid or declared any dividends, nor, by reason of its present financial status and its contemplated financial requirements, does it anticipate paying any dividends in the foreseeable future. The future payment of dividends on the common stock, if any, rests within the sole discretion of the board of directors. Any determination to pay dividends in the future will depend on, among other things, the earnings, capital requirements and financial condition of American Uranium.

American Uranium has no operating history as a mining company;
therefore it is dependant on others for the implementation of its business plan in the early stages.

         American Uranium has no operating history as a mining, prospecting or assaying company. To initially locate and obtain mining properties, it is relying on an outside consultant. American Uranium also will rely on other consultants and independent contractors in its development stages to implement its business plan. These stages will include staking, evaluation, permitting or licensing and assessment activities. No assurance can be given that current and future employed persons will have the experience and skills to successfully execute the proposed business plan in the context of the enterprise.
The business of mining has many inherent risks of operations which may prevent ultimate success.

         The business of mineral exploration, development and production involves significant risks. It depends on, amongst other things, successful location of minable reserves and skillful management. Mineral deposits and ore grades may vary substantially, rendering what was initially believed a profitable deposit of little or no value. Profitable mining of ore bodies can be affected by unforeseen changes in operating circumstances, ore reserves and technical issues. Substantial investment is often required before viable deposits are located and brought into production. Mining is subject to a number of hazards including rock falls, subsidence, cave-ins, flooding and other weather conditions. Insurance for some or all of these hazards may be too expensive or not available. Production can also be affected by unanticipated changes in permitting requirements, environmental factors, change in law, work interruptions, operating circumstances, unexpected changes in the quality or quantity of reserves, unstable or unexpected ground conditions and technical issues. Therefore, American Uranium may have to bear unforeseen and extraordinary expenses. No assurance can be given that American Uranium will have the financial resources or insurance in the event of these or other hazards befall it.

American Uranium will rely on dated geological reports that it believes are public information to locate potential mining properties which may be inaccurate or being used by others.

         American Uranium plans to rely on publicly available geological reports and databases to locate potential mining stakes or leases. If these reports and databases prove to be protected by trade secret laws and the like, it may incur liability. Because the reports are typically several decades old, there is no sure method of verifying the care and manner used to prepare them without further verification by American Uranium and its agents. Verification is expected to be costly. Decisions made without adequate checking could result in significant unrecoverable expenses. No assurance can be given that other persons are not using the same or similar reports and databases resulting in others identifying and staking claims prior to American Uranium taking similar action.
American Uranium will rely on others to perform extractive services, with all the inherent risks of employing others for important functions.
         The business plan anticipates that American Uranium will identify, stake, evaluate and permit potential mining sites and the extractive, milling and production will be contracted to others in one or all of these fields. American Uranium will rely on consultants and independent contractors to be available and to work in the appropriate manner to realize the value of the natural resources. No assurance can be given that American Uranium will be able to locate contractors with which it will work, within acceptable fee arrangements and that these entities will extract the full value of the resources. American Uranium may also be at risk for any violations of law and permits of the persons it uses to conduct the extractive, milling and production tasks.

American Uranium will depend on its current officers to carry it through the development stages, and their loss would have a severe impact on its future.
         Because of their many years of experience in the mining fields, American Uranium is dependent upon the continuing services of its president and other officers. The loss of services of any key individuals will have a negative impact. There also is the risk that their unique services might not be replaceable at fees that American Uranium can afford. Without the services of the existing management team, the growth, progress, and overall success of American Uranium may be adversely affected.

Regulatory compliance is complex and the failure to meet all the various requirements could result in fines or other limitations on the proposed business of American Uranium.

         American Uranium will be subject to regulation by numerous Federal and state governmental authorities, but most importantly, by the Federal Environmental Protection Agency, the Bureau of Land Management, and comparable state agencies. The failure or delay in obtaining regulatory approvals or licenses will adversely affect American Uranium's ability to extract and to market ores and processed products. These failures also will affect the ability of American Uranium to generate mining revenues. Although American Uranium does not anticipate problems satisfying any of the regulations involved in its business, American Uranium cannot foresee the possibility of new regulations which could adversely affect its business.

The current management has voting control over the common stock;
therefore they can determine the direction of American Uranium.

         The current officers, directors and principal shareholders own a majority of the outstanding common stock. The shareholders of American Uranium do not have the right of cumulative voting for the election of directors. Accordingly, the existing principal shareholders are and will continue to be able to elect all of the directors of American Uranium and control its affairs.
The majority of the outstanding shares of common stock may be traded without registration; hence there may be market overhang resulting in an illiquid market.

         Most of the shares of common stock have been issued for periods longer than two year and other shares of common stock have been issued under exemptions that afforded them the status of free trading shares. Most of these shares were purchased for very small per share amounts. As a result, most of the shares may be sold by the holders in the public market if and when it develops. Some shares are held by officers, directors and other affiliates which may be sold only subject to volume and timing limitations. The amount of shares that can be sold may have an impact on the market by causing it to be illiquid for fear of market makers having to buy large amounts of these securities from long time holders and related parties.

Business issues resulting from the Year 2000 problem may have an impact on some business systems of American Uranium.

         Because American Uranium is commencing operations in the business environment where the issues resulting from Year 2000 non-compliance have been discussed and are being addressed, it does not expect that there will be any adverse consequence to it. To the extent that vendors of services and date sensitive data are not compliant, American Uranium will be impacted, but it does not expect the effect to be material. American Uranium does not have any information systems of its own that are not Year 2000 compliant.

FINANCIAL DATA SCHEDULE


[ARTICLE]                     5

[PERIOD-TYPE]                           12-MOS
[FISCAL-YEAR-END]                       DEC-31-1998
[PERIOD-START]                          JAN-01-1998
[PERIOD-END]                            DEC-31-1998
[CASH]                                  24,446
[SECURITIES]                            0
[RECEIVABLES]                           5,208
[ALLOWANCES]                            0
[INVENTORY]                             0
[CURRENT-ASSETS]                        29,654
[PP&E]                                  0
[DEPRECIATION]                          0
[TOTAL-ASSETS]                          91,423
[CURRENT-LIABILITIES]                   12,794
[BONDS]                                 0
[COMMON]                                9,040
[PREFERRED-MANDATORY]                   0
[PREFERRED]                             0
[OTHER-SE]                              170,960
[TOTAL-LIABILITY-AND-EQUITY]            91,443
[SALES]                                 0
[TOTAL-REVENUES]                        0
[CGS]                                   0
[TOTAL-COSTS]                           91,937
[OTHER-EXPENSES]                        0
[LOSS-PROVISION]                        0
[INTEREST-EXPENSE]                      0
[INCOME-PRETAX]                         0
[INCOME-TAX]                            0
[INCOME-CONTINUING]                     0
[DISCONTINUED]                          0
[EXTRAORDINARY]                         0
[CHANGES]                               0
[NET-INCOME]                            (91,321)
[EPS-BASIC]                           0
[EPS-DILUTED]                           0


                              Exhibit C

                         The Merger Agreement

                     AGREEMENT AND PLAN OF MERGER


     THIS AGREEMENT AND PLAN OF MERGER dated May 19, 2000 (the
"Agreement"), is entered into between AMERICAN URANIUM
REINCORPORATION, INC., a Florida corporation ("American Uranium
Florida"), and AMERICAN URANIUM, INC., a New Jersey corporation
("American Uranium New Jersey").

     BACKGROUND:

A. American Uranium New Jersey has an aggregate authorized capital of one hundred million (100,000,000) shares, consisting of 100,000,000 shares of common stock, $.001 par value per share (the "New Jersey Common Stock"), and no shares of Preferred Stock (the New Jersey Preferred Stock"). On May 19, 2000, there were 9,058,261 shares of New Jersey Common Stock and no Shares of New Jersey Preferred Stock issued and outstanding.

B. American Uranium Florida has an aggregate authorized capital of one hundred million (100,000,000) shares, consisting of 100,000,000 shares of common stock, $.001 par value per share (the "Florida Common Stock"), and no shares of Preferred Stock, (the Florida Preferred Stock"). On May 19, 2000 there were 100 shares of Florida Common Stock and no Shares of Florida Preferred Stock issued and outstanding.

C. The respective Boards of Directors of American Uranium Florida and American Uranium New Jersey believe that the best interests of American Uranium Florida and American Uranium New Jersey and their respective shareholders will be served by the merger of American Uranium New Jersey with and into American Uranium Florida under and pursuant to the provisions of this Agreement and the New Jersey Business Corporation Act (the "New Jersey Act") and the Florida Business Corporation Act (the "Florida Act").

     TERMS:

     In consideration of the mutual agreements contained in this Agreement, the parties hereto agree as set forth below.

     1. Merger. American Uranium New Jersey shall be merged with and into American Uranium Florida (the "Merger").

     2. Effective Date. The Merger shall become effective immediately upon the later of the filing of this Agreement or a certificate of merger with the Secretary of State of New Jersey in accordance with the New Jersey Act and the filing of articles of merger with the Secretary of State of Florida in accordance with the Florida Act. The time of such effectiveness is hereinafter called the "Effective Date."

     3. Surviving Corporation. American Uranium Florida shall be the surviving corporation of the Merger and shall continue to be governed by the laws of the State of Florida. On the Effective Date, the separate corporate existence of American Uranium New Jersey shall cease.

     4. Name of Surviving Corporation. On the Effective Date, the Articles of Incorporation of American Uranium Florida shall be amended to change the name of American Uranium Florida to "American Uranium, Inc."

     5. Articles of Incorporation. Except as provided in Paragraph 4, the Articles of Incorporation of American Uranium Florida as it exists on the Effective Date shall be the Articles of Incorporation of American Uranium Florida immediately following the Effective Date, unless and until the same shall thereafter be amended or repealed in accordance with the laws of the State of Florida.

     6. Bylaws. The Bylaws of American Uranium Florida as they exist on the Effective Date shall be the Bylaws of American Uranium Florida immediately following the Effective Date, unless and until the same shall be amended or repealed in accordance with the provisions thereof and the laws of the State of Florida.

     7. Board of Directors and Officers. The members of the Board of Directors and officers of American Uranium New Jersey immediately prior to the Effective Date shall be members of the Board of Directors and the officers, respectively, of American Uranium Florida following the Effective Date, and such persons shall serve in such positions for the terms provided by law or in the Bylaws, or until their respective successors are elected and qualified.

     8. Retirement of Outstanding Florida Stock. On the Effective Date, each of the 100 shares of the Florida Common Stock presently issued and outstanding shall be retired, and no shares of Florida Common Stock or other securities of American Uranium Florida shall be issued in respect thereof.

     9. Conversion of Outstanding American Uranium New Jersey Stock. On the Effective Date, each issued and outstanding share of the New Jersey Common Stock and all rights in respect thereof shall be converted into one fully-paid and nonassessable share of Florida Common Stock, and each certificate representing shares of New Jersey Common Stock shall for all purposes be deemed to evidence the ownership of the same number of shares of Florida Common Stock as are set forth in such certificate. After the Effective Date, each holder of an outstanding certificate representing shares of New Jersey Common Stock may, at such shareholder's option, surrender the same to American Uranium Florida's registrar and transfer agent for cancellation, and each such shareholder shall be entitled to receive in exchange therefore a certificate(s) evidencing the ownership of the same number of shares of Florida Common Stock as are represented by the American Uranium New Jersey certificate(s) surrendered to American Uranium Florida's registrar and transfer agent.

     10. Stock Options and Warrants. On the Effective Date, each stock option, stock warrant, and other right to subscribe for or purchase shares of New Jersey Common Stock shall be converted into a stock option, stock warrant, or other right to subscribe for or purchase the same number of shares of Florida Common Stock, and each certificate, agreement, note or other document representing such stock option, stock warrant, or other right to subscribe for or purchase shares of New Jersey Common Stock shall for all purposes be deemed to evidence the ownership of a stock option, stock warrant, or other right to subscribe for or purchase shares of Florida Common Stock.

     11. Rights and Liabilities of American Uranium Florida. On and after the Effective Date, and all in the manner of and as more fully set forth in the Florida Act and the New Jersey Act:

          (a) the title to all real estate and other property, or any interest therein, owned by each of American Uranium New Jersey and American Uranium Florida shall be vested in American Uranium
Florida without reversion or impairment;

          (b) American Uranium Florida shall succeed to and possess, without further act or deed, all estates, rights, privileges, powers and franchises, both public and private, and all of the property, real, personal and mixed, of each of American
Uranium New Jersey and American Uranium Florida without reversion or impairment;

          (c) American Uranium Florida shall thenceforth be responsible and liable for all the liabilities and obligations of each of American Uranium New Jersey and American Uranium Florida;

          (d) any claim existing or action or proceeding pending by or against American Uranium New Jersey or American Uranium Florida may be continued as if the Merger did not occur or American Uranium Florida may be substituted for American Uranium New Jersey in the proceeding;

          (e) neither the rights of creditors nor any liens upon the property of American Uranium New Jersey or American Uranium
Florida shall be impaired by the Merger; and

          (f) American Uranium Florida shall indemnify and hold harmless the officers and directors of each of the parties to this Agreement against all such debts, liabilities and duties and against all claims and demands arising out of the Merger.

     12. Termination. This Agreement may be terminated and abandoned by action of the respective Boards of Directors of American Uranium New Jersey and American Uranium Florida at any time prior to the Effective Date, whether before or after approval by the shareholders of either or both of the parties to this Agreement.

     13. Amendment. The Boards of Directors of American Uranium New Jersey and American Uranium Florida may amend this Agreement at any time prior to the Effective Date; provided that an amendment made subsequent to the approval of this Agreement by the shareholders of either of American Uranium New Jersey or American Uranium Florida shall not:

          (a) change the amount or kind of shares, securities, cash, property or rights to be received in exchange for or on conversion of all or any of the shares of the parties hereto;

          (b) change any term of the Articles of Incorporation of American Uranium Florida; or

          (c) change any other terms or conditions of this Agreement if such change would adversely affect the holders of any capital stock of either American Uranium New Jersey and American
Uranium Florida.

     14.  Registered Office.  The registered office of American
Uranium Florida in the State of Florida is located at 5100 Town
Center Circle, Suite 330, Boca Raton, Florida  33486 and EHG
Registered Agents, Inc., is the registered agent of Florida at such address.

     15. Inspection of Agreement. Executed copies of this Agreement will be on file at the principal place of business of American Uranium Florida at 121 Richmond Street West, 7th Floor, Toronto, Ontario M5H 2K1 Canada. A copy of this Agreement shall be furnished by American Uranium Florida, on request and without cost, to any shareholder of either American Uranium New Jersey or American Uranium Florida.

     16. Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Florida.

     17. Service of Process. On and after the Effective Date, American Uranium Florida agrees that it may be served with process in New Jersey in any proceeding for enforcement of any obligation of American Uranium New Jersey or American Uranium Florida arising from the Merger.

     18. Designation of New Jersey Secretary of State as Agent for Service of Process. On and after the Effective Date, American Uranium Florida irrevocably appoints the Secretary of State of New Jersey as its agent to accept service of process in any suit or other proceeding to enforce the rights of any shareholders of American Uranium New Jersey or American Uranium Florida arising from the Merger. The New Jersey Secretary of State is requested to mail a copy of any such process to American Uranium Florida at 121 Richmond Street West, 7th Floor, Toronto, Ontario M5H 2K1 Canada,
Attention:  Glen Akselrod, President.

     IN WITNESS WHEREOF, each of the parties to this Agreement, pursuant to authority duly granted by their respective Board of Directors, has caused this Agreement to be executed as of the date first written above.

                                   American Uranium, Inc.



                                   By:
                                      Glen Akselrod, President

                                   Attest:
                                          CT Yeh, Secretary



                                   American Uranium Reincorporation,
                                   Inc.



                                   By:
                                      Glen Akselrod, President

                                   Attest:
                                          CT Yeh, Secretary



                              Exhibit D

                        The Florida Articles

                      ARTICLES OF INCORPORATION
                                  OF
                AMERICAN URANIUM REINCORPORATION, INC.


     The undersigned, incorporator for purposes of forming a corporation under the Florida Business Corporation Act, hereby adopts the following Articles of Incorporation:

                              ARTICLE I
                            CORPORATE NAME

     The name of the corporation is American Uranium
Reincorporation, Inc. (the "Corporation").

                              ARTICLE II
                           INITIAL ADDRESS

     The initial street address and mailing address of the principal office of the Corporation is:

                133 Richmond Street West, Third Floor
                       Toronto, Ontario M5H 2L3
                                Canada

                             ARTICLE III
                            CAPITALIZATION

     The aggregate number of shares that the Corporation shall have authority to issue is One Hundred Million (100,000,000) shares, par value of $.001 and which shares shall be designated as "Common
Stock".   Each share of Common Stock shall entitle the holder
thereof to one vote. No holder of the Common Stock shall be entitled to any right of cumulative voting.

                              ARTICLE IV
                           REGISTERED AGENT

     The registered agent and street address of the initial registered office of the Corporation is:

                     E.H.G. Resident Agents, Inc.
                  5100 Town Center Circle, Suite 330
                      Boca Raton, Florida 33486

                              ARTICLE V
                             INCORPORATOR

     The name and address of the Incorporator of the Corporation is:

                            Glen Akselrod
                133 Richmond Street West, Third Floor
                       Toronto, Ontario M5H 2L3
                                Canada


                              ARTICLE VI
                         CORPORATE AUTHORITY

     The corporation is organized for the purpose of transacting any and all lawful activities or business for which corporations may be formed under the Florida Business Corporations Act.

                             ARTICLE VII
                              DIRECTORS

     The corporation shall have one director and the number of directors may be increased or diminished from time to time as provided in the Bylaws of the Corporation but shall never be less than one.

                             ARTICLE VIII
                                BYLAWS

     The initial Bylaws of the corporation shall be adopted by the Board of Directors. In furtherance of and not in limitation of the power conferred upon the Board of Directors by law, the Board of Directors shall have power to make, adopt, alter, amend and repeal from time to time Bylaws of the Corporation, subject to the right of the stockholders to alter and repeal Bylaws made by the Board of Directors.

                              ARTICLE IX
                              CONFLICTS

     No contract or transaction between the Corporation and one or more of its directors or officers or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for this reason, or solely because the directors or officers are present at or participate in the meeting of the board or committee thereof which authorizes the contract or transaction, or solely because the directors or officers or their votes are counted for such purpose.

                              ARTICLE X
                 DIRECTOR AND OFFICER INDEMNIFICATION

     Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal or administrative, (hereinafter a "Proceeding"), or is contacted by any governmental or regulatory body in connection with any investigation or inquiry (hereinafter an "Investigation"), by reason of the fact that such person is or was a director or executive officer (as such term is utilized pursuant to interpretations under Section 16 of the Securities Exchange Act of
1934) of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans (hereinafter an "Indemnitee"), whether the basis of such Proceeding or Investigation is alleged action in an official capacity or in any other capacity as set forth above shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Florida Business Corporation Act, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than such law permitted the corporation to provide prior to such amendment).

                              ARTICLE XI
                          DIRECTOR LIABILITY

     To the maximum extent permitted by the Florida Business Corporation Act as the same exists or may hereafter be amended, no director of this Corporation shall be liable to the Corporation or its shareholders for monetary damages arising by reason of actions or omissions constituting a breach of fiduciary duty as a director.

                             ARTICLE XII
                         CORPORATE EXISTENCE

     The corporate existence of the Corporation shall commence on the filing of these Articles of Incorporation by the Department of State of the State of Florida.

                             ARTICLE XIII
                       AFFILIATED TRANSACTIONS

     The Corporation expressly elects not to be governed by Section
607.0901 of the Florida Business Corporation Act, as amended from time to time.

                             ARTICLE XIV
                      CONTROL SHARE ACQUISITIONS

     The Corporation expressly elects not to be covered by Section
607.0902 of the Florida Business Corporation Act, as amended from time to time.


     IN WITNESS WHEREOF, the undersigned incorporator has executed these Articles of Incorporation this _____ day of May, 2000.



                                   Glen Akselrod, Incorporator

                      ACCEPTANCE OF APPOINTMENT
                                  OF
                           REGISTERED AGENT


     The undersigned hereby accepts the appointment as registered agent of American Uranium Reincorporation, Inc. contained in the foregoing Articles of Incorporation and states that the undersigned is familiar with and accepts the obligations set forth in Section
607.0508 of the Florida Business Corporation Act.

                                   E.H.G. RESIDENT AGENTS, INC.




Date: May _______, 2000            By:
                                   Edward H. Gilbert, President



                              Exhibit E

                          The Florida Bylaws

                                BYLAWS

                                  OF

                        American Uranium, Inc.

                        a Florida corporation
                                INDEX

                                                                  Page


1.   Offices . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
     1.1  Principal Office . . . . . . . . . . . . . . . . . . . .   1
     1.2  Registered Office. . . . . . . . . . . . . . . . . . . .   1
     1.3  Other Offices. . . . . . . . . . . . . . . . . . . . . .   1

2.   Meetings of Shareholders. . . . . . . . . . . . . . . . . . .   1
     2.1  Annual Meeting . . . . . . . . . . . . . . . . . . . . .   1
     2.2  Special Meeting. . . . . . . . . . . . . . . . . . . . .   1
     2.3  Shareholders' List for Meeting . . . . . . . . . . . . .   2
     2.4  Record Date. . . . . . . . . . . . . . . . . . . . . . .   2
     2.5  Notice of Meetings and Adjournment . . . . . . . . . . .   3
     2.6  Waiver of Notice . . . . . . . . . . . . . . . . . . . .   3
     2.7  Shareholder Proposals. . . . . . . . . . . . . . . . . .   4

3.   Shareholder Voting. . . . . . . . . . . . . . . . . . . . . .   4
     3.1  Voting Group Defined . . . . . . . . . . . . . . . . . .   4
     3.2  Quorum and Voting Requirements for Voting Groups . . . .   4
     3.3  Action by Single and Multiple Voting Groups. . . . . . .   5
     3.4  Shareholder Quorum and Voting; Greater or Lesser Voting
          Requirements . . . . . . . . . . . . . . . . . . . . . .   5
     3.5  Voting for Directors; Cumulative Voting. . . . . . . . .   5
     3.6  Voting Entitlement of Shares . . . . . . . . . . . . . .   6
     3.7  Proxies. . . . . . . . . . . . . . . . . . . . . . . . .   7
     3.8  Shares Held by Nominees. . . . . . . . . . . . . . . . .   8
     3.9  Corporation's Acceptance of Votes. . . . . . . . . . . .   9
     3.10 Action by Shareholders Without Meeting . . . . . . . . .  10

4.   Board of Directors and Officers . . . . . . . . . . . . . . .  10
     4.1  Qualifications of Directors. . . . . . . . . . . . . . .  10
     4.2  Number of Directors. . . . . . . . . . . . . . . . . . .  10
     4.3  Terms of Directors Generally . . . . . . . . . . . . . .  10
     4.4  Staggered Terms for Directors. . . . . . . . . . . . . .  11
     4.5  Vacancy on Board . . . . . . . . . . . . . . . . . . . .  11
     4.6  Compensation of Directors. . . . . . . . . . . . . . . .  11
     4.7  Meetings . . . . . . . . . . . . . . . . . . . . . . . .  11
     4.8  Action by Directors Without a Meeting. . . . . . . . . .  12
     4.9  Notice of Meetings . . . . . . . . . . . . . . . . . . .  12
     4.10 Waiver of Notice . . . . . . . . . . . . . . . . . . . .  12
     4.11 Quorum and Voting. . . . . . . . . . . . . . . . . . . .  12
     4.12 Committees . . . . . . . . . . . . . . . . . . . . . . .  12
     4.13 Loans to Officers, Directors and Employees; Guaranty of
          Obligations. . . . . . . . . . . . . . . . . . . . . . .  13
     4.14 Required Officers. . . . . . . . . . . . . . . . . . . .  13
     4.15 Duties of Officers . . . . . . . . . . . . . . . . . . .  14
     4.16 Resignation and Removal of Officers. . . . . . . . . . .  14
     4.17 Contract Rights of Officers. . . . . . . . . . . . . . .  14
     4.18 General Standards for Directors. . . . . . . . . . . . .  14
     4.19 Director Conflicts of Interest . . . . . . . . . . . . .  15
     4.20 Resignation of Directors . . . . . . . . . . . . . . . .  16

5.   Indemnification of Directors, Officers, Employees and Agents.  16
     5.1  Directors, Officers, Employees and Agents. . . . . . . .  16
     6.1  Registered Office and Registered Agent . . . . . . . . .  19
     6.2  Change of Registered Office or Registered Agent;
          Resignation of Registered Agent. . . . . . . . . . . . .  20

7.   Shares, Options, Dividends and Distributions. . . . . . . . .  20
     7.1  Authorized Shares. . . . . . . . . . . . . . . . . . . .  20
     7.2  Terms of Class or Series Determined by Board of Directors
          21
     7.3  Issued and Outstanding Shares. . . . . . . . . . . . . .  21
     7.4  Issuance of Shares . . . . . . . . . . . . . . . . . . .  22
     7.5  Form and Content of Certificates . . . . . . . . . . . .  22
     7.6  Shares Without Certificates. . . . . . . . . . . . . . .  23
     7.7  Restriction on Transfer of Shares and Other Securities .  23
     7.8  Shareholder's Pre-emptive Rights . . . . . . . . . . . .  23
     7.9  Corporation's Acquisition of its Own Shares. . . . . . .  24
     7.10 Share Options. . . . . . . . . . . . . . . . . . . . . .  24
     7.11 Terms and Conditions of Stock Rights and Options . . . .  24
     7.12 Share Dividends. . . . . . . . . . . . . . . . . . . . .  25
     7.13 Distributions to Shareholders. . . . . . . . . . . . . .  25

8.   Amendment of Articles and Bylaws. . . . . . . . . . . . . . .  26
     8.1  Authority to Amend the Articles of Incorporation . . . .  26
     8.2  Amendment by Board of Directors. . . . . . . . . . . . .  27
     8.3  Amendment of Bylaws by Board of Directors. . . . . . . .  27
     8.4  Bylaw Increasing Quorum or Voting Requirements for
          Directors. . . . . . . . . . . . . . . . . . . . . . . .  27

9.   Records and Reports . . . . . . . . . . . . . . . . . . . . .  28
     9.1  Corporate Records. . . . . . . . . . . . . . . . . . . .  28
     9.2  Financial Statements for Shareholders. . . . . . . . . .  29
     9.3  Other Reports to Shareholders. . . . . . . . . . . . . .  29
     9.4  Annual Report for Department of State. . . . . . . . . .  29

10.  Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . .  30
     10.1 Application of Florida Law . . . . . . . . . . . . . . .  30
     10.2 Conflicts with Articles of Incorporation . . . . . . . .  30
     10.3 Definition of the "Act". . . . . . . . . . . . . . . . .  30
     10.4 Fiscal Year. . . . . . . . . . . . . . . . . . . . . . .  30


                                BYLAWS


     1.   Offices.

          1.1 Principal Office. The principal office of the corporation in the State of Florida shall be established at such places as the board of directors from time to time determine.

          1.2 Registered Office. The registered office of the corporation in the State of Florida shall be at the office of its registered agent as stated in the articles of incorporation or as the board of directors shall from time to time determine.

          1.3 Other Offices. The corporation may have additional offices at such other places, either within or without the State of Florida, as the board of directors may from time to time determine or the business of the corporation may require.

     2.   Meetings of Shareholders.

          2.1    Annual Meeting.

                 (a)  The corporation shall hold a meting of
     shareholders annually, for the election of directors and for the transaction of any proper business, at a time stated in or fixed in accordance with a resolution of the board of directors.

                 (b) Annual shareholders' meeting may be held in or out of the State of Florida at a place stated in or fixed in accordance with a resolution by the board of directors or, when not inconsistent with the board of directors' resolution stated in the notice of the annual meeting. If no place is stated in or fixed in accordance with these bylaws, or stated in the notice of the annual meeting, annual meetings shall be held at the corporation's principal office.

                 (c) The failure to hold the annual meeting at the time stated in or fixed in accordance with these bylaws or pursuant to the Act does not affect the validity of any corporate action and shall not work a forfeiture of or dissolution of the corporation.

          2.2    Special Meeting.

                 (a) The corporation shall hold a special meeting of shareholders:

                      (1) On call of its board of directors or the person or persons authorized to do so by the board of directors; or

                      (2)  If the holders of not less than 10% of
     all votes entitled to be cast on any issue proposed to be considered at the proposed special meeting sign, date and deliver to the corporation's secretary one or more written demands for the meeting describing the purpose or purposes for which it is to be held.

                 (b) Special shareholders' meetings may be held in or out of the State of Florida at a place stated in or fixed in accordance with a resolution of the board of directors, or, when not inconsistent with the board of directors' resolution, in the notice of the special meeting. If no place is stated in or fixed in accordance with these bylaws or in the notice of the special meeting, special meetings shall be held at the corporation's principal office.

                 (c) Only business within the purpose or purposes described in the special meeting notice may be conducted at a special shareholders' meeting.

          2.3    Shareholders' List for Meeting.

                 (a) After fixing a record date for a meeting, a corporation shall prepare a list of the names of all its shareholders who are entitled to notice of a shareholders' meeting, in accordance with the Florida Business Corporation Act (the "Act"), or arranged by voting group, with the address of, and the number and class and series, if any, of shares held by, each.

                 (b) The shareholders' list must be available for inspection by any shareholder for a period of ten days prior to the meeting or such shorter time as exists between the record date and the meeting and continuing through the meeting at the corporation's principal office, at a place identified in the meeting notice in the city where the meeting will be held, or at the office of the corporation's transfer agent or registrar.
      A shareholder or his or her agent or attorney is entitled on written demand to inspect the list (subject to the requirements of Section 607.1602(3) of the Act), during regular business hours and at his or her expense, during the period it is available for inspection.

                 (c) The corporation shall make the shareholders' list available at the meeting, and any shareholder or his or her agent or attorney is entitled to inspect the list at any time during the meeting or any adjournment.

          2.4    Record Date.

                 (a) The board of directors may set a record for purposes of determining the shareholders entitled to notice of and to vote at a shareholders' meeting; however, in no event may a record date fixed by the board of directors be a date preceding the date upon which the resolution fixing the record date is adopted.

                 (b)  Unless otherwise fixed by the board of
     directors, the record date for determining shareholders entitled to demand a special meeting is the date the first shareholder delivers his or her demand to the corporation. In the event that the board of directors sets the record date for a special meeting of shareholders, it shall not be a date preceding the date upon which the corporation receives the first demand from a shareholders requesting a special meeting.

                 (c) If no prior action is required by the board of directors pursuant to the Act, and, unless otherwise fixed by the board of directors, the record date for determining shareholders entitled to take action without a meeting is the date the first signed written consent is delivered to the corporation under Section 607.0704 of the Act. If prior action is required by the board of directors pursuant to the Act, the record date for determining shareholders entitled to take action without a meeting is at the close of business on the day on which the board of directors adopts the resolution taking such prior action.

                 (d)  Unless otherwise fixed by the board of
     directors, the record date for determining the shareholders entitled to notice of and to vote at an annual or special shareholders' meeting is the close of business on the day before the first notice is delivered to shareholders.

                 (e) A record date may not be more than 70 days before the meeting or action requiring a determination of shareholders.

                 (f) A determination of shareholders entitled to notice of or to vote at a shareholders' meeting is effective for any adjournment of the meeting unless the board of directors fixes a new record date, which it must do if the meeting is adjourned to a date more than one hundred twenty
     (120) days after the date fixed for the original meeting.

          2.5    Notice of Meetings and Adjournment.

                 (a) The corporation shall notify shareholders of the date, time and place of each annual and special shareholders's meeting no fewer than ten (10) or more than sixty (60) days before the meeting date. Unless the Act requires otherwise, the corporation is required to give notice only to shareholders entitled to vote at the meeting. Notice shall be given in the manner provided in Section 607.0141 of the Act, by or at the direction of the president, the secretary, or the officer or persons calling the meeting. If the notice is mailed at least thirty (30) days before the meeting, it may be done by a class of United States mail other than first class. Notwithstanding Section 607.0141, if mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at his or her address as it appears on the stock transfer books of the corporation, with postage thereon prepaid.

                 (b)  Unless the Act or the articles of
     incorporation requires otherwise, notice of an annual meeting need not include a description of the purpose or purposes for which the meeting is called.

                 (c) Notice of a special meeting must include a description of the purpose or purposes for which the meeting is called.

                 (d) If an annual or special shareholders meeting is adjourned to a different date, time or place, notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before adjournment is taken, and any business may be transacted at the adjourned meeting that might have been transacted on the original date of the meeting. If a new record date is or must be fixed under
     Section 607.0707 of the Act, however, notice of the adjourned meeting must be given under this section to persons who are shareholders as of the new record date who are entitled to notice of the meeting.

                 (e) Notwithstanding the foregoing, no notice of a shareholders' meeting need be given if:

                      (1) an annual report and proxy statements for two (2) consecutive annual meetings of shareholders, or

                      (2)  all, and at least two checks in payment
     of dividends or interest on securities during a twelve (12) month period, have been sent by first-class United States mail, addressed to the shareholder at his or her address as it appears on the share transfer books of the corporation, and returned undeliverable. The obligation of the corporation to give notice of a shareholders' meeting to any such shareholder shall be reinstated once the corporation has received a new address for such shareholder for entry on its share transfer books.

          2.6    Waiver of Notice.

                 (a) A shareholder may waive any notice required by the Act, the articles of incorporation, or bylaws before or after the date and time stated in the notice. The waiver must be in writing, be signed by the shareholder entitled to the notice, and be delivered to the corporation for inclusion in the minutes or filing with the corporate records. Neither the business to be transacted at nor the purpose of any regular or special meeting of the shareholders need be specified in any written waiver of notice.

                 (b)  A shareholder's attendance at a meeting:

                      (1)  waives objection to lack of notice or
     defective notice of the meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting; or

                      (2)  waives objection to consideration of a
     particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter when it is presented.

          2.7 Shareholder Proposals. Any stockholder proposals to be considered at any annual or special meeting must be made in writing and delivered to the corporation not less than 90 days nor more than 120 days prior to that meeting, but if the corporation provides less than 30 days notice (actual or by public disclosure) of the meeting, proposals will be deemed timely if they are received not more than 10 days following the date of the notice or of the public disclosure of the meeting. Any proposals must comply with the requirements of Rule 14a-8 under Regulation 14A of the Securities Exchange Act of 1934.

     3.   Shareholder Voting.

          3.1 Voting Group Defined. A "voting group" means all shares of one or more classes or series that under the articles of incorporation or the Act are entitled to vote and be counted together collectively on a matter at a meeting of shareholders. All shares entitled by the articles of incorporation or the Act to vote generally on the matter are for that purpose a single voting group.

          3.2    Quorum and Voting Requirements for Voting Groups.

                 (a) Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter. Unless the articles of incorporation or the Act provides otherwise, a majority of the votes entitled to be cast on the matter by the voting group constitutes a quorum of that voting group for action on that matter.

                 (b) Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for that adjourned meeting.

                 (c) If a quorum exists, action on a matter (other than the election of directors) by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the articles of incorporation or the Act requires a greater number of affirmative votes.

          3.3    Action by Single and Multiple Voting Groups.

                 (a) If the articles of incorporation or the Act provides for voting by a single voting group on a matter, action on that matter is taken when voted upon by that voting group as provided in Section 3.02 of these bylaws.

                 (b) If the articles of incorporation or the Act provides for voting by two or more voting groups on a matter, action on that matter is taken only when voted upon by each of those voting groups counted separately as provided in Section
     3.02 of these bylaws. Action may be taken by one voting group on a matter even though no action is taken by another voting group entitled to vote on the matter.

          3.4    Shareholder Quorum and Voting; Greater or Lesser
Voting Requirements.

                 (a) A majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders, but in no event shall a quorum consist of less than one-third (1/3) of the shares entitled to vote. When a specified item of business is required to be voted on by a class or series of stock, a majority of the shares of such class or series shall constitute a quorum for the transaction of such item of business by that class or series.

                 (b) An amendment to the articles of incorporation that adds, changes or deletes a greater or lesser quorum or voting requirement must meet the same quorum requirement and be adopted by the same vote and voting groups required to take action under the quorum and voting requirements then in effect or proposed to be adopted, whichever is greater.

                 (c) If a quorum exists, action on a matter, other than the election of directors, is approved if the votes cast by the holders of the shares represented at the meeting and entitled to vote on the subject matter favoring the action exceed the votes cast opposing the action, unless a greater number of affirmative votes or voting by classes is required by the Act or the articles of incorporation.

                 (d) After a quorum has been established at a shareholders' meeting, the subsequent withdrawal of shareholders, so as to reduce the number of shares entitled to vote at the meeting below the number required for a quorum, shall not affect the validity of any action taken at the meeting or any adjournment thereof.

                 (e) The articles of incorporation may provide for a greater voting requirement or a greater or lesser quorum requirement for shareholders (or voting groups of shareholders) than is provided by the Act, but in no event shall a quorum consist of less than one-third (1/3) of the shares entitled to vote.

          3.5    Voting for Directors; Cumulative Voting.

                 (a) Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

                 (b) Each shareholder who is entitled to vote at an election of directors has the right to vote the number of shares owned by him for as many persons as there are directors to be elected and for whose election he or she has a right to vote. Shareholders do not have a right to cumulate their votes for directors unless the articles of incorporation so provide.

          3.6    Voting Entitlement of Shares.

                 (a) Unless the articles of incorporation or the Act provides otherwise, each outstanding share, regardless of class, is entitled to one vote on each matter submitted to a vote at a meeting of shareholders. Only shares are entitled to vote.

                 (b) The shares of the corporation are not entitled to vote if they are owned, directly or indirectly, by a second corporation, domestic or foreign, and the first corporation owns, directly or indirectly, a majority of shares entitled to vote for directors of the second corporation.

                 (c) This section does not limit the power of the corporation to vote any shares, including its own shares, held by it in a fiduciary capacity.

                 (d) Redeemable shares are not entitled to vote on any matter, and shall not be deemed to be outstanding, after notice of redemption is mailed to the holders thereof and a sum sufficient to redeem such shares has been deposited with a bank, trust company, or other financial institution upon an irrevocable obligation to pay the holders the redemption price upon surrender of the shares.

                 (e)  Shares standing in the name of another
     corporation, domestic or foreign, may be voted by such officer, agent, or proxy as the bylaws of the corporate shareholder may prescribe or, in the absence of any applicable provision, by such person as the board of directors of the corporate shareholder may designate. In the absence of any such designation or in case of conflicting designation by the corporate shareholder, the chairman of the board, the president, any vice president, the secretary, and the treasurer of the corporate shareholder, in that order, shall be presumed to be fully authorized to vote such shares.

                 (f) Shares held by an administrator, executor, guardian, personal representative, or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his or her name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his or her name or the name of his or her nominee.

                 (g) Shares held by or under the control of a receiver, a trustee in bankruptcy proceedings, or an assignee for the benefit of creditors may be voted by him without the transfer thereof into his or her name.

                 (h) If a share or shares stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the secretary of the corporation is given notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, then acts with respect to voting have the following effect:

                      (1) If only one votes, in person or in proxy, his or her act binds all;

                      (2)  If more than one vote, in person or by
     proxy, the act of the majority so voting binds all;

                      (3)  If more than one vote, in person or by
     proxy, but the vote is evenly split on any particular matter, each faction is entitled to vote the share or shares in question proportionally;

                      (4) If the instrument or order so filed shows that any such tenancy is held in unequal interest, a majority or a vote evenly split for purposes of this subsection shall be a majority or a vote evenly split in interest;

                      (5)  The principles of this subsection shall
     apply, insofar as possible, to execution of proxies, waivers, consents, or objections and for the purpose of ascertaining the presence of a quorum;

                      (6) Subject to Section 3.8 of these bylaws, nothing herein contained shall prevent trustees or other fiduciaries holding shares registered in the name of a nominee from causing such shares to be voted by such nominee as the trustee or other fiduciary may direct. Such nominee may vote shares as directed by a trustee or their fiduciary without the necessity of transferring the shares to the name of the trustee or other fiduciary.

          3.7    Proxies.

                 (a) A shareholder, other person entitled to vote on behalf of a shareholder pursuant to Section 3.6% of these bylaws, or attorney in fact may vote the shareholder's shares in person or by proxy.

                 (b) A shareholder may appoint a proxy to vote or otherwise act for him by signing an appointment form, either personally or by his or her attorney in fact. An executed telegram or cablegram appearing to have been transmitted by such person, or a photographic, photostatic, or equivalent reproduction of an appointment form, is a sufficient appointment form.

                 (c) An appointment of a proxy is effective when received by the secretary or other officer or agent authorized to tabulate votes. An appointment is valid for up to eleven
     (11) months unless a longer period is expressly provided in the appointment form.

                 (d) The death or incapacity of the shareholder appointing a proxy does not affect the right of the corporation to accept the proxy's authority unless notice of the death or incapacity is received by the secretary or other officer or agent authorized to tabulate votes before the proxy exercises his or her authority under the appointment.

                 (e) An appointment of a proxy is revocable by the shareholder unless the appointment form conspicuously states that it is irrevocable and the appointment is coupled with an interest. Appointments coupled with an interest include the appointment of

                      (1)  a pledge;

                      (2)  a person who purchased or agreed to
     purchase the shares;

                      (3)  a creditor of the corporation who
     extended credit to the corporation under terms requiring the appointment;

                      (4)  an employee of the corporation whose
     employment contract requires the appointment; or

                      (5) a party to a voting agreement created in accordance with the Act.

                 (f) An appointment made irrevocable under this section becomes revocable when the interest with which it is coupled is extinguished and, in a case provided for in Subsection 3.7(e)(3)* or 3.7(e)(4)*, the proxy becomes revocable three (3) years after the date of the proxy or at the end of the period, if any, specified herein, whichever is less, unless the period of irrevocability is renewed from time to time by the execution of a new irrevocable proxy as provided in this section. This does not affect the duration of a proxy under subsection 3.7(c) .

                 (g) A transferee for value of shares subject to an irrevocable appointment may revoke the appointment if he or she did not know if its existence when he or she acquired the shares and the existence of the irrevocable appointment was not noted conspicuously on the certificate representing the shares or on the information statement for shares without certificates.

                 (h) Subject to section 3.9( of these bylaws and to any express limitation on the proxy's authority appearing on the face of the appointment form, a corporation is entitled to accept the proxy's vote or other action as that of the shareholder making the appointment.

                 (i) If an appointment form expressly provides, any proxy holder may appoint, in writing, a substitute to act in his or her place.

          3.8    Shares Held by Nominees.

                 (a) The corporation may establish a procedure by which the beneficial owner of shares that are registered in the name of a nominee is recognized by the corporation as the shareholder. The extent of this recognition may be determined in the procedure.

                 (b)  The procedure may set forth

                      (1)  the types of nominees to which it applies;

                      (2)  the rights or privileges that the
     corporation recognizes in a beneficial owner;

                      (3)  the manner in which the procedure is
     selected by the nominee;

                      (4)  the information that must be provided
     when the procedure is selected;

                      (5)  the period for which selection of the
     procedure is effective; and

                      (6)  other aspects of the rights and duties
     created.

          3.9    Corporation's Acceptance of Votes.

                 (a) If the name signed on a vote, consent, waiver, or proxy appointment corresponds to the name of a shareholder, the corporation if acting in good faith is entitled to accept the vote, consent waiver, or proxy appointment and give it effect as the act of the shareholder.

                 (b) If the name signed on a vote, consent, waiver or proxy appointment does not correspond to the name of its shareholder, the corporation if acting in good faith is nevertheless entitled to accept the vote, consent, waiver, or proxy appointment and give it effect as the act of the shareholder if:

                      (1) the shareholder is an entity and the name signed purports to be that of an officer or agent of the entity;

                      (2) the name signed purports to be that of an administrator, executor, guardian, personal representative, or conservator representing the shareholder and, if the corporation requests, evidence of fiduciary status acceptable to the corporation has been presented with respect to the vote, consent, waiver, or proxy appointment;

                      (3) the name signed purports to be that of a receiver, trustee in bankruptcy, or assignee for the benefit of creditors of the shareholder and, if the corporation requests, evidence of this status acceptable to the corporation has been presented with respect to the vote, consent, waiver, or proxy appointment;

                      (4) the name signed purports to be that of a pledgee, beneficial owner, or attorney in fact of the shareholder, if the corporation requests, evidence acceptable to the corporation of the signatory's authority to sign for the shareholder has been presented with respect to the vote, consent, waiver, or proxy appointment; or

                      (5)  two (2) or more persons are the
     shareholder as covenants or fiduciaries and the name signed purports to be the name of at lease one (1) of the co-owners and the person signing appears to be acting on behalf of all the co-owners.

                 (c) The corporation is entitled to reject a vote, consent, waiver, or proxy appointment if the secretary or other officer or agent authorized to tabulate votes, acting in good faith, has reasonable basis for doubt about the validity of the signature on it or about the signatory's authority to sign for the shareholder.

                 (d) The corporation and its officer or agent who accepts or rejects a vote, consent, waiver, or proxy appointment in good faith and in accordance with the standards of this section are not liable in damages to the shareholder for the consequences of the acceptance or rejection.

                 (e) Corporate action based on the acceptance or rejection of a vote, consent, waiver, or proxy appointment under this section is valid unless a court of competent jurisdiction determines otherwise.

          3.10   Action by Shareholders Without Meeting.

                 (a) Any action required or permitted by the Act to be taken at any annual or special meeting of shareholders of the corporation may be taken without a meeting, without prior notice and without a vote, if the action is taken by the holders of outstanding stock of each voting group entitled to vote thereon having not less than the minimum number of votes with respect to each voting group that would be necessary to authorize or take such action at a meeting at which all voting groups and shares entitled to vote thereon were present and voted. In order to be effective, the action must be evidenced by one or more written consents describing the action taken, dated and signed by approving shareholders having the requisite number of votes of each voting group entitled to vote thereon, and delivered to the corporation by delivery to its principal office in this state, its principal place of business, the corporate secretary, or another office or agent of the corporation having custody of the book in which proceedings of meetings of shareholders are recorded. No written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the date of the earliest dated consent is delivered in the manner required by this section, written consent signed by the number of holders required to take action is delivered to the corporation by delivery as set forth in this section.

                 (b) Within ten (10) days after obtaining such authorization by written consent, notice in accordance with
     Section 607.0704(3) of the Act must be given to those shareholders who have not consented in writing.

     4.   Board of Directors and Officers.

          4.1 Qualifications of Directors. Directors must be natural persons who are eighteen (18) years of age or older but need not be residents of the State of Florida or shareholders of the corporation.

          4.2    Number of Directors.

                      (1)  The board of directors shall consist of
     not less than one (1) nor more than seven (7) individuals.

                      (2) The number of directors may be increased or decreased from time to time by amendment to these bylaws.

                      (3) Directors are elected at the first annual shareholders' meeting and at each annual meeting thereafter unless their terms are staggered under Section 4.4 of these bylaws.

          4.3    Terms of Directors Generally.

                 (a) The terms of the initial directors of the corporation expire at the first shareholders' meeting at which directors are elected.

                 (b) The terms of all other directors expire at the next annual shareholders' meeting following their election unless their terms are staggered under Section 4.4 of these bylaws.

                 (c) A decrease in the number of directors does not shorten an incumbent director's term.

                 (d) The term of a director elected to fill a vacancy expires at the next shareholders' meeting at which directors are elected.

                 (e) Despite the expiration of a director's term, he or she continues to serve until his or her successor is elected and qualifies or until there is a decrease in the number of directors.

          4.4 Staggered Terms for Directors. The directors of any corporation organized under the Act may, by the articles of incorporation, or by amendment to these bylaws adopted by a vote of the shareholders, be divided into one, two or three classes with the number of directors in each class being as nearly equal as possible; the term of office of those of the first class to expire at the annual meeting next ensuing; of the second class one year thereafter; at the third class two years thereafter; and at each annual election held after such classification and election, directors shall be chosen for a full term, as the case may be, to succeed those whose terms expire. If the directors have staggered terms, then any increase or decrease in the number of directors shall be so apportioned among the classes as to make all classes as nearly equal in number as possible.

          4.5    Vacancy on Board.

                 (a)  Whenever a vacancy occurs on a board of
     directors, including a vacancy resulting from an increase in the number of directors, it may be filled by the affirmative vote of a majority of the remaining directors.

                 (b) A vacancy that will occur at a specific later date (by reason of resignation effective at a later date) may be filled before the vacancy occurs but the new director may not take office until the vacancy occurs.

          4.6 Compensation of Directors. The board of directors may fix the compensation of directors.

          4.7    Meetings.

                 (a) The board of directors may hold regular or special meetings in or out of the State of Florida.

                 (b) A majority of the directors present, whether or not a quorum exists, may adjourn any meeting of the board of directors to another time and place. Notice of any such adjourned meeting shall be given to the directors who were not present at the time of the adjournment and, unless the time and place of the adjourned meeting are announced at the time of the adjournment, to the other directors.

                 (c) Meetings of the board of directors may be called by the chairman of the board or by the president.

                 (d) The board of directors may permit any or all directors to participate in a regular or special meeting by, or conduct the meeting through the use of, any means of communication by which all directors participating may simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

          4.8    Action by Directors Without a Meeting.

                 (a) Action required or permitted by the Act to be taken at a board of directors' meeting or committee meeting may be taken without a meeting if the action is taken by all members of the board or of the committee. The action must be evidenced by one or more written consents describing the action taken and signed by each director or committee member.

                 (b) Action taken under this section is effective when the last director signs the consent, unless the consent specifies a different effective date.

                 (c) A consent signed under this section has the effect of a meeting vote and may be described as such in any document.

          4.9 Notice of Meetings. Regular and special meetings of the board of directors may be held without notice of the date, time, place or purpose of the meeting.

          4.10 Waiver of Notice. Notice of a meeting of the board of directors need not be given to any director who signs a waiver of notice either before or after the meeting. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting and a waiver of any and all objections to the place of the meeting, the time of the meeting, or the manner in which it has been called or convened, except when a director states, at the beginning of the meeting or promptly upon arrival at the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened.

          4.11   Quorum and Voting.

                 (a) A quorum of a board of directors consists of a majority of the number of directors prescribed by the articles of incorporation or these bylaws.

                 (b) If a quorum is present when a vote is taken, the affirmative vote of a majority of directors present is the act of the board of directors.

                 (c) A director of a corporation who is present at a meeting of the board of directors or a committee of the board of directors when corporate action is taken is deemed to have assented to the action taken unless:

                      (1)  He objects at the beginning of the
     meeting (or promptly upon his or her arrival) to holding it or transacting specified business at the meeting; or

                      (2)  He votes against or abstains from the
     action taken.

          4.12   Committees.

                 (a) The board of directors, by resolution adopted by a majority of the full board of directors, may designate from among its members an executive committee and one or more other committees each of which, to the extent provided in such resolution, shall have and may exercise all the authority of the board of directors, except that no such committee shall have the authority to:

                      (1)  Approve or recommend to shareholders
     actions or proposals required by the Act to be approved by shareholders.

                      (2) Fill vacancies on the board of directors or any committee thereof.

                      (3)  Adopt, amend or repeal these bylaws.

                      (4) Authorize or approve the reacquisition of shared unless pursuant to a general formula or method specified by the board of directors.

                      (5) Authorize or approve the issuance or sale or contract for the sale of shares, or determine the designation and relative rights, preferences, and limitations of a voting group except that the board of directors may authorize a committee (or a senior executive officer of the corporation) to do so within limits specifically prescribed by the board of directors.

                 (b) The sections of these bylaws which govern meetings, notice and waiver of notice, and quorum and voting requirements of the board of directors apply to committees and their members as well.

                 (c) Each committee must have two or more members who serve at the pleasure of the board of directors. The board, by resolution adopted in accordance herewith, may designate one or more directors as alternate members of any such committee who may act in the place and stead of any absent member or members at any meeting of such committee.

                 (d) Neither the designation of any such committee, the delegation thereto of authority, nor action by such committee pursuant to such authority shall alone constitute compliance by any member of the board of directors not a member of the committee in question with his or her responsibility to act in good faith, in a manner he or she reasonably believes to be in the best interests of the corporation, and with such care as an ordinarily prudent person in a like position would use under similar circumstances.

          4.13 Loans to Officers, Directors and Employees; Guaranty of Obligations. The Company may lend money to, guaranty any obligation of, or otherwise assist any officer, director, or employee of the corporation or of a subsidiary, whenever, in the judgment of the board of directors, such loan, guaranty, or other assistance may be with or without interest and may be unsecured or secured in such a manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing in this section shall be deemed to deny, limit, or restrict the powers of guaranty or warranty of any corporation at common law or under any statute. Loans, guaranties, or other types of assistance are subject to section 4.19(.

          4.14   Required Officers.

                 (a) The corporation shall have such officers as the board of directors may appoint from time to time.

                 (b) A duly appointed officer may appoint one or more assistant officers.

                 (c) The board of directors shall delegate to one of the officers responsibility for preparing minutes of the directors' and shareholders' meetings and for authenticating records of the corporation.

                 (d) The same individual may simultaneously hold more than one office in the corporation.

          4.15 Duties of Officers. Each officer has the authority and shall perform the duties set forth in a resolution or resolutions of the board of directors or by direction of any officer authorized by the board of directors to prescribe the duties of other officers.

          4.16   Resignation and Removal of Officers.

                 (a)  An officer may resign at any time by
     delivering notice to the corporation. A resignation is effective when the notice is delivered unless the notice specifies a later effective date. If a resignation is made effective at a later date and the corporation accepts the future effective date, the board of directors may fill the vacancy before the effective date if the board of directors provides that the successor does not take office until the effective date.

                 (b) The board of directors may remove any officer at any time with or without cause. Any assistant officer, if appointed by another officer, may likewise be removed by the board of directors or by the officer which appointed him in accordance with these bylaws.

          4.17 Contract Rights of Officers. The appointment of an officer does not itself create contract rights.

          4.18   General Standards for Directors.

                 (a) A director shall discharge his or her duties as a director, including his or her duties as a member of a committee:

                      (1)  in good faith;

                      (2)  with the care an ordinarily prudent
     person in a like position would exercise under similar circumstances; and

                      (3) in a manner he or she reasonably believes to be in the best interests of the corporation.

                 (b) In discharging his or her duties, a director is entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, if prepared or presented by:

                      (1) One or more officers or employees of the corporation whom the director reasonably believes to be reliable and competent in the matters presented;

                      (2)  Legal counsel, public accountants, or
     other persons as to matters the director reasonably believes are within the persons' professional or expert competence; or

                      (3) A committee of the board of directors of which he or she is not a member if the director reasonably believes the committee merits confidence.

                 (c) In discharging his or her duties, a director may consider such factors as the director deems relevant, including the long-term prospects and interests of the corporation and its shareholders, and the social, economic, legal, or other effects of any action on the employees, suppliers, customers of the corporation or its subsidiaries, the communities and society in which the corporation or its subsidiaries operate, and the economy of the state and the nation.

                 (d) A director is not acting in good faith if he or she has knowledge concerning the matter in question that makes reliance otherwise permitted by subsection 4.18(b) unwarranted.

                 (e) A director is not liable for any action taken as a director, or any failure to take any action, if he or she performed the duties of his or her office in compliance with this section.

          4.19 Director Conflicts of Interest. No contract or other transaction between a corporation and one or more interested directors shall be either void or voidable because of such relationship or interest, because such director or directors are present at the meeting of the board of directors or a committee thereof which authorizes, approves or ratifies such contract or transaction, or because his or their votes are counted for such purpose, if:

                 (a) The fact of such relationship or interest is disclosed or known to the board of directors or committee which authorizes, approves or ratifies the contract or transactions by a vote or consent sufficient for the purpose without counting the votes or consents of such interested directors;

                 (b) The fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve or ratify such contract or transaction by vote or written consent; or

                 (c)  The contract or transaction is fair and
     reasonable as to the corporation at the time it is authorized by the board, a committee or the shareholders.

          Common or interested directors may be counted in determining the presence of a quorum at the meeting of the board of directors or a committee thereof which authorizes, approves or ratifies such contract or transaction.

          For the purpose of Paragraph 4.19(b)& above, a conflict of interest transaction is authorized, approved or ratified if it receives the vote of a majority of the shares entitled to be counted under this subsection. Shares owned by or voted under the control of a director who has a relationship or interest in the conflict of interest transaction may not be counted in a vote of shareholders to determine whether to authorize, approve or ratify a conflict of interest transaction under paragraph 4.19(b)&. The vote of those shares, however, is counted in determining whether the transaction is approved under other sections of the Act. A majority of the shares, whether or not present, that are entitled to be counted in a vote on the transaction under this subsection constitutes a quorum for the purpose of taking action under this section.

          4.20   Resignation of Directors.

                 (a)  A director may resign at any time by
     delivering written notice to the board of directors or its chairman or to the corporation.

                 (b) A resignation is effective when the notice is delivered unless the notice specifies a later effective date. If a resignation is made effective at a later date, the board of directors may fill the pending vacancy before the effective date if the board of directors provides that the successor does not take office until the effective date.

     5.   Indemnification of Directors, Officers, Employees and
Agents.

          5.1    Directors, Officers, Employees and Agents.

                 (a) The corporation shall have power to indemnify any person who was or is a party to any proceeding (other than an action by, or in the right of, the corporation), by reason of the fact that he or she is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against liability incurred in connection with such proceeding, including any appeal thereof, if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not apposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any proceeding by judgment, order, settlement, or conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in, or not opposed to, the best interests of the corporation or, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                 (b) The corporation shall have power to indemnify any person, who was or is a party to any proceeding by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses and amounts paid in settlement not exceeding, in the judgment of the board of directors, the estimated expense of litigating the proceeding to conclusion, actually and reasonably incurred in connection with the defense or settlement of such proceeding, including any appeal thereof. Such indemnification shall be authorized if such person acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation, except that no indemnification shall be made under this subsection in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable unless, and only to the extent that, the court in which such proceeding was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

                 (c)  To the extent that a director, officer,
     employee, or agent of the corporation has been successful on the merits or otherwise in defense of any proceeding referred to in subsections 5.1(a), 5.1(b)0 or 5.1(a), 5.1(b)0, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses actually and reasonably incurred by him in connection therewith.

                 (d)  Any indemnification under subsections
     5.1(a),5.1(b)0 or 5.1(a), 5.1(b)0, unless pursuant to a
     determination by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in subsections 5.1(a), 5.1(b)0 or 5.1(a), 5.1(b)0. Such determination shall be made:

                      (1)  By the board of directors by a majority
     vote of a quorum consisting of directors who were not parties to such proceeding;

                      (2)  If such a quorum is not obtainable or,
     even if obtainable, by majority vote of a committee duly designated by the board of directors (in which directors who are parties may participate) consisting solely of two or more directors not at the time parties to the proceeding;

                      (3)  By independent legal counsel:

                           (A)  Selected by the board of directors
          prescribed in paragraph 5.1(d)(1)! or the committee prescribed in paragraph 5.1(d)(2)$; or

                           (B)  If a quorum of the directors cannot
          be obtained for paragraph 5.1(d)(1)! and the committee cannot be designed under paragraph 5.1(d)(2)$, selected by a majority vote of the full board of directors (in which directors who are parties may participate); or

                      (4) By the shareholders by a majority vote of a quorum consisting of shareholders who were not parties to such proceeding or, if no such quorum is obtainable, by a majority vote of shareholders who were not parties to such proceeding.

                 (e) Evaluation of the reasonableness of expenses and authorization of indemnification shall be made in the same manner as the determination that indemnification is permissible. However, if the determination of permissibility is made by independent legal counsel, persons specified by paragraph 5.1(d)(3)( shall evaluate the reasonableness of expenses and may authorize indemnification.

                 (f) Expenses incurred by an officer or director in defending a civil or criminal proceeding may be paid by the corporation in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if he is ultimately found not to be entitled to indemnification by the corporation pursuant to this section. Expenses incurred by other employees and agents may be paid in advance upon such terms or conditions that the board of directors deems appropriate.

                 (g)  The indemnification and advancement of
     expenses provided pursuant to this section are not exclusive, and the corporation may make any other or further indemnification or advancement of expenses of any of its directors, officers, employees, or agents, under any bylaw, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.
      However, indemnification or advancement of expenses shall not be made to or on behalf of any director, officer, employee, or agent if a judgment or other final adjudication establishes that his or her actions, or omissions to act, were material to the cause of action so adjudicated and constitute:

                      (1)  A violation of the criminal law, unless
     the director, officer, employee, or agent had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful;

                      (2)  A transaction from which the director,
     officer, employee, or agent derived an improper personal benefit;

                      (3) In the case of a director, a circumstance under which the liability provisions of Section 607.0834 under the Act are applicable; or

                      (4)  Willful misconduct or a conscious
     disregard for the best interests of the corporation in a proceeding by or in the right of the corporation to procure a judgment in its favor or in a proceeding by or in the right of a shareholder.

                 (h) Indemnification and advancement of expenses as provided in this section shall continue as, unless otherwise provided when authorized or ratified, to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person, unless otherwise provided when authorized or ratified.

                 (i) Notwithstanding the failure of the corporation to provide indemnification, and despite any contrary determination of the board or of the shareholders in the specific case, a director, officer, employee, or agent of the corporation who is or was a party to a proceeding may apply for indemnification or advancement of expenses, or both, to the court conducting the proceeding, to the circuit court, or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice that it considers necessary, may order indemnification and advancement of expenses, including expenses incurred in seeking court-ordered indemnification or advancement of expenses, if it determines that:

                      (1) The director, officer, employee, or agent if entitled to mandatory indemnification under subsection 5.1(c)", in which case the court shall also order the corporation to pay the director reasonable expenses incurred in obtaining court-ordered indemnification or advancement of expenses;

                      (2) The director, officer, employee or agent is entitled to indemnification or advancement of expenses, or both, by virtue of the exercise by the corporation of its power pursuant to subsection 5.1(g)+; or

                      (3) The director, officer, employee, or agent is fairly and reasonably entitled to indemnification or advancement of expenses, or both, in view of all the relevant circumstances, regardless of whether such person met the standard of conduct set forth in subsection 5.1(a), 5.1(b)0, 5.1(a), 5.1(b)0 or 5.1(g)+.

                 (j)  For purposes of this section, the term
     "corporation: includes, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, officer, employee, or agent of a constituent corporation, or is or was serving at the request of a constituent corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, is in the same position under this section with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued.

                 (k)  For purposes of this section:

                      (1)  The term "other enterprises" includes
     employee benefits plans;

                      (2)  The term "expenses" includes counsel
     fees, including those for appeal;

                      (3) The term "liability" includes obligations to pay a judgment, settlement, penalty, fine (including an excise tax assessed with respect to any employee benefit plan), and expenses actually and reasonably incurred with respect to a proceeding;

                      (4)  The term "proceeding" includes any
     threatened, pending, or completed action, suit or other type of proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal;

                      (5)  The term "agent" includes a volunteer;

                      (6)  The term "serving at the request of the
     corporation" includes any service as a director, officer, employee, or agent of the corporation that imposes duties on such persons, including duties relating to an employee benefit plan and its participants or beneficiaries; and

                      (7)  The term "not opposed to the best
     interest of the corporation" describes the actions of a person who acts in good faith and in a manner he or she reasonably believes to be in the best interests of the participants and beneficiaries of an employee benefit plan.

                 (l) The corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this section.

     6.   Office and Agent.

          6.1    Registered Office and Registered Agent.

                 (a) The corporation shall have and continuously maintain in the State of Florida:

                      (1) A registered office which may be the same as its place of business;

                      (2)  A registered agent, who, may be either:

                           (A)  An individual who resides in the
          State of Florida whose business office is identical with such registered office; or

                           (B)  Another corporation or
          not-for-profit corporation as defined in Chapter 617 of the Act, authorized to transact business or conduct its affairs in the State of Florida, having a business office identical with the registered office.

          6.2    Change of Registered Office or Registered Agent;
Resignation of Registered Agent.

                 (a) The corporation may change its registered office or its registered agent upon filing with the Department of State of the State of Florida a statement of change setting forth:

                      (1)  The name of the corporation;

                      (2)  The street address of its current
     registered office;

                      (3) If the current registered office is to be changes, the street address of the new registered office;

                      (4)  The name of its current registered agent;

                      (5) If its current registered agent is to be changes, the name of the new registered agent and the new agent's written consent (either on the statement or attached to it) to the appointment;

                      (6) That the street address of its registered office and the street address of the business office of its registered agent, as changed, will be identical;

                      (7)  That such change was authorized by
     resolution duly adopted by its board of directors or by an officer of the corporation so authorized by the board of directors.

     7.   Shares, Options, Dividends and Distributions.

          7.1    Authorized Shares.

                 (a) The articles of incorporation prescribe the classes of shares and the number of shares of each class that the corporation is authorized to issue, as well as a distinguishing designation for each class, and prior to the issuance of shares of a class the preferences, limitations, and relative rights of that class must be described in the articles of incorporation.

                 (b)  The articles of incorporation must authorize:

                      (1)  One or more classes of shares that
     together have unlimited voting rights, and

                      (2) One or more classes of shares (which may be the same class or classes as those with voting rights) that together are entitled to receive the net assets of the corporation upon dissolution.

                 (c) The articles of incorporation may authorize one or more classes of shares that have special, conditional, or limited voting rights, or no rights, or no right to vote, except to the extent prohibited by the Act;

                      (1)  Are redeemable or convertible as
     specified in the articles of incorporation;

                      (2)  Entitle the holders to distributions
     calculated in any manner, including dividends that may be cumulative, non-cumulative, or partially cumulative;

                      (3) Have preference over any class of shares with respect to distributions, including dividends and distributions upon the dissolution of the corporation.

                 (d) Shares which are entitled to preference in the distribution of dividends or assets shall not be designated as common shares. Shares which are not entitled to preference in the distribution of dividends or assets shall be common shares and shall not be designated as preferred shares.

          7.2    Terms of Class or Series Determined by Board of
Directors.

                 (a) If the articles of incorporation so provide, the board of directors may determine, in whole or in part, the preferences, limitations, and relative rights (within the limits set forth in Section 7.1 of:

                      (1)  Any class of shares before the issuance
     of any shares of that class, or

                      (2) One or more series within a class before the issuance of any shares of that series.

                 (b)  Each series of a class must be given a
     distinguishing designation.

                 (c) All shares of a series must have preferences, limitations, and relative rights identical with those of other shares of the same series and, except to the extent otherwise provided in the description of the series, of those of other series of the same class.

                 (d) Before issuing any shares of a class or series created under this section, the corporation must deliver to the Department of State of the State of Florida for filing articles of amendment, which are effective without shareholder action, in accordance with Section 607.0602 of the Act.

          7.3    Issued and Outstanding Shares.

                 (a) A corporation may issue the number of shares of each class or series authorized by the articles of incorporation. Shares that are issued are outstanding shares until they are reacquired, redeemed, converted, or cancelled.

                 (b) The reacquisition, redemption, or conversion of outstanding shares is subject to the limitations of subsection 7.3(c) and to Section 607.06401 of the act.

                 (c) At all times that shares of the corporation are outstanding, one or more shares that together have unlimited voting rights and one or more shares that together are entitled to receive the net assets of the corporation upon dissolution must be outstanding.

          7.4    Issuance of Shares.

                 (a) The board of directors may authorize shares to be issued for consideration consisting of any tangible property or benefit to the corporation, including cash, promissory notes, services performed, promises to perform services evidenced by a written contract, or other securities of the corporation.

                 (b) Before the corporation issues shares, the board of directors must determine that the consideration received or to be received for shares to be issued is adequate.
      That determination by the board of directors is conclusive insofar as the adequacy of consideration for the issuance of shares relates to whether the shares are validly issued, fully paid, and non-assessable. When it cannot be determined that outstanding shares are fully paid and non-assessable, there shall be a conclusive presumption that such shares are fully paid and non-assessable if the board of directors makes a good faith determination that there is no substantial evidence that the full consideration for such shares has not been paid.

                 (c)  When the corporation receives the
     consideration for which the board of directors authorized the issuance of shares, the shares issued therefor are fully paid and non-assessable. Consideration in the form of a promise to pay money or a promise to perform services is received by the corporation at the time of the making of the promise, unless the agreement specifically provides otherwise.

                 (d) The corporation may place in escrow shares issued for a contract for future services or benefits or a promissory note, or make other arrangements to restrict the transfer of the shares, and may credit distributions in respect of the shares against their purchase price, until the services are performed, the note is paid, or the benefits received. If the services are not performed, the shares escrowed or restricted and the distributions credited may be cancelled in whole or in part.

          7.5    Form and Content of Certificates.

                 (a) Shares may but need not be represented by certificates. Unless the Act or another statute expressly provides otherwise, the rights and obligations of shareholders are identical whether or not their shares are represented by certificates.

                 (b) At a minimum, each share certificate must state on its face:

                      (1)  The name of the issuing corporation and
     that the corporation is organized under the laws of the State of Florida;

                      (2)  The name of the person to whom issued; and

                      (3)  The number and class of shares and the
     designation of the series, if any, the certificate represents.

                 (c) If the shares being issued are of different classes of shares or different series within a class, the designations, relative rights, preferences, and limitations applicable to each class and the variations in rights, preferences, and limitations determined for each series (and the authority of the board of directors to determine variations for future series) must be summarized on the front or back of each certificate. Alternatively, each certificate may state conspicuously on its front or back that the corporation will furnish the shareholder a full statement of this information on request and without charge.

                 (d)  Each share certificate:

                      (1)  Must be signed (either manually or in
     facsimile) by an officer or officers designated by the board of directors, and

                      (2)  May bear the corporate seal or its
     facsimile.

                 (e) If the person who signed (either manually or in facsimile) a share certificate no longer holds office when the certificate is issued, the certificate is nevertheless valid.

                 (f) Nothing in this section may be construed to invalidate any share certificate validly issued and outstanding under the Act on July 1, 1990.

          7.6    Shares Without Certificates.

                 (a) The board of directors of the corporation may authorize the issue of some or all of the shares of any or all of its classes or series without certificates. The authorization does not affect shares already represented by certificates until they are surrendered to the corporation.

                 (b) Within a reasonable time after the issue or transfer of shares without certificates, the corporation shall send the shareholder a written statement of the information required on certificates by the Act.

          7.7    Restriction on Transfer of Shares and Other
Securities.

                 (a) The articles of incorporation, these bylaws, an agreement among shareholders, or an agreement between shareholders and the corporation may impose restrictions on the transfer or registration of transfer of shares of the corporation. A restriction does not affect shares issued before the restriction was adopted unless the holders of such shares are parties to the restriction agreement or voted in favor of the restriction.

                 (b) A restriction on the transfer or registration of transfer is valid and enforceable against the holder or a transferee of the holder if the restriction is authorized by this section, and effected in compliance with the provisions of the Act, including having a proper purpose as referred to in the Act.

          7.8 Shareholder's Pre-emptive Rights. The shareholders of the corporation do not have a pre-emptive right to acquire the corporation's unissued shares.

          7.9    Corporation's Acquisition of its Own Shares.

                 (a) The corporation may acquire its own shares, and, unless otherwise provided in the articles of incorporation or except as provided in subsection 7.9(d)%, shares so acquired constitute authorized but unissued shares of the same class but undesignated as to series.

                 (b) If the articles of incorporation prohibit the reissue of acquired shares, the number of authorized shares is reduced by the number of shares acquired, effective upon amendment of the articles of incorporation.

                 (c) Articles of amendment may be adopted by the board of directors without shareholder action, shall be delivered to the Department of State of the State of Florida for filing, and shall set forth the information required by
     Section 607.0631 of the Act.

                 (d) Shares of the corporation in existence on June 30, 1990, which are treasury shares under Section 607.004(18), Florida Statutes (1987), shall be issued, but not outstanding, until cancelled or disposed of by the corporation.

          7.10   Share Options.

                 (a) Unless the articles of incorporation provide otherwise, the corporation may issue rights, options, or warrants for the purchase of shares of the corporation. The board of directors shall determine the terms upon which the rights, options, or warrants are issued, their form and content, and the consideration for which the shares are to be issued.

                 (b) The terms and conditions of stock rights and options which are created and issued by the corporation, or its successor, and which entitle the holders thereof to purchase from the corporation shares of any class of classes, whether authorized by unissued shares, treasury shares, or shares to be purchased or acquired by the corporation, may include, without limitation, restrictions, or conditions that preclude or limit the exercise, transfer, receipt, or holding of such rights or options by any person or persons, including any person or persons owning or offering to acquire a specified number or percentage of the outstanding common shares or other securities of the corporation, or any transferee or transferees of any such person or persons, or that invalidate or void such rights or options held by any such person or persons or any such transferee or transferees.

          7.11 Terms and Conditions of Stock Rights and Options. The terms and conditions of the stock rights and options which are created and issued by the corporation [or its successors], and which entitle the holders thereof to purchase from the corporation shares of any class or classes, whether authorized but unissued shares, treasury shares, or shares to be purchased or acquired by the corporation, may include, without limitation, restrictions or conditions that preclude or limit the exercise, transfer, receipt or holding of such rights or options by any person or persons, including any person or persons owning or offering to acquire a specified number or percentage of the outstanding common shares or other securities of the corporation, or any transferee or transferees of any such person or persons, or that invalidate or void such rights or options held by any such person or persons or any such transferee or transferees.

          7.12   Share Dividends.

                 (a) Shares may be issued pro rata and without consideration to the corporation's shareholders or to the shareholders of one or more or series. An issuance of shares under this subsection is a share dividend.

                 (b) Shares of one class or series may not be issued as a share dividend in respect of shares of another class or series unless:

                      (1)  The articles of incorporation so authorize;

                      (2)  A majority of the votes entitled to be
     case by the class or series to be issued approves the issue; or

                      (3)  There are no outstanding shares of the
     class or series to be issued.

                 (c) If the board of directors does not fix the record date for determining shareholders entitled to a share dividend, it is the date the board of directors authorizes the share dividend.

          7.13   Distributions to Shareholders.

                 (a) The board of directors may authorize and the corporation may make distributions to its shareholders subject to restriction by the articles of incorporation and the limitations in subsection 7.13(c).

                 (b) If the board of directors does not fix the record date for determining shareholders entitled to a distribution (other than one involving a purchase, redemption, or other acquisition of the corporation's shares), it is the date the board of directors authorizes the distribution.

                 (c) No distribution may be made if, after giving it effect:

                      (1) The corporation would not be able to pay its debts as they become due in the usual course of business; or

                      (2)  The corporation's total assets would be
     less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

                 (d)  The board of directors may base a
     determination that a distribution is not prohibited under subsection 7.13(c) either on financial statements prepared on the basis of accounting practices and principles that are reasonable in the circumstances or on a fair valuation or other method that is reasonable in the circumstances. In the case of any distribution based upon such a valuation, each such distribution shall be identified as a distribution based upon a current valuation of assets, and the amount per share paid on the basis of such valuation shall be disclosed to the shareholders concurrent with their receipt of the distribution.

                 (e) Except as provided in subsection 7.13(g),, the effect of a distribution under subsection 7.13(c) is measured:

                      (1) In the case of distribution by purchase, redemption, or other acquisition of the corporation's shares, as of the earlier of:

                           (A)  The date money or other property is
          transferred or debt incurred by the corporation; or

                           (B)  The date the shareholder ceases to
          be a shareholder with respect to the acquired shares;

                      (2) In the case of any other distribution of indebtedness, as of the date the indebtedness is distributed;

                      (3)  In all other cases, as of:

                           (A)  The date the distribution is
          authorized if the payment occurs within one hundred twenty
          (120) days after the date of authorization; or

                           (B)  The date the payment is made if it
          occurs more than one hundred twenty (120) days after the date of authorization.

                 (f) A corporation's indebtedness to a shareholder incurred by reason of a distribution made in accordance with this section is at parity with the corporation's indebtedness to its general, unsecured creditors except to the extent subordinated by agreement.

                 (g) Indebtedness of the corporation, including indebtedness issued as a distribution, is not considered a liability for purposes of determinations under subsection 7.13(c) if its terms provide that payment of principal and interest are made only if and to the extent that payment of a distribution to shareholders could then be made under this section. If the indebtedness is issued as a distribution, each payment of principal or interest is treated as a distribution, the effect of which is measured on the date the payment is actually made.

     8.   Amendment of Articles and Bylaws.

          8.1    Authority to Amend the Articles of Incorporation.

                 (a) The corporation may amend its articles of incorporation at any time to add or change a provision that is required or permitted in the articles of incorporation or to delete a provision not required in the articles of incorporation. Whether a provision is required or permitted in the articles of incorporation is determined as of the effective date of the amendment.

                 (b) A shareholder of the corporation does not have a vested property right resulting from any provision in the articles of incorporation, including provisions relating to management, control, capital structure, dividend entitlement, or purpose or duration of the corporation.

          8.2 Amendment by Board of Directors. The corporation's board of directors may adopt one or more amendments to the corporation's articles of incorporation without shareholder action:

                 (a) To extend the duration of the corporation if it was incorporated at a time when limited duration was required by law;

                 (b) To delete names and addresses of initial directors;

                 (c) To delete the name and address of the initial registered agent or registered office, if a statement of change is on file with the Department of State of the State of Florida;

                 (d) To delete any other information contained in the articles of incorporation that is solely of historical interest;

                 (e) To change each issued and unissued authorized share of an outstanding class into a greater number of whole shares if the corporation has only shares of that class outstanding;

                 (f) To delete the authorization for a class or series of shares authorized pursuant to Section 607.0602 of the Act, if no shares of such class or series have been issued;

                 (g) To change the corporate name by substituting the word "corporation," "incorporated," or "company," or the abbreviation "corp.," "Inc.," or "Co.," for a similar word or abbreviation in the name, or by adding, deleting, or changing a geographical attribution for the name; or

                 (h) To make any other change expressly permitted by the Act to be made without shareholder action.

          8.3 Amendment of Bylaws by Board of Directors. The corporation's board of directors may amend or repeal the corporation's bylaws unless the Act reserves the power to amend a particular bylaw provision exclusively to the shareholders.

          8.4    Bylaw Increasing Quorum or Voting Requirements for
Directors.

                 (a) A bylaw that fixes a greater quorum or voting requirement for the board of directors may be amended or repealed:

                      (1)  If originally adopted by the
     shareholders, only by the shareholders;

                      (2)  If originally adopted by the board of
     directors, either by the shareholders or by the board of directors.

                 (b) A bylaw adopted or amended by the shareholders that fixes a greater quorum or voting requirement for the board of directors may provide that it may be amended or repealed only by a specific vote of either the shareholders or the board of directors.

                 (c)  Action by the board of directors under
     paragraph 8.4(a)(2)! to adopt or amend a bylaw that changes the quorum or voting requirement for the board of directors must meet the same quorum requirement and be adopted by the same vote required to take action under the quorum and voting requirement then in effect or proposed to be adopted, whichever is greater.

     9.   Records and Reports.

          9.1    Corporate Records.

                 (a)  The corporation shall keep as permanent
     records minutes of all meetings of its shareholders and board of directors, a record of all actions taken by the shareholders or board of directors without a meeting, and a record of all actions taken by a committee of the board of directors in place of the board of directors on behalf of the corporation.

                 (b)  The corporation shall maintain accurate
     accounting records.

                 (c) The corporation or its agent shall maintain a record of its shareholders in a form that permits preparation of a list of the names and addresses of all shareholders in alphabetical order by class of shares showing the number and series of shares held by each.

                 (d) The corporation shall maintain its records in written form or in another form capable of conversion into written form within a reasonable time.

                 (e) The corporation shall keep a copy of the following records:

                      (1)  Its articles or restated articles of
     incorporation and all amendments to them currently in effect;

                      (2)  Its bylaws or restated bylaws and all
     amendments to them currently in effect;

                      (3)  Resolutions adopted by the board of
     directors creating one or more classes or series of shares and finding their relative rights, preferences, and limitations, if shares issued pursuant to those resolutions are outstanding;

                      (4) The minutes of all shareholders' meetings and records of all action taken by shareholders without a meeting for the past three (3) years;

                      (5)  Written communications to all
     shareholders generally or all shareholders of a class or series within the past three (3) years, including the financial statements furnished for the past three (3) years;

                      (6)  A list of the names and business street
     addresses of its current directors and officers; and

                      (7)  Its most recent annual report delivered
     to the Department of State of the State of Florida.

          9.2    Financial Statements for Shareholders

                 (a)  Unless modified by resolution of the
     shareholders within one hundred twenty (120) days of the close of each fiscal year, the corporation shall furnish its shareholders annual financial statements which may be consolidated or combined statements of the corporation and one or more of its subsidiaries, as appropriate, that include a balance sheet as of the end of the fiscal year, an income statement for that year, and a statement of cash flows for that year. If financial statements are prepared for the corporation on the basis of generally-accepted accounting principles, the annual financial statements must also be prepared on that basis.

                 (b)  If the annual financial statements are
     reported upon by a public accountant, his report must accompany them. If not, the statements must be accompanied by a statement of the president or the person responsible for the corporation's accounting records:

                      (1) Stating his reasonable belief whether the statements were prepared on the basis of generally-accepted accounting principles and, if not, describing the basis of preparation; and

                      (2)  Describing any respects in which the
     statements were not prepared on a basis of accounting consistent with the statements prepared for the preceding year.

                 (c)  The corporation shall mail the annual
     financial statements to each shareholder within one hundred twenty (120) days after the close of each fiscal year or within such additional time thereafter as is reasonably necessary to enable the corporation to prepare its financial statements, if for reasons beyond the corporation's control, it is unable to prepare its financial statements within the prescribed period. Thereafter, on written request from a shareholder who was not mailed the statements, the corporation shall mail him the latest annual financial statements.

          9.3    Other Reports to Shareholders.

                 (a) If the corporation indemnifies or advances expenses to any director, officer, employee or agent otherwise than by court order or action by the shareholders or by an insurance carrier pursuant to insurance maintained by the corporation, the corporation shall report the indemnification or advance in writing to the shareholders with or before the notice of the next shareholders' meeting, or prior to such meeting if the indemnification or advance occurs after the giving of such notice but prior to the time such meeting is held, which report shall include a statement specifying the persons paid, the amounts paid, and the nature and status at the time of such payment of the litigation or threatened litigation.

                 (b) If the corporation issues or authorizes the issuance of shares for promises to render services in the future, the corporation shall report in writing to the shareholders the number of shares authorized or issued, and the consideration received by the corporation, with or before the notice of the next shareholders' meeting.

          9.4    Annual Report for Department of State.

                 (a)  The corporation shall deliver to the
     Department of State of the State of Florida for filing a sworn annual report on such forms as the Department of State of the State of Florida prescribes that sets forth the information prescribed by Section 607.1622 of the Act.

                 (b) Proof to the satisfaction of the Department of Sate of the State of Florida on or before July 1 of each calendar year that such report was deposited in the United
     States mail in a sealed envelope, properly addressed with postage prepaid, shall be deemed in compliance with this requirement.

                 (c)  Each report shall be executed by the
     corporation by an officer or director of, if the corporation is in the hands of a receiver or trustee, shall be executed on behalf of the corporation by such receiver or trustee, and the signing thereof shall have the same legal effect as if made under oath, without the necessity of appending such oath thereto.

                 (d) Information in the annual report must be current as of the date the annual report is executed on behalf of the corporation.

                 (e) Any corporation failing to file an annual report which complies with the requirements of this section shall not be permitted to maintain or defend any action in any court of this state until such report is filed and all fees and taxes due under the Act are paid and shall be subject to dissolution or cancellation of its certificate of authority to do business as provided in the Act.

     10.  Miscellaneous.

          10.1 Application of Florida Law. Whenever any provision of these bylaws is inconsistent with any provision of the Florida Business Corporation Act, Statutes 607, as they may be amended from time to time, then in such instance Florida law shall prevail.

          10.2 Conflicts with Articles of Incorporation. In the event that any provision contained in these bylaws conflicts with any provision of the corporation's articles of incorporation, as amended from time to time, the provisions of the articles of incorporation shall prevail and be given full force and effect, to the full extent permissible under the Act.

          10.3 Definition of the "Act". All references contained herein to the "Act" or to sections of the "Act" shall be deemed to be in reference to the Florida Business Corporation Act.

          10.4 Fiscal Year. The fiscal year of the corporation shall be determined by resolution of the board of directors.


                              Exhibit F

            Section 14A; Chapter 11 of the New Jersey Act


CHAPTER 11. RIGHTS OF DISSENTING SHAREHOLDERS

14A:11-1. RIGHT OF SHAREHOLDERS TO DISSENT.
     (1) Any shareholder of a domestic corporation shall have the right to dissent from any of the following corporate actions
     (a) Any plan of merger or consolidation to which the corporation is a party, provided that, unless the certificate of incorporation otherwise provides
     (i) a shareholder shall not have the right to dissent from any plan of merger or consolidation with respect to shares
     (A) of a class or series which is listed on a national securities exchange or is held of record by not less than 1,000 holders on the record date fixed to determine the shareholders entitled to vote upon the plan of merger or consolidation; or
     (B) for which, pursuant to the plan of merger or consolidation, he will receive (x) cash, (y) shares, obligations or other securities which, upon consummation of the merger or consolidation, will either be listed on a national securities exchange or held of record by not less than 1,000 holders, or (z) cash and such securities;
     (ii) a shareholder of a surviving corporation shall not have the right to dissent from a plan of merger, if the merger did not require for its approval the vote of such shareholders as provided in section 14A:10- 5.1 or in subsection 14A:10-3(4), 14A:10-7(2) or
14A:10-7(4); or
     (b) Any sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation not in the usual or regular course of business as conducted by such corporation, other than a transfer pursuant to subsection (4) of N.J.S.14A:10-11, provided that, unless the certificate of incorporation otherwise provides, the shareholder shall not have the right to dissent
     (i) with respect to shares of a class or series which, at the record date fixed to determine the shareholders entitled to vote upon such transaction, is listed on a national securities exchange or is held of record by not less than 1,000 holders; or
     (ii) from a transaction pursuant to a plan of dissolution of the corporation which provides for distribution of substantially all of its net assets to shareholders in accordance with their respective interests within one year after the date of such transaction, where such transaction is wholly for
     (A) cash; or
     (B) shares, obligations or other securities which, upon consummation of the plan of dissolution will either be listed on a national securities exchange or held of record by not less than 1,000 holders; or
     (C) cash and such securities; or
     (iii) from a sale pursuant to an order of a court having jurisdiction.
     (2) Any shareholder of a domestic corporation shall have the right to dissent with respect to any shares owned by him which are to be acquired pursuant to section 14A:10-9.
     (3) A shareholder may not dissent as to less than all of the shares owned beneficially by him and with respect to which a right of dissent exists. A nominee or fiduciary may not dissent on behalf of any beneficial owner as to less than all of the shares of such owner with respect to which the right of dissent exists.
     (4) A corporation may provide in its certificate of incorporation that holders of all its shares, or of a particular class or series thereof, shall have the right to dissent from specified corporate actions in addition to those enumerated in subsection 14A:11-1(1), in which case the exercise of such right of dissent shall be governed by the provisions of this Chapter.
14A:11-2. NOTICE OF DISSENT; DEMAND FOR PAYMENT; ENDORSEMENT OF
CERTIFICATES
     (1) Whenever a vote is to be taken, either at a meeting of shareholders or upon written consents in lieu of a meeting pursuant to section 14A:5-6, upon a proposed corporate action from which a shareholder may dissent under section 14A:11-1, any shareholder electing to dissent from such action shall file with the corporation before the taking of the vote of the shareholders on such corporate action, or within the time specified in paragraph 14A:5-6(2)(b) or 14A:5-6(2)(c), as the case may be, if no meeting of shareholders is to be held, a written notice of such dissent stating that he intends to demand payment for his shares if the action is taken.
     (2) Within 10 days after the date on which such corporate action takes effect, the corporation, or, in the case of a merger or consolidation, the surviving or new corporation, shall give written notice of the effective date of such corporate action, by certified mail to each shareholder who filed written notice of dissent pursuant to subsection 14A:11-2(1), except any who voted for or consented in writing to the proposed action.
     (3) Within 20 days after the mailing of such notice, any shareholder to whom the corporation was required to give such notice and who has filed a written notice of dissent pursuant to this section may make written demand on the corporation, or, in the case of a merger or consolidation, on the surviving or new corporation, for the payment of the fair value of his shares.
     (4) Whenever a corporation is to be merged pursuant to section 14A:10-5.1 or subsection 14A:10-7 (4) and shareholder approval is not required under subsections 14A:10-5.1(5) and 14A:10-5.1(6), a shareholder who has the right to dissent pursuant to section
14A:11-1 may, not later than 20 days after a copy or summary of the plan of such merger and the statement required by subsection 14A:10-5.1(2) is mailed to such shareholder, make written demand on the corporation or on the surviving corporation, for the payment of the fair value of his shares.
     (5) Whenever all the shares, or all the shares of a class or series, are to be acquired by another corporation pursuant to section 14A:10-9, a shareholder of the corporation whose shares are to be acquired may, not later than 20 days after the mailing of notice by the acquiring corporation pursuant to paragraph 14A:10-9(3)(b), make written demand on the acquiring corporation for the payment of the fair value of his shares.
     (6) Not later than 20 days after demanding payment for his shares pursuant to this section, the shareholder shall submit the certificate or certificates representing his shares to the corporation upon which such demand has been made for notation thereon that such demand has been made, whereupon such certificate or certificates shall be returned to him. If shares represented by a certificate on which notation has been made shall be transferred, each new certificate issued therefor shall bear similar notation, together with the name of the original dissenting holder of such shares, and a transferee of such shares shall acquire by such transfer no rights in the corporation other than those which the original dissenting shareholder had after making a demand for payment of the fair value thereof.
     (7) Every notice or other communication required to be given or made by a corporation to any shareholder pursuant to this Chapter shall inform such shareholder of all dates prior to which action must be taken by such shareholder in order to perfect his rights as a dissenting shareholder under this Chapter.
14A:11-3. "DISSENTING SHAREHOLDER" DEFINED; DATE FOR DETERMINATION
OF FAIR VALUE
     (1) A shareholder who has made demand for the payment of his shares in the manner prescribed by subsection 14A:11-2(3), 14A:11-2(4) or 14A:11-2(5) is hereafter in this Chapter referred to as a "dissenting shareholder."
     (2) Upon making such demand, the dissenting shareholder shall cease to have any of the rights of a shareholder except the right to be paid the fair value of his shares and any other rights of a dissenting shareholder under this Chapter.
     (3) "Fair value" as used in this Chapter shall be determined
     (a) As of the day prior to the day of the meeting of shareholders at which the proposed action was approved or as of the day prior to the day specified by the corporation for the tabulation of consents to such action if no meeting of shareholders was held; or
     (b) In the case of a merger pursuant to section 14A:10-5.1 or subsection 14A:10-7(4) in which shareholder approval is not required, as of the day prior to the day on which the board of directors approved the plan of merger; or
     (c) In the case of an acquisition of all the shares or all the shares of a class or series by another corporation pursuant to section 14A:10-9, as of the day prior to the day on which the board of directors of the acquiring corporation authorized the acquisition, or, if a shareholder vote was taken pursuant to section 14A:10-12, as of the day provided in paragraph 14A:11-3(3)(a). In all cases, "fair value" shall exclude any appreciation or depreciation resulting from the proposed action.
14A:11-4. TERMINATION OF RIGHT OF SHAREHOLDER TO BE PAID THE FAIR
VALUE OF HIS SHARES
     (1) The right of a dissenting shareholder to be paid the fair value of his shares under this Chapter shall cease if
     (a) he has failed to present his certificates for notation as provided by subsection 14A:11-2(6), unless a court having jurisdiction, for good and sufficient cause shown, shall otherwise direct;
     (b) his demand for payment is withdrawn with the written consent of the corporation;
     (c) the fair value of the shares is not agreed upon as provided in this Chapter and no action for the determination of fair value by the Superior Court is commenced within the time provided in this Chapter;
     (d) the Superior Court determines that the shareholder is not entitled to payment for his shares;
     (e) the proposed corporate action is abandoned or rescinded; or
     (f) a court having jurisdiction permanently enjoins or sets aside the corporate action.
     (2) In any case provided for in subsection 14A:11-4(1), the rights of the dissenting shareholder as a shareholder shall be reinstated as of the date of the making of a demand for payment pursuant to subsections 14A:11-2(3), 14A:11-2(4) or 14A:11-2(5)
without prejudice to any corporate action which has taken place during the interim period. In such event, he shall be entitled to any intervening preemptive rights and the right to payment of any intervening dividend or other distribution, or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the board, the fair value thereof in cash as of the time of such expiration or completion.
14A:11-5. RIGHTS OF DISSENTING SHAREHOLDER
     (1) A dissenting shareholder may not withdraw his demand for payment of the fair value of his shares without the written consent of the corporation.
     (2) The enforcement by a dissenting shareholder of his right to receive payment for his shares shall exclude the enforcement by such dissenting shareholder of any other right to which he might otherwise be entitled by virtue of share ownership, except as provided in subsection 14A:11-4(2) and except that this subsection shall not exclude the right of such dissenting shareholder to bring or maintain an appropriate action to obtain relief on the ground that such corporate action will be or is ultra vires, unlawful or fraudulent as to such dissenting shareholder.
14A:11-6. DETERMINATION OF FAIR VALUE BY AGREEMENT
     (1) Not later than 10 days after the expiration of the period within which shareholders may make written demand to be paid the fair value of their shares, the corporation upon which such demand has been made pursuant to subsections 14A:11-2(3), 14A:11-2(4) or 14A:11-2(5) shall mail to each dissenting shareholder the balance sheet and the surplus statement of the corporation whose shares he holds, as of the latest available date which shall not be earlier than 12 months prior to the making of such offer and a profit and loss statement or statements for not less than a 12-month period ended on the date of such balance sheet or, if the corporation was not in existence for such 12-month period, for the portion thereof during which it was in existence. The corporation may accompany such mailing with a written offer to pay each dissenting shareholder for his shares at a specified price deemed by such corporation to be the fair value thereof. Such offer shall be made at the same price per share to all dissenting shareholders of the same class, or, if divided into series, of the same series.
     (2) If, not later than 30 days after the expiration of the 10-day period limited by subsection 14A:11-6(1), the fair value of the shares is agreed upon between any dissenting shareholder and the corporation, payment therefor shall be made upon surrender of the certificate or certificates representing such shares.
14A:11-7. PROCEDURE ON FAILURE TO AGREE UPON FAIR VALUE;
COMMENCEMENT OF ACTION TO DETERMINE FAIR VALUE
     (1) If the fair value of the shares is not agreed upon within the 30-day period limited by subsection 14A:11-6(2), the dissenting shareholder may serve upon the corporation upon which such demand has been made pursuant to subsections 14A:11-2(3), 14A:11-2(4) or 14A:11-2(5) a written demand that it commence an action in the Superior Court for the determination of the fair value of the shares. Such demand shall be served not later than 30 days after the expiration of the 30-day period so limited and such action shall be commenced by the corporation not later than 30 days after receipt by the corporation of such demand, but nothing herein shall prevent the corporation from commencing such action at any earlier time.
     (2) If a corporation fails to commence the action as provided in subsection 14A:11-7(1), a dissenting shareholder may do so in the name of the corporation, not later than 60 days after the expiration of the time limited by subsection 14A:11-7(1) in which the corporation may commence such an action.
14A:11-8. ACTION TO DETERMINE FAIR VALUE; JURISDICTION OF COURT; APPOINTMENT OF APPRAISER
     In any action to determine the fair value of shares pursuant to this Chapter:
     (a) The Superior Court shall have jurisdiction and may proceed in the action in a summary manner or otherwise;
     (b) All dissenting shareholders, wherever residing, except those who have agreed with the corporation upon the price to be paid for their shares, shall be made parties thereto as an action against their shares quasi in rem;
     (c) The court in its discretion may appoint an appraiser to receive evidence and report to the court on the question of fair value, who shall have such power and authority as shall be specified in the order of his appointment; and
     (d) The court shall render judgment against the corporation and in favor of each shareholder who is a party to the action for the amount of the fair value of his shares.
14A:11-9. JUDGMENT IN ACTION TO DETERMINE FAIR VALUE
     (1) A judgment for the payment of the fair value of shares shall be payable upon surrender to the corporation of the certificate or certificates representing such shares.
     (2) The judgment shall include an allowance for interest at such rate as the court finds to be equitable, from the date of the dissenting shareholder's demand for payment under subsections 14A:11-2(3), 14A:11-2(4) or 14A:11-2(5) to the day of payment. If the court finds that the refusal of any dissenting shareholder to accept any offer of payment, made by the corporation under section 14A:11-6, was arbitrary, vexatious or otherwise not in good faith, no interest shall be allowed to him.
14A:11-10. COSTS AND EXPENSES OF ACTION
     The costs and expenses of bringing an action pursuant to
section 14A:11-8 shall be determined by the court and shall be apportioned and assessed as the court may find equitable upon the parties or any of them. Such expenses shall include reasonable compensation for and reasonable expenses of the appraiser, if any, but shall exclude the fees and expenses of counsel for and experts employed by any party; but if the court finds that the offer of payment made by the corporation under section 14A:11-6 was not made in good faith, or if no such offer was made, the court in its discretion may award to any dissenting shareholder who is a party to the action reasonable fees and expenses of his counsel and of any experts employed by the dissenting shareholder.
14A:11-11. DISPOSITION OF SHARES ACQUIRED BY CORPORATION
     (1) The shares of a dissenting shareholder in a transaction described in subsection 14A:11-1(1) shall become reacquired by the corporation which issued them or by the surviving corporation, as the case may be, upon the payment of the fair value of shares.
     (2) (Deleted by amendment, P.L.1995, c.279.)
     (3) In an acquisition of shares pursuant to section 14A:10-9 or section 14A:10-13, the shares of a dissenting shareholder shall become the property of the acquiring corporation upon the payment by the acquiring corporation of the fair value of such shares. Such payment may be made, with the consent of the acquiring corporation, by the corporation which issued the shares, in which case the shares so paid for shall become reacquired by the corporation which issued them and shall be cancelled.